THE SENTINEL FUNDS

SUPPLEMENT DATED MAY 4, 2007 TO PROSPECTUS
DATED MAY 4, 2007

The table on page 63 of the Prospectus is deleted and replaced with the following:

Ratios/Supplemental Data
				Ratio of		Ratio of net
			Ratio of	expenses to	Ratio of net	investment income
			expenses to	average net	investment	(loss) to average
	Net assets	Ratio of	average net	assets before	income	net assets before
Total	at end of	expenses to	assets before	contractual and	(loss) to	contractual and	Portfolio
return *	period	average net	custodian fee	voluntary expense	average net	voluntary expense	turnover
(%)	(000 omitted)	assets (%)	credits**(%)	reimbursements***(%)	assets (%)	reimbursements***(%)	rate (%)
(18.29)	$109,161	1.30	1.31	1.31	(0.80)	(0.80)	230
32.17	137,019	1.31	1.31	1.31	(0.98)	(0.98)	116
9.75	147,021	1.24	1.24	1.24	(0.90)	(0.90)	98
5.61	166,181	1.24	1.25	1.25	(0.60)	(0.60)	160
7.21	149,787	1.32	1.33	1.33	(0.61)	(0.61)	83
(19.14)	$24,321	2.29	2.30	2.30	(1.79)	(1.79)	230
30.53	28,615	2.46	2.47	2.47	(2.13)	(2.13)	116
8.71	26,608	2.19	2.20	2.20	(1.86)	(1.86)	98
4.48	24,820	2.28	2.30	2.30	(1.65)	(1.65)	160
6.22	17,073	2.35	2.36	2.36	(1.63)	(1.63)	83
(19.44)	$1,675	2.65	2.65	2.65	(2.15)	(2.15)	230
30.23	1,951	2.71	2.72	2.72	(2.39)	(2.39)	116
8.22	2,873	2.60	2.61	2.61	(2.27)	(2.27)	98
4.26	4,869	2.48	2.50	2.50	(1.84)	(1.84)	160
6.06	3,997	2.48	2.49	2.49	(1.76)	(1.76)	83
(9.42)	$1,232	1.35	1.69	1.69	1.05	0.71	36
32.57	3,356	1.35	1.60	1.60	(0.03)	(0.28)	45
18.58	6,121	1.35	1.44	1.44	0.56	0.47	31
19.78 +++	4,538	1.34	1.35	1.35	(0.74)	(0.75)	53
13.87	4,169	1.35	1.38	1.38	(0.05)	(0.08)	35
(9.95)	$1,910	2.10	2.46	2.46	0.27	(0.09)	36
31.64	4,013	2.10	2.35	2.35	(0.81)	(1.06)	45
17.72	6,330	2.10	2.19	2.19	(0.19)	(0.28)	31
18.86 +++	9,040	2.09	2.10	2.10	(1.33)	(1.34)	53
13.09	9,425	2.10	2.13	2.13	(0.79)	(0.82)	35
5.68	$257,690	0.76	0.77	1.09	3.81	3.49	74
1.79	367,541	0.81	0.81	1.06	2.24	1.99	119
2.64	322,431	0.91	0.91	1.07	3.06	2.90	136
1.09	259,386	1.05	1.06	1.09	3.39	3.36	113
4.11	185,410	1.06	1.08	1.08	4.02	4.02	90

2.53 ++	$209	2.57 +	3.63 +	3.63 +	2.60 +	2.60 +	90 ++

0.58 ++	$18,323	1.44 +	1.45 +	1.45 +	3.21 +	3.21 +	113 ++
3.64	9,025	1.48	1.48	1.48	3.60	3.60	90

One National Life Drive
Montpelier, VT 05604

Sentinel Funds

P R O S P E C T U S
Prospectus dated March 30, 2007, as supplemented May 4, 2007

Class A, Class B, Class C, Class D and Class S

Sentinel Balanced Fund	Sentinel International Equity Fund
Sentinel Capital Growth Fund	Sentinel Mid Cap Growth Fund
Sentinel Common Stock Fund	Sentinel Mid Cap Value Fund
Sentinel Conservative Allocation Fund	Sentinel Short Maturity Government Fund
Sentinel Government Securities Fund	Sentinel Small Company Fund
Sentinel Growth Leaders Fund	Sentinel U.S. Treasury Money Market Fund
Sentinel High Yield Bond Fund

This prospectus contains information you should know before investing, including information about risks.
Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Sentinel Funds ☐ National Life Drive ☐ Montpelier, VT 05604

Table of Contents

What Are Each Fund’s Investment Objectives And Principal Investment Strategies?

What Are Each Fund’s Principal Investment Risks?

How Has Each Fund Performed?

What Are Each Fund’s Fees And Expenses?

More Information About Share Classes

How Can I Buy, Sell, Exchange And Transfer Fund Shares?

How Are The Funds Priced?

Dividends, Capital Gains and Taxes

Who Manages the Funds?

Financial Highlights

The Privacy Policy of the Sentinel Funds, Sentinel Asset Management, Inc., Sentinel Financial Services Company and Sentinel Administrative Services, Inc. is included at the back of this booklet following the prospectus.

In this prospectus, each Sentinel Fund is referred to individually as a “Fund.” Sentinel Asset Management, Inc. (“Sentinel”) is the investment advisor for each Fund. We cannot guarantee that any Fund will achieve its investment objective(s).

What Are Each Fund’s Investment Objectives And Principal Investment Strategies?

Each Fund has investment objective(s) and principal investment strategies. Investment objective(s) are fundamental policies, which means they may only be changed by a majority vote of the outstanding shares of that Fund. We cannot guarantee that these objective(s) will be achieved. In addition, if Sentinel or a Fund’s subadvisor, if any, believes it is necessary under adverse conditions to take a temporary defensive position, each Fund other than the Government Securities, Short Maturity Government and U.S. Treasury Money Market Funds may depart significantly or completely from its principal investment strategies. All of the Funds are “diversified” funds as defined in the Investment Company Act of 1940, as amended, except the Growth Leaders and Mid Cap Value Funds.

You can find additional information about the securities and investment techniques used by the Funds, including a description of each Fund’s other fundamental investment policies, in the Funds’ Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. All other investment strategies and policies described in the Prospectus and/or Statement of Additional Information are non-fundamental policies, which means they may be changed by the Fund’s Board. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), or by writing to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

Sidebox:
The Balanced Fund seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value.

The Balanced Fund primarily invests in common stocks and investment-grade bonds with at least 25% of its assets in bonds and at least 25% of its assets in common stock. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income. Sentinel will divide the Fund’s assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential. Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel’s philosophy for the equity portion of the portfolio is based on a long-term view and emphasizes diversification, high quality, valuation discipline and below-average risk. Sentinel looks for securities of superior companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time, with attractive risk profiles and long-term adjusted returns. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The bond portion of the Fund may invest without limitation in bonds in the first through the fourth highest categories of Moody’s (Aaa to Baa) and Standard and Poor’s (A to BBB). It may also purchase bonds in the lowest rating categories (C for Moody’s and D for Standard and Poor’s) and comparable unrated securities. However, it will only purchase securities rated B3 or lower by Moody’s or lower than B- by Standard and Poor’s if Sentinel believes the quality of the bonds is higher than indicated by the rating. No more than 20% of the Fund’s total assets may be invested in lower-quality bonds (e.g., bonds rated below Baa by Moody’s or BBB by Standard & Poor’s).

The Fund may make unlimited investments in mortgage-backed U.S. government securities, including pass-through certificates guaranteed by the Government National Mortgage Association (“GNMA”). Each GNMA certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration, and provides for the payment of minimum fixed monthly installments of principal and interest. Timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government. The Fund may invest in mortgage-backed securities guaranteed by the Federal National Mortgage Association (“FNMA”) and by the Federal Home Loan Mortgage Corporation (“FHLMC”). In all of these mortgage-backed securities, the actual maturity of and realized yield will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. While the original maximum life of a mortgage-backed security considered for this Fund can vary from 10 to 30 years, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed securityholder along with regularly scheduled minimum repayments of principal and payments of interest.

The Fund may engage in dollar roll transactions. In a dollar roll, a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month, and simultaneously contracts to buy back securities of the same type, coupon and maturity on a predetermined future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. In return, a Fund receives the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), and interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll in which the proceeds of a dollar roll are held in a separate account and invested only in high-grade, money-market instruments. The Fund may only invest in covered rolls.

In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%. The Fund may participate in a securities lending program.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Balanced Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, general foreign securities, general fixed-income securities, government securities, dollar rolls, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

Sidebox:
The Capital Growth Fund seeks long-term growth of capital and, secondarily, current income.

The Capital Growth Fund normally invests primarily in a broad range of common stocks of companies that Sentinel believes have above-average growth potential.

Sentinel attempts to identify companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole. Sentinel utilizes a blended “top-down” and “bottom-up” approach. In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate. In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth. With respect to the Fund’s current income objective, Sentinel also analyzes a company’s dividend-paying characteristics when selecting investments. Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and research reports provided by Wall Street analysts, is synthesized and analyzed to develop financial and valuation models for each individual company in an attempt to project future sales and earnings growth potential and relative valuations and to facilitate informed investment decisions. Sentinel expects to sell Fund holdings when the valuation of the underlying company relative to its future growth rate appears to have become excessive, the fundamentals of a company are perceived to be deteriorating, or more attractive alternative investments surface.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in securities of foreign issuers, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Capital Growth Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, general foreign securities, derivatives, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.

Sidebox:
The Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.

The Common Stock Fund normally invests at least 80% of its net assets in common stocks. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. The Fund invests mainly in a diverse group of common stocks of well-established companies, most of which pay regular dividends. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Sentinel’s philosophy is based on a long-term view and emphasizes diversification, high quality, valuation discipline and below-average risk. Sentinel looks for securities of superior companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or market over time. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Common Stock Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, general foreign securities, derivatives, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.

Sidebox:
The Conservative Allocation Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.

The Conservative Allocation Fund normally divides its assets among several broad asset classes. Sentinel has broad discretion in allocating assets among the classes. The classes are:

1. INVESTMENT-GRADE BONDS. The Fund normally invests at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, and investment-grade corporate bonds, and may include the dollar roll transactions described for the Balanced Fund. Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

2. BELOW INVESTMENT-GRADE BONDS. The Fund may invest up to 35% of its total assets in bonds rated below investment grade (e.g., rated below BBB by Standard and Poor's or below Baa by Moody’s) or which are unrated but considered to be of comparable credit quality by Sentinel. These bonds are sometimes called "junk bonds". Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated below investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

3. EQUITY AND EQUITY-RELATED SECURITIES. The Fund may invest up to 50% of its total assets in these securities, including common stocks, preferred stocks, and debt securities that are convertible into equity securities. In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, but there will also be some emphasis on the potential for capital appreciation. The Fund may invest up to 10% of its total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Conservative Allocation Fund is principally subject to the following types of risks: stock market and selection, sector, general foreign securities, foreign banks and securities depositories, general fixed-income securities, dollar rolls, government securities, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

Sidebox:
The Government Securities Fund seeks high current income while seeking to control risk.

The Government Securities Fund normally invests at least 80% of its net assets in U.S. government securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. The Fund invests mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities. The Fund is not required, however, to invest set amounts in any of the various types of U.S. government securities. Sentinel will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in mortgage-backed securities and engages in dollar roll transactions both as described above for the Balanced Fund.

The Fund may also use repurchase agreements as a means of making short-term investments. It will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. government securities, only in aggregate amounts of not more than 25% of the Fund's assets and only where the counterparty maintains the value of the underlying securities at not less than 102% of the repurchase price stated in the agreement. The Fund might incur time delays or losses if the other party to the agreement defaults on the repurchase of the securities.

In addition, the Fund may invest up to 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. These money market instruments may be used as a means of making short-term investments.

The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

The Government Securities Fund is principally subject to the following types of risks: general fixed-income securities, government securities, dollar rolls, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, securities lending and repurchase agreements risks.

Sidebox:
The Growth Leaders Fund seeks long-term capital appreciation.

The Growth Leaders Fund normally invests primarily in common stocks of 20 to 30 companies that Sentinel believes have above-average growth potential. This Fund is non-diversified, which means that it may hold fewer securities than a diversified portfolio and may take larger positions in individual stocks.

Sentinel attempts to identify companies that are expected to grow as a result of the potential long-term return from their investment in research, development, capital spending and market expansion. In addition, Sentinel looks for companies that it perceives to be attractively valued relative to their future growth prospects, as well as to that of the market as a whole. Sentinel utilizes a blended “top-down” and “bottom-up” approach. In top-down analysis, focus is on such macroeconomic factors as inflation, interest and tax rates, currency and political climate. In bottom-up analysis, focus is on company-specific variables, such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as returns on sales and equity, debt/equity ratios and earnings and cash flow growth. Fundamental research, which may include the use of corporate financial reports and press releases, company presentations, meetings with management, general economic and industry data supplied by government agencies and trade associations, and research reports provided by Wall Street analysts, is synthesized and analyzed to develop financial and valuation models for each individual company in an attempt to project future sales and earnings growth potential and relative valuations and to facilitate informed investment decisions. Sentinel expects to sell Fund holdings when the valuation of the underlying company relative to its future growth rate appears to have become excessive, the fundamentals of a company are perceived to be deteriorating, or more attractive alternative investments surface.

Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in securities of foreign issuers, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant such investment. Such action is an attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Growth Leaders Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, general foreign securities, derivatives, non-diversified, not guaranteed, portfolio turnover, repurchase agreements, securities lending and temporary defensive position risks.

Sidebox:
The High Yield Bond Fund seeks high current income and total return.

The High Yield Bond Fund normally invests at least 80% of its total assets in lower-rated bonds. These bonds are sometimes called “junk bonds.” This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. The Fund invests mainly in lower-rated corporate bonds. These bonds, because of the greater possibility that the issuers will default, or that the issuers have defaulted, are not investment grade - that is, they are rated below BBB by Standard & Poor’s or below Baa by Moody’s, or are unrated but considered to be of comparable credit quality. The Fund may purchase bonds in the lowest rating categories (C for Moody’s and D for Standard and Poor’s) and comparable unrated securities. The Fund may not invest more than 20% of its total assets in securities rated CCC or lower by Standard & Poor’s or the equivalent. The Fund may invest in debt securities of any maturity. No more than 25% of the Fund’s assets may be invested in a single industry and no more than 5% of its assets in a single issuer.

The Fund also may invest up to 20% of its total assets in common stocks. The Fund also may invest in bonds convertible into common stock.

The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund may invest up to 25% of net assets in the securities of foreign issuers, although only where the securities are trading in the U.S. or Canada or on the Eurodollar market and only where trading is denominated in U.S. or Canadian dollars or the Eurodollar.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The High Yield Bond Fund is principally subject to the following types of risks: general foreign securities, general fixed-income securities, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

Sidebox:
The International Equity Fund seeks growth of capital.

The International Equity Fund normally invests at least 80% of its net assets in equity securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. The Fund invests mainly in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets. The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country if Sentinel feels that economic and business conditions make it appropriate to do so.

Sentinel applies a multi-dimensional strategy comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund.

The Fund focuses its investments on developed foreign countries, but may invest up to 20% of its total assets in emerging markets. It normally will have substantial investments in European countries. Up to 25% of the Fund’s assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

Normally, at least 75% of the Fund’s total assets are invested in securities of non-U.S. issuers selected by Sentinel mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also may invest in convertible or debt securities rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s.

The majority of the Fund’s trading of stocks occurs on established stock exchanges or in the over-the-counter markets in the countries in which investments are being made. The Fund also expects to purchase American Depositary Receipts and European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs trade on U.S. exchanges or in the U.S. over-the-counter markets, and represent foreign stocks. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. Normally, however, the Fund does not hedge its foreign currency exposure.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The International Equity Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, general foreign securities, emerging markets, foreign banks and securities depositories, derivatives, not guaranteed, repurchase agreements, securities lending and temporary defensive position risks.

Sidebox:
The Mid Cap Growth Fund seeks growth of capital.

The Mid Cap Growth Fund will invest at least 80% of its net assets in mid-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. For this purpose, mid-capitalization stocks are stocks of companies whose market capitalizations, at the time of purchase, are within the range from the stock with the lowest market capitalization which is included in the Standard & Poor’s 400 Midcap Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices. As of February 28, 2007, companies included in either the Standard & Poor’s 400 Midcap Index or the Russell Midcap Index had market capitalizations between $600 million and $21.66 billion. The Fund focuses its investments on common stocks of mid-sized companies. Sentinel tries to invest in companies with favorable growth potential with attractive pricing in relation to this growth potential, and experienced and capable managements. The Fund seeks to invest in companies with forecasted growth rates in excess of the market and/or the economy. Emphasis is placed on companies that (1) exhibit proven profitable business models, (2) demonstrate sustainable earnings growth, (3) have the potential for accelerating growth, strong product cycles, attractive valuations, superior returns on capital versus cost on capital and/or favorable liquidity characteristics and/or (4) have strong/leadership position within their industry. The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Mid Cap Growth Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, stocks of smaller companies, general foreign securities, derivatives, not guaranteed, portfolio turnover, repurchase agreements, securities lending and temporary defensive position risks.

Sidebox:
The Mid Cap Value Fund seeks long-term capital appreciation.

The Mid Cap Value Fund normally invests at least 80% of its net assets in mid-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. For this purpose, mid-capitalization stocks are stocks of companies whose market capitalizations, at the time of purchase, are within the range from the lowest market capitalization of a stock that is included in the Standard & Poor’s 400 Midcap Index or the Russell Midcap Index, up to and including the market capitalization of the largest company included in either of such indices. As of February 28, 2007, companies included in either the Standard & Poor’s 400 Midcap Index or the Russell Midcap Index had market capitalizations between $600 million and $21.66 billion.

In selecting investments for the Fund, Steinberg Asset Management, LLC (“Steinberg”), the Fund’s investment sub-advisor, focuses on issuers that it believes have above average growth potential at attractive prices. These issuers will generally be U.S. companies, but the Fund may invest to a lesser extent in securities of non-U.S. companies meeting these same criteria. Steinberg’s research of these companies is theme-driven and focuses on companies that are under-researched and are selling for less than their “private transaction value,” i.e., the price an acquirer would pay to buy the company in its entirety. Steinberg evaluates whether a company’s underlying business value is likely to protect against long-term capital loss.

The Fund is “non-diversified,” and Steinberg expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Fund may invest up to 25% of its net assets in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Steinberg believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Mid Cap Value Fund is principally subject to the following types of risks: stock market and selection risk, sector risk, stocks of smaller companies risk, general foreign securities risk, derivatives risk, illiquid securities risk, investment style risk, non-diversified risk, not guaranteed risk, securities lending risk and temporary defensive position risk.

Sidebox:
The Short Maturity Government Fund seeks high current income and limited fluctuations in principal value.

The Short Maturity Government Fund normally invests at least 80% of its net assets in U.S. government securities with average lives, at the time of purchase, of three years or less. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. The remainder of the Fund’s assets may be invested in U.S. government securities with other maturities. Normally, the dollar-weighted average maturity of the Fund’s portfolio is less than three years. The U.S. government securities in which the Fund invests include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government and obligations of U.S. government agencies and instrumentalities. It is expected that under normal market conditions, the Fund will generate yields higher than the yields available on money market instruments, or certificates of deposit (“CD”) with maturities of one year or less; however, there can be no assurance that the Fund’s yield or total return will in fact be higher than these alternatives. Money market instruments and CDs can also have different risks and expenses than those of the Fund.

The Fund is not required to invest set amounts in any type of U.S. government securities. Sentinel chooses the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Fund invests substantially in mortgage-backed securities and engages in dollar roll transactions as described for the Balanced Fund. The Fund seeks to invest in mortgage-backed securities with shorter average lives, by focusing on securities that have been outstanding for a long period, or which had limited original terms.

In addition, the Short Maturity Government Fund may invest up to 20% of its net assets in high-quality, money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also use repurchase agreements as a means of making short-term investments as described for the Government Securities Fund.

The Fund may utilize an active trading approach, which may result in portfolio turnover greater than 100%.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

The Short Maturity Government Fund is principally subject to the following types of risks: general fixed-income securities, dollar rolls, government securities, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover and repurchase agreements risks.

Sidebox:
The Small Company Fund seeks growth of capital.

The Small Company Fund normally invests at least 80% of its net assets in small-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders. For this purpose, small companies are considered to be companies that have, at the time of purchase, market capitalizations of less than $3 billion. The Fund invests primarily in common stocks of small companies that Sentinel believes have superior business models, solid management teams, sustainable growth potential and are attractively valued. Dividend income is not a factor in selecting stocks. The weighted median market capitalization of the Fund’s holdings as of February 28, 2007 was $1.8 billion. Market capitalization is the total value of all the outstanding shares of common stock of a company.

Up to 25% of the Fund’s assets may be invested in securities within a single industry. For portfolio construction purposes, the Fund uses the Standard & Poor’s SmallCap 600 Index as a sector-weighting guide. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund’s policy is to avoid short-term trading. However, the Fund may sell a security without regard to its holding period if Sentinel believes it is in the Fund’s best interest to do so. The Fund’s turnover rate is not expected to exceed 100% annually.

The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Small Company Fund is principally subject to the following types of risks: stock market and selection, investment style, sector, stocks of smaller companies, general foreign securities, derivatives, not guaranteed, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

Sidebox:
The U.S. Treasury Money Market Fund seeks as high a level of current income as is consistent with stable principal value.

The U.S. Treasury Money Market Fund must invest under normal conditions at least 80% of its net assets in U.S. Treasury securities. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days' prior notice to the Fund's shareholders. It invests primarily in short-term direct obligations of the U.S. Treasury. These obligations include U.S. Treasury bills, notes and bonds with remaining maturities of 397 days or less. The Fund may also invest up to 25% of its total assets in repurchase agreements with respect to U.S. Treasury securities, and up to 10% of its total assets in shares of institutional money market funds that invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities. The Fund may invest up to 20% in non-U.S. Treasury securities, including discount notes issued by the Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Bank (FHLB) and Federal National Mortgage Association (FNMA). The Fund may earn less income than funds owning longer-term securities or lower-quality securities that have less liquidity, greater market risk and greater market value fluctuations.

The Fund seeks to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less.

In many states, the Fund’s income dividends may be largely exempt from state and local income taxes, but will be includable in gross income tax for federal income tax purposes. For more information on state and local tax exemption, consult a tax advisor.

The Fund may use derivative instruments (e.g., futures, options and swap agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so. The Fund may participate in a securities lending program with respect to a substantial amount of its holdings.

The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

The U.S. Treasury Money Market Fund is principally subject to the following types of risks: general fixed-income securities, government securities, derivatives, not guaranteed, repurchase agreements and securities lending risks.

Disclosure of Portfolio Securities
A description of each Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information. Each Fund’s month-end top ten holdings are posted at www.sentinelfunds.com under “Performance and Prices” with at least a one-month lag.

What Are Each Fund’s Principal Investment Risks?

We cannot guarantee that any Fund’s investment objective will be achieved. You can find additional information about the investment risks of the Funds in the Funds’ Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling 1-800-282-FUND (3863), or by writing to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

Principal Equity Securities Risks

Sidebox:
The Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap Growth, Mid Cap Value and Small Company Funds are principally subject to equity securities risk.

Stock Market and Selection Risk. Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Sentinel or Steinberg selects will underperform that stock market or other funds with similar investment objectives and investment strategies.

Investment Style Risk. The Capital Growth, Growth Leaders, International Equity, Mid Cap Growth and Small Company Funds focus on “growth” stocks. The Mid Cap Value Fund focuses on “value” stocks. The Common Stock Fund and the equity portion of the Balanced Fund focus on both “growth” and “value” stocks, commonly called a blend style. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks may not increase in price or pay dividends, as anticipated by the Funds' managers, or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur. The Funds' performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Sector Risk. To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time. For more information on risks of a particular sector, consult the Funds’ Statement of Additional Information.

Stocks of Smaller Companies Risk. The stocks of small- and mid-capitalization companies in which the Small Company Fund and, to a lesser extent, the Mid Cap Growth and Mid Cap Value Funds invest typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources, narrower product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Principal Foreign Securities Risks

Sidebox:
The Conservative Allocation and International Equity Funds and, to a lesser extent, the Balanced, Capital Growth, Common Stock, Growth Leaders, High Yield Bond, Mid Cap Growth, Mid Cap Value and Small Company Funds are subject to foreign securities risks.

General Foreign Securities Risk. Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the International Equity Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Emerging Markets Risk. The risks of foreign investments are usually much greater for the emerging markets in which the Conservative Allocation and International Equity Funds may invest. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Because these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price-to-earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Foreign Banks and Securities Depositories Risk. Some foreign banks and securities depositories in which the Conservative Allocation and International Equity Funds generally hold their foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Funds’ ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Funds to carry out transactions.

Principal Fixed-Income Securities Risks

Sidebox:
The Balanced, Conservative Allocation, Government Securities, High Yield Bond, Short Maturity Government and U.S. Treasury Money Market Funds are principally subject to fixed-income securities risks.

General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the shares of Funds holding bonds will fluctuate with conditions in the bond markets. Bonds with longer maturities and longer durations (a measure of a bond’s sensitivity to changes in interest rates) generally are subject to greater price fluctuation due to interest-rate changes than bonds with shorter maturities or shorter durations. While considered investment-grade, bonds in the fourth highest rating category of Moody’s and Standard & Poor’s may have more speculative characteristics and may be more likely to be downgraded than bonds rated in the three highest rating categories.

Dollar Rolls Risk. The use of dollar rolls by the Balanced, Conservative Allocation, Government Securities and Short Maturity Government Funds tends to increase the portfolio turnover of these Funds. Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may appreciate above the contracted repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to release the counterparty from its contractual obligation.

Government Securities Risk. Economic, business, or political developments may affect the ability of government-sponsored guarantors, such as FNMA, FHLB and FHLMC, to repay principal and to make interest payments on the mortgage-backed government securities in which the Balanced, Conservative Allocation, Government Securities and Short Maturity Government Funds invest or the discount notes in which the U.S. Treasury Money Market Fund invests. In addition, certain of these securities, including those guaranteed by FNMA, FHLB and FHLMC, are not backed by the full faith and credit of the U.S. government. In addition, if prevailing interest rates are below the rates on the mortgages, the mortgage borrowers are more likely to refinance their mortgages than if interest rates are at or above the interest rates on the mortgages. Faster prepayments will reduce the potential of the mortgage-backed securities to rise in value during periods of falling interest rates, while the risk of falling value during periods of rising interest rates may be comparable to or higher than other bonds of similar maturities.

Sidebox:
Lower-quality bonds are subject to higher risk than highly rated bonds.

Lower-Quality Bonds Risk. The lower-quality bonds in which the Conservative Allocation and High Yield Bond Funds and, to a lesser extent the Balanced Fund, may invest generally have higher nominal or effective interest rates than higher-quality bonds. Lower-quality bonds may pay interest at fixed, floating or adjustable rates. The value of floating or adjustable rate bonds is less likely to be adversely affected by interest-rate changes than fixed rate bonds. However, if interest rates fall, the Funds may earn less income if they hold floating or adjustable rate bonds. Lower-rated bonds are more speculative and likely to default than higher-quality bonds. Lower-rated bond values also tend to fluctuate more widely in value, for several reasons. An economic downturn may have a greater impact on the ability of issuers with less financial strength to make their bond payments. These bonds may not be traded as actively. Their prices may respond more adversely to negative publicity and investor perceptions. If trading in lower-rated bonds becomes less active, the Funds may have more difficulty in valuing these bonds. Success in investing in junk bonds depends heavily on Sentinel’s credit analysis. Lower-rated bonds are also more sensitive than other debt securities to adverse business developments affecting specific issuers. The risk of loss due to default by the issuer of a lower-quality bond may be significantly greater than the risk for higher rated bonds because lower-quality bonds are more likely to be unsecured and may be subordinated to other creditors. If a bond defaults, the Funds may incur additional expenses in seeking a recovery or participating in a restructuring. Lower-quality bonds also may have call features that permit the issuer to repurchase the securities from the Funds before their maturity. If a call is exercised during a period of declining interest rates, the affected Fund would probably have to replace the called bonds with lower-yielding bonds, and the Fund’s investment income would go down.

Zero-Coupon and Similar Bonds Risk. Bonds that do not pay interest, but instead are issued at a significant discount to their maturity values, are referred to as zero-coupon securities. These securities pay interest in additional securities instead of cash (referred to as pay-in-kind securities) or pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Even though the Balanced, Conservative Allocation, Government Securities, High Yield Bond and Short Maturity Government Funds may not get cash interest payments on these bonds, under existing tax law the Funds nevertheless must accrue, in order to qualify as RICs and distribute the income deemed to be earned on a current basis. This may cause a Fund to have to sell other investments to raise the cash needed to make its required income distributions.

Other Principal Investment Risks

Derivatives Risk. Derivative investments involve credit risk (the risk that the counterparty of the derivative transaction will be unable to honor its financial obligation to the Fund), hedging risk (the risk that the derivative instrument will not fully offset the underlying positions), liquidity risk (the risk that the Fund cannot sell the derivative instrument because of an illiquid secondary market) and, when hedging, the risk that the intended risk management purpose of the derivative instrument may not be achieved, and may produce losses or missed opportunities.

Non-diversified Risk. The Growth Leaders and Mid Cap Value Funds are non-diversified funds, meaning that each may hold fewer securities than a diversified portfolio and may take larger positions in individual stocks. As a result, the Fund may be more affected by the performance of a particular stock than a fund investing in a broader range of securities.

Not Guaranteed Risk. None of the Funds, including the Government Securities, Short Maturity Government and U.S. Treasury Money Market Funds, is guaranteed or insured by the U.S. government. Except for the U.S. Treasury Money Market Fund, the value of each Fund’s shares is expected to fluctuate.

Portfolio Turnover Risk. The Funds shown below had the following rates of portfolio turnover in their 2006 fiscal year:

Balanced	209%
Conservative Allocation	204%
Government Securities	678%
Growth Leaders	157%

For these Funds, an active trading approach increases the Funds’ costs and may reduce the Funds’ performance. It may also increase the amount of capital gains tax that you have to pay on the Funds’ returns. The turnover rate for the Growth Leaders Fund is based in part on its predecessor, the Bramwell Focus Fund and reflects the year ended June 30, 2006. The 2006 turnover rate for the Conservative Allocation Fund was higher than its 2005 rate of 174% partly as a result of change in portfolio managers. The 2007 turnover rate for this Fund may be lower.

Repurchase Agreements Risk. If the repurchase agreement counterparty defaults on its repurchase obligation, each Fund would have the collateral securities and be able to sell them to another party, but it could suffer a loss if the proceeds from a sale of the securities turn out to be less than the repurchase price stated in the agreement. If the counterparty becomes insolvent or goes bankrupt, a Fund may be delayed in being able to sell securities that were subject to the repurchase agreement. In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold”. Therefore, amounts earned under such agreements are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders.

Restricted and Illiquid Securities Risk. Restricted securities, such as Rule 144A securities, are securities for which trading is limited to qualified institutional buyers. Sentinel may determine that certain Rule 144A securities in which the Balanced, Conservative Allocation, and High Yield Bond Funds invest are liquid securities under guidelines approved by the Funds’ Board of Directors, and these Rule 144A securities will not be subject to any limitation or prohibition on the purchase of illiquid securities. These liquid Rule 144A securities may become illiquid if qualified institutional buyers are unavailable. Other securities, such as lower-quality bonds or small-cap securities, may also become illiquid. The Funds will not be able to readily resell illiquid securities and resale of some of these securities may be restricted by law or contractual provisions. The inability to sell these securities at the most opportune time may negatively affect a Fund’s net asset value.

Securities Lending Risk. Securities lending programs are subject to borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments (i.e., amounts equivalent to any dividends, interest or other distributions received by the Fund while the securities are on loan) are not treated as a dividend and are not eligible for the dividends-received deduction available to corporate shareholders or for treatment as qualified dividend income taxable at reduced rates in the hands of non-corporate shareholders. Securities lending may also impact the availability of foreign tax credits, where applicable.

Sidebox:
Periodically the Funds may be less than fully invested.

Temporary Defensive Position Risk. If a Fund, other than the Government Securities Fund, Short Maturity Government Fund or U.S. Treasury Money Market Fund, takes a temporary defensive position, it may invest all or a large portion of its assets in U.S. government securities, high-quality, money-market instruments, bank deposits, or cash. If a Fund takes a temporary defensive position, it may not achieve its investment objective(s).

The Funds are appropriate for investors who are comfortable with the risks described here. The U.S. Treasury Money Market Fund is appropriate for investors who need cash immediately. Except for the U.S. Treasury Money Market Fund, the Funds are appropriate for long-term investors who are not concerned primarily with principal stability. It is possible to lose money by investing in the Funds.

How Has Each Fund Performed?
The following bar charts and tables provide indications of the risks of investing in each Fund by showing changes in the Funds’ performance from year to year and by showing how the Funds’ average annual returns for 1, 5 and 10 years (or since inception) compare with those of a broad measure of market performance. The bar charts show changes in each Fund’s performance for Class A shares for each calendar year over a ten-year period, or for a shorter period for those Funds that have been in existence for less than ten years.

The performance of the Capital Growth and Growth Leaders Funds prior to March 17, 2006 is based on the adjusted performance of their predecessors, the Bramwell Growth Fund and Bramwell Focus Fund, respectively, which had different expenses but substantially similar investment risks.

The performance of the Mid Cap Value Fund from October 12, 2001 to May 4, 2007 is based on the adjusted performance of its predecessor, the Synovus Mid Cap Value Fund, and, prior to October 12, 2001, on the adjusted performance of a similarly managed collective investment fund, both of which had different expenses but substantially similar investment risks.

Sales charges are not reflected in the bar charts. If sales charges were reflected, returns would be less than those shown. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

Sentinel Balanced
Inception: 1938
Total Return (%)

20.6	11.9	0.5	8.6	-2.9	-9.7	22.1	7.7	5.4	11.8
97	98	99	00	01	02	03	04	05	06

During the period(s) shown in the above bar chart, the highest return for a quarter for the Balanced Fund was 12.33% (quarter ended June, 2003) and the lowest return for a quarter was -9.44% (quarter ended September, 2002).

Sentinel Capital Growth
Inception: 1994[1]
Total Return (%)

33.7	34.5	25.7	-2.4	-16.2	-20.2	20.4	4.4	5.0	8.4
97	98	99	00	01	02	03	04	05	06

During the period(s) shown in the above bar chart, the highest return for a quarter for the Capital Growth Fund was 22.70% (quarter ended December, 1998) and the lowest return for a quarter was -16.26% (quarter ended September, 2001).

Sentinel Common Stock
Inception: 1934
Total Return (%)

27.9	14.0	3.1	10.5	-10.0	-17.0	29.4	9.5	7.3	16.0
97	98	99	00	01	02	03	04	05	06

During the period(s) shown in the above bar chart, the highest return for a quarter for the Common Stock Fund was 17.88% (quarter ended June, 2003) and the lowest return for a quarter was -16.21% (quarter ended September, 2002).

Sentinel Conservative Allocation
Inception: 2003
Total Return (%)

7.9	1.0	9.6
04	05	06

During the period(s) shown in the above bar chart, the highest return for a quarter for the Conservative Allocation Fund was 9.12% (quarter ended June, 2003) and the lowest return for a quarter was -1.14% (quarter ended June, 2004).

Sentinel Government Securities
Inception: 1986
Total Return (%)

9.3	9.1	-3.5	12.6	6.9	10.6	2.9	4.7	2.3	4.3
97	98	99	00	01	02	03	04	05	06

During the period(s) shown in the above bar chart, the highest return for a quarter for the Government Securities Fund was 4.84% (quarter ended September, 1998) and the lowest return for a quarter was -1.96% (quarter ended March, 1999).

Sentinel Growth Leaders
Inception: 1999[1]
Total Return (%)

4.4	-18.3	-17.4	20.6	7.0	2.5	10.5
00	01	02	03	04	05	06

During the period(s) shown in the above bar chart, the highest return for a quarter for the Growth Leaders Fund was 14.20% (quarter ended December, 2001) and the lowest return for a quarter was -18.10% (quarter ended September, 2001).

Sentinel High Yield Bond
Inception: 1997
Total Return (%)

1.1	4.9	-7.5	6.8	7.3	20.4	7.9	1.1	8.6
98	99	00	01	02	03	04	05	06

During the period(s) shown in the above bar chart, the highest return for a quarter for the High Yield Bond Fund was 6.98% (quarter ended December, 2001) and the lowest return for a quarter was -6.59% (quarter ended September, 1998).

Sentinel International Equity
Inception: 1993
Total Return (%)

14.2	10.3	27.3	-9.3	-16.2	-11.8	32.1	20.3	10.4	24.2
97	98	99	00	01	02	03	04	05	06

During the period(s) shown in the above bar chart, the highest return for a quarter for the International Equity Fund was 17.09% (quarter ended June, 2003) and the lowest return for a quarter was -20.80% (quarter ended September, 2002).

Sentinel Mid Cap Growth
Inception: 1969
Total Return (%)

32.1	15.7	38.3	0.1	-24.7	-24.7	41.8	12.0	3.4	4.5
97	98	99	00	01	02	03	04	05	06

During the period(s) shown in the above bar chart, the highest return for a quarter for the Mid Cap Growth Fund was 31.19% (quarter ended December, 2001) and the lowest return for a quarter was -33.54% (quarter ended September, 2001).

Sentinel Mid Cap Value
Inception: 2000[1]
Total Return (%)

7.9	-12.6	35.1	21.5	13.1	16.9
01	02	03	04	05	06

During the period(s) shown in the above bar chart, the highest return for a quarter for the Mid Cap Value Fund was 18.4% (quarter ended June, 2003) and the lowest return for a quarter was -14.78% (quarter ended September, 2002).

Sentinel Short Maturity Government
Inception: 1995
Total Return (%)

6.8	6.3	3.0	7.7	6.5	6.7	1.5	2.3	1.2	3.7
97	98	99	00	01	02	03	04	05	06

During the period(s) shown in the above bar chart, the highest return for a quarter for the Short Maturity Government Fund was 3.14% (quarter ended September, 2001) and the lowest return for a quarter was -0.47% (quarter ended March, 2005).

Sentinel Small Company
Inception: 1993
Total Return (%)

21.2	7.2	15.1	39.1	4.8	-14.1	38.1	16.0	7.9	15.5
97	98	99	00	01	02	03	04	05	06

During the period(s) shown in the above bar chart, the highest return for a quarter for the Small Company Fund was 20.85% (quarter ended December, 2001) and the lowest return for a quarter was -15.71% (quarter ended September, 2002).

Sentinel U.S. Treasury
Money Market
Inception: 1993
Total Return (%)

4.6	4.5	4.1	5.2	3.3	1.1	0.3	0.5	2.2	4.0
97	98	99	00	01	02	03	04	05	06

During the period(s) shown in the above bar chart, the highest return for a quarter for the U.S. Treasury Money Market Fund was 1.39% (quarter ended December, 2000) and the lowest return for a quarter was 0.03% (quarter ended September, 2003).

1Inception date reflects the inception of the Fund’s predecessor.

Average Annual Total Return
The tables below compare for the periods shown the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of each Fund, the average annual return after taxes on distributions for the Class A shares of each Fund and the average annual total return after taxes on distributions and redemption for Class A shares of each Fund. The returns for share classes with a sales charge include the effect of the maximum sales charge, including any contingent deferred sales charge that would apply to a redemption at the end of the period, in the case of the Class B, Class C and Class D shares. How each Fund performed in the past before and after taxes is not necessarily an indication of how that Fund will perform in the future.

After-tax returns are shown only for Class A and after-tax returns for other classes of shares will vary. After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or tax-advantaged education savings accounts, such as qualified tuition programs or Coverdell Education Savings Accounts. As an example, the highest applicable individual federal marginal tax rates in effect for calendar year 2006 were generally 35% for ordinary income dividends (which generally include distributions of short term capital gains), and 15% for long-term capital gain distributions and qualifying dividend income. However, the historical highest rates applicable during the periods measured and used in the after-tax calculations below may be different from the highest individual marginal income tax rates for 2006.

The Class C share returns of the Government Securities and Short Maturity Government Funds prior to their inception are based on the adjusted returns of each Fund’s Class A shares.

Index returns reflect no deduction for fees, expenses or taxes.

For the periods ended			Past 10 Years/
December 31, 2006	Past One Year	Past 5 Years	Since Inception
Balanced Fund
Return Before Taxes: Class A	6.19	5.85	6.62
Return After Taxes on Distributions:
Class A	5.27	4.72	4.76
Return After Taxes on Distributions and Sale of Fund Shares:
Class A	4.77	4.51	4.80
Standard & Poor’s 500 Index[13]	15.79	6.19	8.42
Lehman Brothers U.S. Aggregate Bond Index[12]	4.33	5.06	6.24
Morningstar Moderate Allocation Category[22]	11.26	6.09	7.12
Return Before Taxes: Class B	6.78	5.71	6.68
Standard &Poor’s 500 Index[13]	15.79	6.19	8.42
Lehman Brothers U.S. Aggregate Bond Index[12]	4.33	5.06	6.24
Morningstar Moderate Allocation Category[22]	11.26	6.09	7.12
Return Before Taxes: Class C	9.68	5.90	4.02[1]
Standard & Poor’s 500 Index[13]	15.79	6.19	4.38[1]
Lehman Brothers U.S. Aggregate Bond Index[12]	4.33	5.06	5.83[1]
Morningstar Moderate Allocation Category[22]	11.26	6.09	4.99[1]
Return Before Taxes: Class D	5.43	5.55	4.14[2]
Standard & Poor’s 500 Index[13]	15.79	6.19	3.44[2]
Lehman Brothers U.S. Aggregate Bond Index[12]	4.33	5.06	5.53[2]
Morningstar Moderate Allocation Category[22]	11.26	6.09	4.86[2]
Capital Growth Fund[14]
Return Before Taxes: Class A	2.95	1.64	7.19
Return After Taxes on Distributions:
Class A	1.31	1.00	6.19
Return After Taxes on Distributions and Sale of Fund Shares:
Class A11	4.09	1.38	6.11
Return Before Taxes: Class C	5.98	1.89	6.95
Russell 1000 Growth Index[15]	9.07	2.69	5.44
Standard & Poor’s 500 Index[13]	15.79	6.19	8.42
Morningstar Large Growth Category[22]	6.93	2.88	5.88
Common Stock Fund
Return Before Taxes: Class A	10.20	6.80	7.58
Return After Taxes on Distributions:
Class A	9.37	5.60	5.69
Return After Taxes on Distributions and Sale of Fund Shares:
Class A11	7.72	5.44	5.83
Standard & Poor’s 500 Index[13]	15.79	6.19	8.42
Morningstar Large Blend Category[22]	14.15	5.92	7.79
Return Before Taxes: Class B	10.91	6.57	7.60
Standard & Poor’s 500 Index[13]	15.79	6.19	8.42
Morningstar Large Blend Category[22]	14.15	5.92	7.79
Return Before Taxes: Class C	13.80	6.76	4.00[1]
Standard & Poor’s 500 Index[13]	15.79	6.19	4.38[1]
Morningstar Large Blend Category[22]	14.15	5.92	4.61[1]
Conservative Allocation Fund
Return Before Taxes: Class A	4.15	-	8.27[4]
Return After Taxes on Distributions:
Class A	2.37	-	6.56[4]

For the periods ended			Past 10 Years/
December 31, 2006	Past One Year	Past 5 Years	Since Inception
Return After Taxes on Distributions and Sale of Fund Shares:
Class A11	3.16	-	6.24[4]
Lehman Brothers U.S. Aggregate Bond Index[12]	4.33	-	3.47[4]
Standard & Poor’s 500 Index[13,27]	15.79	-	18.04[4]
Lehman Brothers U. S. Corporate High Yield Bond Index[16,27]	11.85	-	12.48[4]
Morningstar Conservative Allocation Category[22]	8.18		7.85[4]
Return Before Taxes: Class B	4.68	-	8.45[4]
Lehman Brothers U.S. Aggregate Bond Index[12]	4.33	-	3.47[4]
Standard & Poor’s 500 Index[13,27]	15.79	-	18.04[4]
Lehman Brothers U. S. Corporate High Yield Bond Index[16,27]	11.85	-	12.48[4]
Morningstar Conservative Allocation Category[22]	8.18		7.85[4]
Return Before Taxes: Class C	7.50	-	8.93[4]
Lehman Brothers U.S. Aggregate Bond Index[12]	4.33	-	3.47[4]
Standard & Poor’s 500 Index[13,27]	15.79	-	18.04[4]
Lehman Brothers U.S. Corporate High Yield Bond Index[16,27]	11.85	-	12.48[4]
Morningstar Conservative Allocation Category[22]	8.18		7.85[4]
Government Securities Fund[6]
Return Before Taxes: Class A	0.04	4.04	5.38
Return After Taxes on Distributions:
Class A	-1.60	2.37	3.27
Return After Taxes on Distributions and Sale of Fund Shares:
Class A11	0.00	2.45	3.28
Class C	1.98	3.86	4.78
Lehman Brothers U.S. Government Bond Index[17]	3.48	4.64	6.01
Lehman Brothers Mortgage Backed Securities Index[23]	5.22	4.85	6.16
Morningstar Intermediate Government Category[22]	3.43	3.89	5.16
Growth Leaders Fund[14]
Return Before Taxes: Class A	4.94	2.75	0.92[3]
Return After Taxes on Distributions:
Class A	4.93	2.75	0.87[3]
Return After Taxes on Distributions and Sale of Fund Shares:
Class A	3.22	2.36	0.76[3]
Return Before Taxes: Class C	8.26	2.68	0.54[3]
Russell 1000 Growth Index[15]	9.07	2.69	-2.73[3]
Standard & Poor’s 500 Index[13]	15.79	6.19	2.20[3]
Morningstar Large Growth Category[22]	6.93	2.88	-0.45[3]
High Yield Bond Fund
Return Before Taxes: Class A	4.22	7.96	5.57[7]
Return After Taxes on Distributions:
Class A	1.95	5.21	2.40[7]
Return After Taxes on Distributions and Sale of Fund Shares:
Class A11	2.68	5.14	2.71[7]
Merrill Lynch U.S. High Yield Master II Constrained Index[24,27]	10.76	9.95	6.28[7]
Lehman Brothers U.S. Corporate High Yield Bond Index[16,27]	11.85	10.18	6.31[28]
Morningstar High Yield Bond Category[22]	10.14	8.93	5.38[28]
Return Before Taxes: Class B	3.60	7.72	5.76[7]
Merrill Lynch U.S. High Yield Master II Constrained Index[24,27]	10.76	9.95	6.28[7]
Lehman Brothers U.S. Corporate High Yield Bond Index[16,27]	11.85	10.18	6.31[28]
Morningstar High Yield Bond Category[22]	10.14	8.93	5.38[28]
Return Before Taxes: Class C	6.43	7.83	3.87[1]
Merrill Lynch U.S. High Yield Master II Constrained Index[24,27]	10.76	9.95	5.73[1]
Lehman Brothers U.S. Corporate High Yield Bond Index[16,27]	11.85	10.18	5.70[29]
Morningstar High Yield Bond Category[22]	10.14	8.93	4.56[1]

For the periods ended			Past 10 Years/
December 31, 2006	Past One Year	Past 5 Years	Since Inception
International Equity Fund
Return Before Taxes: Class A	17.94	12.77	8.33
Return After Taxes on Distributions:
Class A	16.31	12.00	7.09
Return After Taxes on Distributions and Sale of Fund Shares:
Class A	13.82	11.00	6.78
Morgan Stanley Capital International “EAFE” (Europe,
Australia, Far East) Index[18]	26.34	14.98	7.71
Morningstar Foreign Large Blend Category[22]	24.82	13.19	7.37
Return Before Taxes: Class B	18.78	12.34	8.24
Morgan Stanley Capital International “EAFE” (Europe,
Australia, Far East) Index[18]	26.34	14.98	7.71
Morningstar Foreign Large Blend Category[22]	24.82	13.19	7.37
Return Before Taxes: Class C	21.65	12.38	5.38[1]
Morgan Stanley Capital International “EAFE” (Europe,
Australia, Far East) Index[18]	26.34	14.98	6.91[29]
Morningstar Foreign Large Blend Category[22]	24.82	13.19	5.99[1]
Mid Cap Growth Fund
Return Before Taxes: Class A	-0.72	4.18	6.94
Return After Taxes on Distributions:
Class A	-0.72	4.18	5.18
Return After Taxes on Distributions and Sale of Fund Shares:
Class A11	-0.47	3.60	5.03
Russell Midcap Growth Index[25,27]	10.66	8.22	8.62
Standard & Poor’s 500 Index[13,27]	15.79	6.19	8.42
Morningstar Mid-Cap Growth Category[22]	9.01	6.48	8.31
Return Before Taxes: Class B	-0.57	3.82	5.04[8]
Russell Midcap Growth Index[25,27]	10.66	8.22	8.05[8]
Standard & Poor’s 500 Index[13,27]	15.79	6.19	6.36[8]
Morningstar Mid-Cap Growth Category[22]	9.01	6.48	8.42[8]
Return Before Taxes: Class C	2.32	3.87	-3.97[5]
Russell Midcap Growth Index[25,27]	10.66	8.22	-1.64[5]
Standard & Poor’s 500 Index[13,27]	15.79	6.19	0.93[5]
Morningstar Mid-Cap Growth Category[22]	9.01	6.48	-0.64[5]
Mid Cap Value Fund
Return Before Taxes: Class A	11.05	12.51	14.25[30]
Return Before Taxes: Class C	15.04	12.84	14.28[30]
Russell Midcap Value Index[33]	20.22	15.88	14.70[31]
Morningstar Mid-Cap Blend Category[22]	13.73	10.62	7.96[31]
Return Before Taxes: Class A	11.05	12.51	13.44[30]
Return After Taxes on Distributions:
Class A	10.11	11.60	12.55[30]
Return After Taxes on Distributions and Sale of Fund Shares:
Class A	8.44	10.77	11.63[30]
Russell Midcap Value Index[33]	20.22	15.88	16.82[32]
Morningstar Mid-Cap Blend Category[22]	13.73	10.62	13.60[32]
Short Maturity Government Fund[6]
Return Before Taxes: Class A	0.62	2.44	4.23
Return After Taxes on Distributions:
Class A	-1.05	0.80	2.17
Return After Taxes on Distributions and Sale of Fund Shares:
Class A11	0.38	1.11	2.33
Lehman Brothers 1-3 Yr. Government Bond Index[19]	4.12	2.97	4.79

For the periods ended			Past 10 Years/
December 31, 2006	Past One Year	Past 5 Years	Since Inception
Lehman Brothers Mortgage Backed Securities Index[23]	5.22	4.85	6.16
Morningstar Short Government Category[22]	3.66	2.93	4.46
Return Before Taxes: Class C	1.51	2.05	3.50
Lehman Brothers 1-3 Yr. Government Bond Index[19]	4.12	2.97	4.79
Lehman Brothers Mortgage Backed Securities Index[23]	5.22	4.85	6.16
Morningstar Short Government Category[22]	3.66	2.93	4.46
Return Before Taxes: Class S	3.20	-	2.25[9]
Lehman Brothers 1-3 Yr. Government Bond Index[19]	4.12	-	3.28[9]
Lehman Brothers Mortgage Backed Securities Index[23]	5.22	-	4.06[9]
Morningstar Short Government Category[22]	3.66	-	2.79[9]
Small Company Fund
Return Before Taxes: Class A	9.64	10.22	13.49
Return After Taxes on Distributions:
Class A	7.55	9.16	11.17
Return After Taxes on Distributions and Sale of Fund Shares:
Class A11	8.54	8.69	10.80
Russell 2000 Index[20]	18.37	11.39	9.44
Standard & Poor’s SmallCap 600 Index[26]	15.12	12.49	11.57
Morningstar Small Growth Category[22]	10.49	6.12	8.02
Return Before Taxes: Class B	10.64	10.11	13.44
Russell 2000 Index[20]	18.37	11.39	9.44
Standard & Poor’s SmallCap 600 Index[26]	15.12	12.49	11.57
Morningstar Small Growth Category[22]	10.49	6.12	8.02
Return Before Taxes: Class C	13.81	10.46	11.11[10]
Russell 2000 Index[20]	18.37	11.39	10.62[10]
Standard & Poor’s SmallCap 600 Index[26]	15.12	12.49	12.26[10]
Morningstar Small Growth Category[22]	10.49	6.12	4.63[10]
U.S. Treasury Money Market Fund
Return Before Taxes: Class A	3.96	1.58	2.94
Return Before Taxes: Class B21	-0.47	0.54	2.35

[1] From inception on May 4, 1998. Morningstar category return is for the period beginning May 1, 1998.
[2] From inception on January 4, 1999. Morningstar category return is for the period beginning January 1, 1999.
[3] Since October 31, 1999, when the Fund’s predecessor, the Bramwell Focus Fund, began operations. Morningstar category return is for the period beginning November 1, 1999.
[4] From inception on March 10, 2003. Morningstar category return is for the period beginning March 1, 2003.
[5] From inception on March 30, 2000. Morningstar category return is for the period beginning April 1, 2000.
[6] Class A share returns prior to June 1, 2006 but after April 10, 2005 have been restated to reflect the increase in the Government Securities Fund's maximum sales charge from 2% to 4%. Prior to April 11, 2005, the Fund’s maximum Class A sales charge had been 4%. Class A share returns prior to June 1, 2006 have been restated to reflect the increase in the Short Maturity Government Fund’s maximum sales charge from 1% to 3%. Returns have not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If they had, those returns would be higher. The Class C share returns for each Fund prior to June 1, 2006 are based on the returns of that Fund’s Class A shares adjusted to reflect that Class C shares do not charge a front-end sales load but may be subject to a contingent deferred sales load and adjusted for Class C’s estimated higher expenses.
[7] From inception on June 23, 1997.

[8] From inception on January 12, 1998. Morningstar category return is for the period beginning January 1, 1998.
[9] From inception on March 4, 2005. Morningstar category return is for the period beginning March 1, 2005.
[10] From inception on July 9, 2001. Morningstar category return is for the period beginning July 1, 2001.
[11] Returns after taxes on distributions and sale of fund shares may be higher than before-tax and/or after tax on distribution returns when a net capital loss occurs upon the redemption of fund shares.
[12] The Lehman Brothers U.S. Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment.
[13] The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.
[14] Performance for the Capital Growth and Growth Leaders Funds prior to their inception on March 17, 2006 is based on the performance of the predecessor Bramwell Growth and Bramwell Focus Funds, respectively, which were offered without a sales load, restated to reflect the sales loads of the Class A and Class C shares, respectively. Performance does not reflect the increase in the maximum Rule 12b-1 fees for Class A. If it did, returns would be lower. Performance of Class C shares prior to March 17, 2006 has been adjusted for the higher ongoing expenses of those shares.

[15] The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
[16] The Lehman Brothers U.S. Corporate High Yield Bond Index is an index consisting of all domestic and corporate rated Ba and below bonds with a minimum outstanding amount of $150 million and maturing over one year.
[17] The Lehman Brothers U.S. Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.
[18] The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.
[19] The Lehman Brothers 1-3 Year Government Bond Index is composed of securities from the Lehman Government Bond Index with maturities between one and three years.
[20] The Russell 2000™ Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index representing approximately 8% of the total market capitalization of the Russell 3000 Index.
[21] Returns for the Class B shares of the U.S. Treasury Money Market Fund assume a maximum 4% contingent deferred sales charge. Class B shares of this Fund’s shares may only be acquired by exchange from another Sentinel Fund’s Class B shares. The actual contingent deferred sales charge, if any, paid on the redemption of Class B shares of this Fund will depend on the charge that would have been due on the other Fund’s Class B shares at the time of the exchange if such shares had been redeemed rather than exchanged into this Fund.
22   An average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.
[23] The Lehman Brothers U.S. Mortgage Backed Securities Index is an unmanaged index made up of the securities in the Lehman Brothers Mortgage-Backed Securities Index that are of investment quality, have at least one year to maturity and have an outstanding par value of at least $100 million.
[24] The Merrill Lynch U.S. High Yield Master II Constrained Index is a broad-based, unmanaged index which consists of below investment grade U.S. dollar-denominated corporate bonds. This Merrill Lynch Index is used with permission. Copyright 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved. The Merrill Lynch Indices may not be copied, used, or distributed without Merrill Lynch’s prior written approval.
[25] The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates.
[26] The Standard & Poor’s SmallCap 600 Index includes companies with market capitalizations ranging from $300 million to $1.5 billion.
[27] The Conservative Allocation Fund is replacing the Lehman Brothers U.S. Corporate High Yield Bond Index with the Standard & Poor’s 500 Index; the High Yield Bond Fund is replacing the Lehman Brothers U.S. Corporate High Yield Bond Index with the Merrill Lynch U.S. High Yield Master II Constrained Index; and the Mid Cap Growth Fund is replacing the Standard and Poor’s 500 Index with the Russell Midcap Growth Index each because Sentinel believes the new index is a more appropriate measure of the Fund’s current investment strategy.
[28] From July 1, 1997.
[29] From May 1, 1998.

[30] The Mid Cap Value Fund is a successor to the Synovus Mid Cap Value Fund, which was a successor to a similarly managed collective investment fund, which commenced operations on April 3, 2000. Performance from October 24, 2001 to May 4, 2007 is based on the Synovus Mid Cap Value Fund’s Class A or Class C shares, as applicable, adjusted for the current maximum sales load. Performance from October 12 to October 24, 2001 is based on the Synovus Mid Cap Value Fund’s Institutional Class shares, adjusted for the current maximum sales load. Performance prior to October 12, 2001 is based on the performance of the collective investment fund, adjusted for higher expenses and the current maximum sales load. The collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions. Therefore, after tax returns are only provided from October 12, 2001. Performance has not been adjusted for the higher 12b-1 fee of the Fund’s Class A shares as compared to the Synovus Mid Cap Value Fund’s Class A shares. If it had, returns would be lower.
[31] From March 31, 2000.
[32] From September 30, 2001.
[33] The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

What Are Each Fund’s Fees And Expenses?
These tables describe the fees and expenses that you pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment):
Class A Shares:
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders,	5.00%
International Equity, Mid Cap Growth, Mid Cap Value and Small Company Funds
Government Securities and High Yield Bond Funds	4.00%
Short Maturity Government Fund	3.00%
U.S. Treasury Money Market Fund	None
Maximum Deferred Sales Charge (Load)	None[1]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[1]
Balanced, Capital Growth, Common Stock, Conservative Allocation, Government	1.00%
Securities, Growth Leaders, Mid Cap Growth, Mid Cap Value and Short Maturity	on shares held
Government Funds	for 15 calendar
days or less

High Yield Bond, International Equity and Small Company Funds	2.00%
on shares held
for 30 calendar
days or less
U.S. Treasury Money Market Fund	None
Exchange Fees	None[2]
Class B Shares
Maximum Sales Charge (Load) Imposed on Purchases	N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of the purchase price or net asset value of shares being redeemed)	4.00%[3]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[1]
Balanced, Common Stock, Conservative Allocation, Mid Cap Growth and Short Maturity	1.00%
Government Funds	on shares held
for 15 calendar
days or less

High Yield Bond, International Equity and Small Company Funds	2.00%
on shares held
for 30 calendar
days or less
U.S. Treasury Money Market Fund	None
Exchange Fees	None
Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of the purchase price or net asset value of shares being redeemed)	1.00%[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[1]
Balanced, Capital Growth, Common Stock, Conservative Allocation, Government	1.00%
Securities, Growth Leaders, Mid Cap Growth, Mid Cap Value and Short Maturity	on shares held
Government Funds	for 15 calendar
days or less

High Yield Bond, International Equity and Small Company Funds	2.00%
on shares held
for 30 calendar
days or less

Exchange Fees	None
Class D Shares
Maximum Sales Charge (Load) Imposed on Purchases	N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of the purchase price or net asset value of shares being redeemed)	6.00%[5]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[1]	1.00%
on shares held
for 15 calendar days
or less
Exchange Fees	None
Class S Shares
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[1]	1.00%
on shares held
for 15 calendar days
or less
Exchange Fees	None

Annual Fund Operating Expenses (as a percentage of average net assets)

		Distribution			Total
		and/or		Acquired Fund	Annual Fund
	Management	Service	Other	Fees and	Operating
Fund/Class	Fee[6]	(12b-1) Fees	Expenses	Expenses[7]	Expenses[7]
Balanced[8]
Class A	0.54%	0.30%	0.27%	-	1.11%
Class B	0.54%	1.00%	0.46%	-	2.00%
Class C	0.54%	1.00%	0.53%	-	2.07%
Class D	0.54%	0.40%[12]	0.44%	-	1.38%
Capital Growth
Class A	0.70%	0.30%	0.27%	-	1.27%[9]
Class C	0.70%	0.30%	1.82%	-	2.82%[9]
Common Stock[8]
Class A	0.64%	0.30%	0.19%	-	1.13%[10]
Class B	0.64%	1.00%	0.44%	-	2.08%[10]
Class C	0.64%	1.00%	0.52%	-	2.16%[10]
Conservative Allocation
Class A	0.55%	0.30%[12]	0.37%	-	1.22%
Class B	0.55%	1.00%[12]	0.54%	-	2.09%
Class C	0.55%	1.00%[12]	0.65%	-	2.20%
Government Securities
Class A	0.51%	0.20%	0.28%	-	0.99%
Class C13	0.51%	0.57%[12]	1.56%	-	2.64%
Growth Leaders
Class A	0.90%	0.30%	0.47%	-	1.67%[11]
Class C	0.90%	0.89%[12]	0.85%	-	2.64%[11]
High Yield Bond[8]
Class A	0.70%	0.20%	0.40%	-	1.30%
Class B	0.70%	1.00%	0.45%	-	2.15%
Class C	0.70%	1.00%	0.49%	-	2.19%
International Equity[8]
Class A	0.70%	0.30%	0.39%	-	1.39%
Class B	0.70%	1.00%	0.79%	-	2.49%
Class C	0.70%	1.00%	0.86%	-	2.56%

Mid Cap Growth[8]
Class A	0.70%	0.29%[12]	0.34%	-	1.33%
Class B	0.70%	1.00%[12]	0.66%	-	2.36%
Class C	0.70%	0.97%[12]	0.82%	-	2.49%
Mid Cap Value
Class A	0.75%	0.30%	0.27%	-	1.32%[14]
Class C	0.75%	1.00%	0.27%	-	2.02%[14]
Short Maturity
Government[8]
Class A	0.51%	0.25%	0.27%	-	1.03%
Class C13	0.51%	0.27%[12]	2.85%	-	3.63%
Class S	0.51%	0.75%	0.22%	-	1.48%
Small Company[8]
Class A	0.61%	0.30%	0.22%	-	1.13%
Class B	0.61%	1.00%	0.39%	-	2.00%
Class C	0.61%	1.00%	0.33%	-	1.94%
U.S. Treasury Money
Market
Class A	0.40%	-	0.43%	0.02%	0.85%
Class B	0.40%	-	1.04%	0.02%	1.46%

1 If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.
2 If you exchange Class A shares of the U.S. Treasury Money Market Fund for Class A shares of another Sentinel Fund, and you did not acquire the U.S. Treasury Money Market Fund shares in an exchange from another Sentinel Fund’s Class A shares, then you pay a sales charge equal to the sales charge imposed on new purchases of the new Fund.
[3] The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, or longer than one year for purchases over $250,000 in all Funds, the deferred sales charge declines.
4 If shares are redeemed on or before one year after purchase.
[5] The maximum deferred sales charge is imposed on shares redeemed in the first two years after purchase. For shares held longer than two years, the deferred sales charge declines.
[6] The Balanced Fund pays an advisory fee at a rate of 0.55% per annum on the first $200 million of the Fund’s average daily net assets; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and $ 0.35% per annum on such assets over $ 2 billion. Each of the Common Stock, Capital Growth, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion. The Mid Cap Value Fund pays an advisory fee at the rate of 0.75% per annum on the first $500 million of the Fund’s average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion. The Growth Leaders Fund pays an advisory fee at the rate of 0.90% per annum on the first $500 million of the Fund’s average daily net assets; 0.85% per annum on the next $300 million of such assets; 0.80% per annum on the next $200 million of such assets; 0.70% per annum on the next $1 billion of such assets; and 0.60% of such assets over $2 billion. The Government Securities and Short Maturity Government Funds pay an advisory fee at the rate of 0.55% per annum on the first $200 million of the aggregate average daily net assets of the Government Securities and Short Maturity Government Funds; 0.50% per annum on the next $200 million of such assets; 0.45% per annum on the next $600 million of such assets; 0.40% per annum on the next $1 billion of such assets and $ 0.35% per annum on such assets over $ 2 billion. The U.S. Treasury Money Market Fund pays an advisory fee at the rate of 0.40% per annum on the first $300 million of the Fund’s average daily net assets and 0.35% per annum on such assets over $300 million.
[7] Total Annual Fund Operating Expenses for the U.S. Treasury Money Market Fund do not correlate to the ratio of expenses to average net assets that is shown in the Financial Highlights table below and the Fund’s most recent Annual Report, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[8] Management Fees and Total Annual Fund Operating Expenses based on the Fund’s 2006 fiscal year have been restated as if the advisory fee schedule effective December 19, 2005 or February 1, 2006, as applicable, had been in place on December 1, 2005.
[9] Annual Fund Operating Expenses for the Capital Growth Fund are based on expenses for the fiscal period from March 17, 2006 (beginning of operations) through November 30, 2006. Sentinel has agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses of the Fund’s Class A shares will be no more than 1.75% of average daily net assets until March 2008. The other classes of shares of the Fund will benefit from this arrangement to the extent Sentinel waives its advisory fee to meet this commitment.
[10] Sentinel has agreed to waive fees and/or reimburse expenses of the Common Stock Fund so that the Total Annual Fund Operating Expenses of the Class A shares of the Fund will be no more than 1.10% of average daily net assets until December 19, 2007 after taking into account expense offsets (such as credits from the Fund’s custodian), which may reduce the Total Annual Fund Operating Expenses from that reported above, and excluding any acquired fund fees and expenses. The other classes of shares of these Funds will benefit from this arrangement to the extent Sentinel waives its advisory fee to meet this commitment.
[11] Annual Fund Operating Expenses for the Growth Leaders Fund are based on expenses for the fiscal period from March 17, 2006 (beginning of operations) through November 30, 2006. Sentinel has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses of the Fund’s Class A shares will be no more than 1.75% of average daily net assets until March 2008. The other classes of shares of the Fund will benefit from this arrangement to the extent Sentinel waives its advisory fee to meet this commitment. In addition, Sentinel has voluntarily waived fees and/or reimburse expenses so that the Total Annual Operating Expenses of the Fund’s Class A shares will not exceed 1.45% of average daily net assets. Sentinel may discontinue or reduce this waiver and/or reimbursement at any time without notice.

[12] Distribution fees are not assessed on the shares owned by the National Life Insurance Company, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the National Life Insurance Company maintains its investment.
[13] Annual Fund Operating Expenses for the Class C shares of each of the Government Securities and Short Maturity Government Funds are based on expenses for the fiscal period from June 1, 2006 (beginning of operations of the Fund’s Class C shares) through November 30, 2006.
[14] Total Annual Fund Operating Expenses have been restated from those reported for the predecessor Synovus Fund based on current fees.

Examples:
These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. They assume that you invest $10,000 in each Fund for the time periods indicated, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. This assumption is not meant to indicate that you will receive a 5% annual rate of return.

Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Note that the amounts shown do not reflect waivers or reimbursements.

Fund/Class	1 year	3 years	5 years	10 years
Balanced[1]
Class A	608	835	1,081	1,784
Class B (if you redeem)	603	927	1,278	1,886
Class B (if you do not redeem)	203	627	1,078	1,886
Class C (if you redeem)	310	649	1,114	2,400
Class C (if you do not redeem)	210	649	1,114	2,400
Class D (if you redeem)	740	937	1,155	1,657
Class D (if you do not redeem)	140	437	755	1,657
Capital Growth
Class A	623	883	1,162	1,957
Class C (if you redeem)	385	874	1,489	3,147
Class C (if you do not redeem)	285	874	1,489	3,147
Common Stock[1]
Class A	609	841	1,091	1,806
Class B (if you redeem)	611	952	1,319	1,943
Class B (if you do not redeem)	211	652	1,119	1,943
Class C (if you redeem)	319	676	1,159	2,493
Class C (if you do not redeem)	219	676	1,159	2,493
Conservative Allocation
Class A	618	868	1,137	1,903
Class B (if you redeem)	612	955	1,324	1,993
Class B (if you do not redeem)	212	655	1,124	1,993
Class C (if you redeem)	323	688	1,180	2,534
Class C (if you do not redeem)	223	688	1,180	2,534
Government Securities Fund[2]
Class A	497	703	925	1,564
Class C (if you redeem)	367	820	1,400	2,973
Class C (if you do not redeem)	267	820	1,400	2,973
Growth Leaders
Class A	661	1,000	1,362	2,377
Class C (if you redeem)	367	820	1,400	2,973
Class C (if you do not redeem)	267	820	1,400	2,973
High Yield Bond[1]
Class A	527	796	1,084	1,905
Class B (if you redeem)	618	973	1,354	2,068
Class B (if you do not redeem)	218	673	1,154	2,068
Class C (if you redeem)	322	685	1,175	2,524
Class C (if you do not redeem)	222	685	1,175	2,524

Fund/Class	1 year	3 years	5 years	10 years
International Equity[1]
Class A	634	918	1,222	2,085
Class B (if you redeem)	652	1,076	1,526	2,304
Class B (if you do not redeem)	252	776	1,326	2,304
Class C (if you redeem)	359	796	1,360	2,895
Class C (if you do not redeem)	259	796	1,360	2,895
Mid Cap Growth[1]
Class A	629	900	1,192	2,021
Class B (if you redeem)	639	1,036	1,460	2,202
Class B (if you do not redeem)	239	736	1,260	2,202
Class C (if you redeem)	352	776	1,326	2,826
Class C (if you do not redeem)	252	776	1,326	2,826
Mid Cap Value[3]
Class A	628	897	1,187	2,011
Class C (If investors redeem)	305	634	1,088	2,348
Class C (If investors do not redeem)	205	634	1,088	2,348
Short Maturity Government[2]
Class A	402	618	852	1,522
Class C (if you redeem)	465	1,112	1,878	3,889
Class C (if you do not redeem)	365	1,112	1,878	3,889
Class S	151	468	808	1,768
Small Company[1]
Class A	609	841	1,091	1,806
Class B (if you redeem)	603	927	1,278	1,896
Class B (if you do not redeem)	203	627	1,078	1,896
Class C (if you redeem)	297	609	1,047	2,264
Class C (if you do not redeem)	197	609	1,047	2,264
U.S. Treasury Money Market
Class A	85	265	460	1,025
Class B (if you redeem)	547	756	987	1,406
Class B (if you do not redeem)	147	456	787	1,406

[1] Based on the Fund’s 2006 fiscal year restated as if the advisory fee schedule effective December 19, 2005 or February 1, 2006, as applicable, had been in place on December 1, 2005. See “Who Manages the Funds” for information on the advisory fee changes.
[2] Based on the Fund’s 2006 fiscal year restated as if the advisory fee schedule effective December 19, 2005 or February 1, 2006, as applicable; the higher maximum Class A front-end sales load effective June 12, 2006; and, with respect to the Short Maturity Government Fund, the lower Class A Rule 12b-1 fee effective June 12, 2006 had all been in place on December 1, 2005. See “Who Manages the Funds” for information on the advisory fee changes.
[3] Examples are restated from those reported for the predecessor Synovus Fund based on current fees.

More Information About Share Classes

Sentinel Funds offer different pricing options to investors in the form of different share classes. Through this Prospectus, you can learn about a Fund’s Class A, Class B, Class C, Class D and Class S Shares, as applicable. Certain Sentinel Funds have created an additional class of stock, Class I, shares of which are not offered through this Prospectus.

The Balanced Fund offers Class A, Class B, Class C and Class D shares.

The Common Stock, Conservative Allocation, High Yield Bond, International Equity,
Mid Cap Growth and Small Company Funds offer Class A, Class B and Class C shares.

The U. S. Treasury Money Market Fund offers Class A and Class B shares.

The Capital Growth, Government Securities, Growth Leaders and Mid Cap Value Funds offer Class A and Class C shares.

The Short Maturity Government Fund offers Class A, Class C and Class S shares.

Note, Class B and Class D shares are not available for additional purchases, except by exchange (Class B shares only) or by reinvesting dividends and distributions.

You can compare the differences among the classes of shares using the table below.

Class	Sales Charge	12b-1 Fee	Conversion Feature
	Maximum initial sales charge:
A	3% Short Maturity Government; 4% all other fixed-income Funds; and. 5% all other Funds	0.20% fixed-income funds; 0.25% Short Maturity Government; and 0.30% all other Funds.	None.
			Class B shares convert to Class A
	CDSC of up to 4% for a maximum of six		shares automatically after the
B	years.	1.00%[1]	applicable CDSC period.
C	CDSC of 1% if redeemed in the first year.	1.00%	None.
			Class D shares convert to
			Class A shares automatically at the
D	CDSC of up to 6% for seven years	0.75%	end of the tenth year after purchase.
S	None.	0.75%	None.

[1] Except the U.S. Treasury Money Market Fund, which does not charge a 12b-1 fee.

This Prospectus frequently uses the term CDSC, which stands for Contingent Deferred Sales Charge. This type of charge is assessed when you redeem shares subject to a CDSC if none of the waivers described in this Prospectus apply. If you do not redeem shares during the time periods in which an investment is subject to a CDSC, you will not pay this charge. CDSC schedules may change from time to time. Your shares are subject to the CDSC schedule in effect when you purchased them.

When choosing a share class, your considerations should include:
  the amount of the investment,
  the intended length of the investment,
  the type of Fund you want,
  whether you are eligible for a waiver or reduction of an initial sales charge or CDSC, and whether you intend to utilize the exchange privilege.

Class A shares have the advantage of lower ongoing distribution expenses. The disadvantage of the Class A shares is that you pay an initial sales charge. If in your circumstances the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.

Class B shares are only available by exchange from the Class B shares of another Sentinel Fund or by reinvesting dividends and distributions. Class B shares ultimately convert to Class A shares.

Class C shares have the advantages of no initial sales charge and a relatively small CDSC that applies only in the first year. You pay higher ongoing distribution fees for the entire period of your investment, however. This class may be appropriate for you if the benefits of avoiding both an initial sales charge and a significant CDSC outweigh the continuing higher distribution fees. Over long periods, however, the other share classes may outperform Class C shares.

Class D shares are similar to the Class B shares, except that you are subject to a higher CDSC, that applies for seven years instead of six, and conversion to Class A shares does not occur until the tenth year. Class D shares are not available for additional purchases except by reinvesting dividends and distributions.

Class S shares, available for the Short Maturity Government Fund only, have the advantage that you pay no sales charges. You pay higher ongoing distribution fees for the entire period of your investment, however.

Purchase and Exchange Considerations
There is no size limit on purchases of Class A or Class S shares. The maximum purchase of Class C shares accepted is $999,999.

You should also consider that exchange privileges into other Sentinel Funds are more limited for classes other than Class A shares. In addition to exchanging into another Sentinel Fund’s Class C shares, Class C shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund. Class D shares may only be exchanged for the Class A shares of the U.S. Treasury Money Market Fund. Class S shares, after remaining in an account for 90 days, may be exchanged into the Class A shares of any other Sentinel Fund, except the Short Maturity Government Fund. Class D and Class S shares exchanged into Class A shares may be exchanged back into Class D or Class S shares, respectively.

Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, “intermediaries”) may charge additional fees in connection with transactions in Fund shares. Sentinel Financial Services Company and/or an affiliate may make payments from their own resources to intermediaries related to marketing the Funds and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families. Additional information about these arrangements is available in the Funds’ Statement of Additional Information.

Class A Shares

Sidebox:
Class A shares are generally subject to a front-end sales charge.

For all purchases of Class A shares, you pay the public offering price, which includes the front-end sales charge, next computed after we receive your order. The sales charge ranges from 5.00% of the offering price (5.26% of the net amount invested) to zero. Your sales charge will depend on the size of your purchase.

Sales Charges
Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap Growth, Mid Cap Value and Small Company Funds:

	Sales charge as a
	percentage of:
		net
	offering	amount
Sale Size	price	invested	Reallowance
$0 to $24,999	5.00%	5.26%	4.50%
$25,000 to $49,999	4.50%	4.71%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.75%
$100,000 to $249,999	3.00%	3.10%	2.75%
$250,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%

High Yield Bond Fund:

	Sales charge as a
	percentage of:
		net
	offering	amount
Sale Size	price	invested	Reallowance
$0 to $99,999	4.00%	4.17%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	-0-	-0-	-0-

Government Securities Fund:

	Sales charge as a
	percentage of:
		net
	offering	amount
Sale Size	price	invested	Reallowance
$0 to $49,999	4.00%	4.17%	3.75%
$50,000 to $99,999	3.50%	3.63%	3.25%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to 499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more	-0-	-0-	-0-

The Short Maturity Government Fund:

	Sales charge as a
	percentage of:
		net
	offering	amount
Sale Size	price	invested	Reallowance
$0 to $49,999	3.00%	3.09%	2.75%
$50,000 to $99,999	2.50%	2.56%	2.25%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 to 499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	-0-	-0-	-0-

There is no sales charge on purchases of shares of the U.S. Treasury Money Market Fund.

In cases in which there is no sales charge because your purchase was $1,000,000 or more, the Funds’ distributor, Sentinel Financial Services Company, will pay intermediaries compensation of 1.00% for sales of up to $14,999,999 (for the Balanced, Common Stock, Conservative Allocation, International Equity, Mid Cap Growth and Small Company Funds) and for sales of up to $4,999,999 for sales of the other Funds. In these cases, if you redeem the shares in the first eighteen months after the purchase, a 1.00% CDSC will be imposed. For sales in excess of these amounts, Sentinel Financial Services Company will individually negotiate intermediary compensation and CDSCs. For partial redemptions of shares purchased prior to March 30, 2006 and for complete redemptions of your account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed. For partial redemptions of shares purchased after March 30, 2006, any CDSC is imposed on the original cost of the shares redeemed. If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due. If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds. Sentinel Financial Services Company receives the entire amount of any CDSC paid. Also see “Waiver or Reduction of a CDSC” below. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges
Sales charges on Class A shares may be reduced or eliminated in certain situations. Please note that, to take advantage of any reduced or eliminated sales charge, you must advise Sentinel Administrative Services, Inc., the Funds’ transfer agent, Sentinel Financial Services Company or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.

Right of Accumulation. Quantity discounts begin with investments in Class A shares (not including no-load initial investments in the U.S. Treasury Money Market Fund) of $25,000. You may qualify for quantity discounts based on the current value of all classes of shares of the Sentinel Funds (except Class I shares), taken together, that are owned by you, your spouse or your minor children, or a fiduciary for these persons. Shares held under the tax identification number of anyone other than you, your spouse or minor children, however, do not qualify for quantity discounts. Contact Sentinel Administrative Services, Inc. for help in combining accounts for purposes of obtaining quantity discounts by combining accounts or purchases. In order to receive a reduced sales charge, each time you purchase shares you should inform Sentinel Administrative Services, Inc., Sentinel Financial Services Company or your financial intermediary of any other shares owned by you, your spouse and/or your minor children. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation including account statements and records of the original acquisition of the shares owned by you, your spouse and/or your minor children from you to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account, the Fund, Sentinel Administrative Services, Inc. and/or your financial adviser or other financial intermediary may not be able to maintain this information.

Letter of Intent. You may use a letter of intent to obtain a reduced initial sales charge if you plan to make investments (other than initial no-load investments in the U.S. Treasury Money Market Fund) that include Class A shares, the total of the offering price of all such investments is $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans) and the letter is dated within 90 calendar days of the first purchase to be included. You may count purchases to be made by you, your spouse and your minor children. The letter of intent is not a binding commitment by you to complete the intended purchases. All your purchases made under the letter of intent during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the letter of intent. We will hold in escrow 2% of the shares you purchase under the letter of intent, and release these shares when you have completed the intended purchases. If by the end of the period covered by the letter of intent you have not made the intended purchases, an additional sales charge may be due. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. We will notify you if an additional sales charge is due. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge. Then, we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you.

Advantage Program. Employers establishing either SIMPLE-IRAs, SEP-IRAs or Section 403(b) plans investing in the Funds for which Sentinel Administrative Services, Inc. is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current value of investments in the Funds.

Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list:
  current and former Directors/Trustees of the Funds and predecessors to the Funds;
  current and retired employees and Directors of Sentinel and their affiliates, and National Life Insurance Company employee benefit plans;
  certain employees of Keane, Inc. and DST Systems, Inc., which provide services to Sentinel, Sentinel Administrative Services, Inc. and/or Sentinel Financial Services Company;
  registered representatives and other employees of securities dealers that have entered into a sales agreement with Sentinel Financial Services Company;
  members of the immediate families of, or survivors of, all of these individuals;
  non-profit organizations with which any of these persons are actively involved;
  purchasers who are investing section 403(b) loan principal repayments; or
  former shareholders of the Bramwell Growth Fund or Bramwell Focus Fund, each a series of The Bramwell Funds, Inc., who in those funds’ 2006 reorganization received Class A shares of Capital Growth or Growth Leaders Funds, as applicable. This privilege is not available for shares purchased through an omnibus or other intermediary account unless the underlying investor meets this criterion.

Other Waivers of Front-end Loads. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:
  investment advisors who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisors who place trades for their own accounts.
  clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value.
  qualified pension, profit-sharing or other employee benefit plans whose transactions are executed through a financial institution or service organization who has entered into an agreement with Sentinel Financial Services Company to use the Funds in connection with the accounts. Sentinel Financial Services Company may pay intermediaries compensation of 1.00% for sales of the Funds under this waiver. A CDSC of 1.00%, subject to eligibility for waiver or reduction of a CDSC as outlined in this Prospectus, may apply to shares redeemed within eighteen months of purchase.
  investors investing the proceeds of a distribution from a qualified retirement plan with assets in an omnibus account holding Class A shares of the Fund where the plan record keeper has entered into an agreement with Sentinel Administrative Services, Inc.

If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.

Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds’ website at www.sentinelfunds.com.

Reinstatement. If you sell shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 90 days at net asset value, without paying any additional sales charge.

Distribution Plans. The Class A shares of each Fund, other than the U.S. Treasury Money Market Fund, have adopted plans under Rule 12b-1 that allow the Funds to pay fees for the sale and distribution of their shares, and for services provided to shareholders. The Class A shares of the Funds will pay to Sentinel Financial Services Company a monthly fee of up to a maximum annual rate of (a) 0.30% of average daily net assets in the case of the Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap Growth, Mid Cap Value and Small Company Funds, (b) 0.20% of average daily net assets in the case of the Government Securities and High Yield Bond Funds, or (c) 0.25% of average daily net assets in the case of the Short Maturity Government Fund. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Funds. Those expenses may include distribution and service fees paid by Sentinel Financial Services Company to intermediaries up to the maximum annual rate. No service fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

The Funds are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee of less than the maximum for so long as National Life Insurance Company maintains its investment. In addition, the retirement plans of the National Life Insurance Company and its affiliates receive a rebate of the 12b-1 fees paid by the plans.

Class B Shares

Sidebox:
Class B shares are closed to additional purchases.

Class B shares are no longer available for additional purchases, except that you may exchange your Class B shares of one Sentinel Fund for the Class B shares of another Sentinel Fund, if available, and reinvest dividends and distributions. The description below is intended for existing holders of Class B shares.

A CDSC will be imposed on Class B shares (including Class B shares of the U.S. Treasury Money Market Fund) if you redeem shares during the CDSC period, unless you can use one of the CDSC waivers listed under “Waiver or Reduction of CDSC” below.

Whether you pay a CDSC upon a redemption of Class B shares and how much it is depends on the amount of your purchases and the number of years since you made the purchase. The CDSC schedules for Class B shares are shown below.

Balanced, Common Stock, Conservative Allocation, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds

	CDSC Percentage
	Year Since Purchase Payment Was Made
Purchase amount	1st	2nd	3rd	4th	5th	6th
up to $249,999	4%	4%	3%	2%	2%	1%
$250,000 to
$499,999	3.5%	3%	2%	1%	1%
$500,000 to
$999,999	3%	2%	1%	1%

In determining whether a CDSC is payable, we will take redemptions first from shares acquired through reinvestment of distributions, or any other shares as to which a CDSC is waived. We will next take redemptions from the earliest purchase payment from which a redemption or exchange has not already been taken. The amount of the CDSC will be equal to the CDSC percentage from the schedules above, multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. If you redeem part of your shares, you may choose whether any CDSC due is deducted from the redemption proceeds or your redemption request is increased by the amount of any CDSC due. Sentinel Financial Services Company receives any CDSC imposed on a redemption of Class B shares.

Distribution Plan. The Class B shares of the Balanced, Common Stock, Conservative Allocation, High Yield Bond, International Equity, Mid Cap Growth and Small Company Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. The Class B shares of each Fund will pay to Sentinel Financial Services Company a fee of up to a total of 1.00% annually of average daily net assets, of which up to 0.25% shall be for service fees to intermediaries. The Funds are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee to the Class B shares of the Mid Cap Growth Fund of less than the maximum for so long as National Life maintains its investment.

The Class B share service fee for the first year after a purchase will be used to recover a portion of the cost of the concession paid by Sentinel Financial Services Company to the selling intermediary, which portion of the concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in street name.

Conversion to Class A Shares. The Class B shares of each Fund, except the U.S. Treasury Money Market Fund, automatically convert to Class A shares after a fixed period of time, which depends upon the size of your purchase. For purchases up to $249,999, the automatic conversion occurs at the end of the sixth year; for purchases from $250,000 to $499,999, the automatic conversion occurs at the end of the fifth year; and for purchases from $500,000 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Sentinel Fund from which they were exchanged.

Class B Shares of the U.S. Treasury Money Market Fund. The Class B shares of the U.S. Treasury Money Market Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets are in the Class B shares of the U.S. Treasury Money Market Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if the Class B shares of the U.S. Treasury Money Market Fund are ultimately redeemed, you will pay a CDSC in the same amount as would have been due on the date the assets were exchanged into the Class B shares of the U.S. Treasury Money Market Fund, regardless of how long you hold the Class B shares of the U.S. Treasury Money Market Fund. Also, if you exchange the U.S. Treasury Money Market Fund Class B shares back into Class B shares of another Sentinel Fund, and then later redeem those shares, your CDSC, if any, will not reflect the time you held the U.S. Treasury Money Market Fund Class B shares. The automatic conversion into Class A shares will occur only after you hold Class B shares of Funds other than the U.S. Treasury Money Market Fund for the applicable period.

Class C Shares

Sidebox:
There is no initial sales charge on Class C shares, but they remain subject to higher ongoing fees for the entire investment period.

For all purchases of Class C shares, you pay the current net asset value. There is no initial sales charge. A CDSC in the amount of 1.00% of the purchase price will be imposed on Class C shares if you redeem shares during the first year after their purchase, unless you can use one of the CDSC waivers listed in this Prospectus. Similar to the Class B shares, Class C shares are subject to higher distribution fees than Class A shares. However, since Class C shares never convert to Class A shares, investments in Class C shares remain subject to these higher distribution fees for the entire holding period of the investment.

CDSC. You will pay a CDSC if you redeem Class C shares in the first year after purchase, in the amount of 1.00% of the lower of the purchase price or the net asset value of the shares redeemed, unless a waiver applies. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Distribution Plan. The Class C shares of the Balanced, Capital Growth, Common Stock, Conservative Allocation, Government Securities, Growth Leaders, High Yield Bond, International Equity, Mid Cap Growth, Short Maturity Government and Small Company Funds have adopted a plan under Rule 12b-1 that allows these Funds to pay distribution fees for the sale and distribution of their shares, and services provided to shareholders. These Funds pay to Sentinel Financial Services Company a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase Sentinel Financial Services Company keeps this fee to recover the initial sales commission of 1.00% that it pays to the selling intermediary. In subsequent years, the entire distribution fee will be paid to the selling intermediary.

Exchanges. If you purchase Class C shares, you will have the ability to exchange at net asset value only for the Class C shares of other Sentinel Funds, except that you may also exchange into Class A shares of the U.S. Treasury Money Market Fund. However, if you exchange Class C shares into Class A shares of the U.S. Treasury Money Market Fund within one year of your purchase of the Class C shares, and then subsequently redeem the U.S. Treasury Money Market Fund shares, you may pay a CDSC. Also, time during which you hold Class A shares of the U.S. Treasury Money Market Fund will not count toward the one year period that must elapse before the 1% CDSC is eliminated. If you exchange Class C shares into U.S. Treasury Money Market Fund Class A shares, you may exchange back into Class C shares at any time, but may not exchange at net asset value into Class A shares or Class B shares of any Sentinel Fund.

Payments to Intermediaries. For all sales of Class C shares, Sentinel Financial Services Company intends to make payments to selling intermediaries, at the time you purchase Class C shares of amounts equal to 1% of the aggregate purchase amount.

Class D Shares (Balanced Fund only)

Sidebox:
Class D shares are closed to additional purchases.

Class D shares are no longer available for additional purchases, except that you may reinvest dividends and distributions. The description below is intended for existing holders of Class D shares of the Balanced Fund.

A CDSC will be imposed on Class D shares (including Class A shares of the U.S. Treasury Money Market Fund, if you exchange Class D shares into the U.S. Treasury Money Market Fund), if you redeem shares during the seven years after their purchase, unless you can use one of the CDSC waivers listed below.

CDSC. Whether you pay a CDSC upon a redemption of Class D shares and how much it is depends on the number of years since you made the purchase. The CDSC schedule for Class D shares is shown below:

CDSC schedule - Class D shares

	CDSC Percentage
	Year Since Purchase Payment Was Made
Purchase
amount	1	st	2	nd	3	rd	4	th	5	th	6	th	7	th
Any amount	6%		6%		5%		4%		4%		3%		2%

The CDSC waivers are listed below. We apply the same rules in determining a CDSC as we do for Class B shares. Sentinel Financial Services Company receives the entire amount of any CDSC paid.

Distribution Plan. The Class D shares of the Balanced Fund have adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of their shares. The Fund pays a fee to Sentinel Financial Services Company at a maximum annual rate of 0.75% of average daily net assets of the Class D shares of the Balanced Fund. The Class D Distribution Plan is similar in its operation to the Class B Distribution Plan, except that there is no service fee of up to 0.25%, and no asset-based service fee payable to intermediaries. These distribution fees are lower than those that apply to Class B shares, but they are higher than those that apply to Class A shares. The Funds are not assessed a distribution fee on the shares owned by National Life Insurance Company, which may result in an overall distribution fee of less than the maximum for so long as National Life Insurance Company maintains its investment.

Conversion to Class A Shares. The Class D shares automatically convert to Class A shares after 10 years.

Exchanges into Class A Shares of the U.S. Treasury Money Market Fund. You may exchange Class D shares of the Balanced Fund into Class A shares of the U.S. Treasury Money Market Fund. However, if you do so within seven years of the purchase of the Class D shares, and subsequently redeem the U.S. Treasury Money Market Fund shares, you may pay a CDSC. You may exchange back into Class D shares of the Balanced Fund at any time. However, the time your investment was in the U.S. Treasury Money Market Fund will not count toward the time for conversion to Class A shares of the Balanced Fund, or for reduction or elimination of the CDSC.

Class S Shares (Short Maturity Government Fund only)

Sidebox:
There is no initial sales charge on Class S shares. There is also no CDSC.

For all purchases of Class S shares of the Short Maturity Government Fund, you pay the current net asset value. There is no initial sales charge. There is also no contingent deferred sales charge (“CDSC”). Class S shares of the Short Maturity Government Fund are subject to higher distribution fees than the Class A shares of the Short Maturity Government Fund. Class S shares never convert to Class A shares. As a result, investments in Class S shares remain subject to these higher distribution fees for the entire holding period of the investment.

Distribution Plan. The Class S shares of the Short Maturity Government Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares, and for services provided to shareholders. The Class S shares of the Fund will pay to Sentinel Financial Services Company a monthly fee of up to 0.75% of average daily net assets. Such fee reimburses Sentinel Financial Services Company for expenses actually incurred in marketing the Fund. Those expenses may include distribution and service fees paid by Sentinel Financial Services Company to intermediaries up to the maximum annual rate. For shares purchased prior to July 10, 2005, the entire 0.75% fee is paid to other intermediaries.

Waiver or Reduction of a CDSC
A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:
  Redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;
  Redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died, if the redemption occurs within one year of your death or the beneficiary’s death;
  Required minimum distributions from a retirement account;
  Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code; and
  For Class D shares, the CDSC will be waived on redemption of shares acquired prior to September 13, 1999 in amounts up to 8% annually. The CDSC will be waived on redemptions made under Systematic Withdrawal Plans for shares acquired on or after September 13, 1999 in amounts up to 8% annually. We have also enhanced our systematic withdrawal plan administration to permit Systematic Withdrawal Plans to be either a fixed dollar amount or a percentage of the account’s value, rather than only a percentage of the account’s value.

Sentinel Financial Services Company may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates. The waiver provisions will not apply to Class B shares initially invested in the U.S. Treasury Money Market Fund.

No CDSC will apply to Class B, Class C or Class D share accounts owned by affiliates of Sentinel Financial Services Company if Sentinel Financial Services Company has not paid an initial commission to a selling intermediary.

Other Matters Relating to Distribution Of Fund Shares
Equity Services, Inc, an affiliate of Sentinel, receives a reallowance equal to the entire sales charge on its sales of Fund shares. As a result, it may be considered an underwriter of the Funds’ shares.

Sentinel Financial Services Company, Sentinel and/or an affiliate may pay amounts or otherwise provide items of material value out of their own resources to certain intermediaries that support the sale of the Funds or provide services to Fund shareholders. This practice may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund. Payments may be based on, among other things, the number or value of shares that the intermediary sells or may sell; the value of intermediary’s client assets invested in Funds; or the type and nature of services or support furnished by the intermediary. In connection with these payments, the intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Sentinel Financial Services Company preferential or enhanced opportunities to promote the Funds. Additional information about these arrangements is available in the Funds’ Statement of Additional Information.

How Can I Buy, Sell, Exchange And Transfer Fund Shares?

Purchasing Shares
You may purchase shares at net asset value, less any applicable initial sales charge, as of the close of business on the day your instructions are received prior to the close of the New York Stock Exchange (“NYSE”) on each day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Check
To purchase shares by check, make your check payable to the “Sentinel _________ Fund” or “Sentinel Funds” and mail it to:

     Sentinel Administrative Services, Inc.
     P.O. Box 1499
     Montpelier, VT 05601-1499

To make your initial purchase by check, please also fill out an application (one is attached to this Prospectus) and return the application with your check. All checks must be drawn in U.S. dollars on a U.S. bank. The Funds do not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries, U.S. government agencies or institutions that meet verification requirements of the Funds’ transfer agent. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Your purchase will be effected on the date Sentinel Administrative Services, Inc. receives the check, if the check is received prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation). We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Wire
You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the New York Stock Exchange and Federal Reserve banks are open for business. To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. You must first complete an application and return it to Sentinel Administrative Services, Inc. Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Administrative Services, Inc. on any business day are available to the Fund on the next business day.

As a convenience to shareholders, Sentinel Financial Services Company will, acting for the Funds without charge, ordinarily accept orders from intermediaries who have agreements with respect to the Funds for the purchase of shares.

Online
If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds’ website at www.sentinelfunds.com.

By Automatic Investment Plan
This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

By Telephone
This feature enables you to purchase Fund shares via electronic funds transfer from your bank account by phoning Sentinel Administrative Services, Inc., or accessing our automated telephone system known as “OnCall 24.”

By Facsimile
SASI will generally accept transaction instructions in good form via facsimile from intermediaries if the intermediary has made prior arrangements with SASI. SASI may require the intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

By Government Direct Deposit
You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans’, military or other payments from the Federal government automatically deposited into your account. You may deposit as much of the payments as you elect. To enroll in Government Direct Deposit, please contact Sentinel Administrative Services, Inc.

By Payroll Savings Plan
You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this. You may have part or all of your paycheck transferred to your existing Sentinel account each pay period. To establish a Sentinel Payroll Savings Plan account, please contact Sentinel Administrative Services, Inc.

Investment Minimums
	Retirement Accounts		All Other Accounts		Automatic
Fund/Class	Initial	Subsequent	Initial	Subsequent	Investment Plan[1]
Conservative Allocation	$1,000	$50	$5,000	$100	$100
Short Maturity Government (Class A)	$1,000	$50	$1,000	$50	$50
Short Maturity Government (Class S)	$1,000	$50	$50,000	$50	$50 [2]
All other Funds	$1,000	$50	$1,000	$50	$50

[1] These also apply to investments through the Payroll Savings Plan.
[2] The Automatic Investment Plan may not be used to make an initial investment in the Class S shares of the Short Maturity Government Fund.

Except for the Short Maturity Government Fund, investment minimums are determined by Fund rather than Class. These investment minimums apply to accounts held on the Funds’ records. Intermediaries that maintain omnibus accounts on the Funds’ records may establish different minimums for their clients holding through such omnibus accounts. In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Fund’s Chief Compliance Officer and reported to the Fund Board.

Selling Shares
You may redeem shares at net asset value, less any applicable CDSC, as of the close of business on the day your instructions are received prior to the close of the New York Stock Exchange (“NYSE”) on a day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Mail
If your shares are held directly with the Fund, you may sell your shares by providing Sentinel Administrative Services, Inc. with the appropriate instructions by mail. Your instructions must be signed by the registered owner(s) exactly as the shares are registered. If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, the signatures of the registered owner(s) must be guaranteed by an eligible financial institution that meets Sentinel Administrative Services, Inc.’s requirements.

For the convenience of shareholders, Sentinel Financial Services, Inc., acting for the Funds without charge, ordinarily accepts redemption orders from intermediaries who have sales agreements with respect to the Funds. Dealers may charge you a fee with respect to such redemption.

By Telephone
If your shares are held directly with the Fund, you may redeem up to $250,000 from your account each business day by providing instructions to do so over the telephone, by calling Sentinel Administrative Services, Inc. at 1-800-282-FUND (3863). You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers. You may request a redemption on the Funds’ automated voice response system, also limited to a maximum of $250,000.

Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information. You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

By Facsimile
SASI will generally accept transaction instructions in good form via facsimile from intermediaries if the intermediary has made prior arrangements with SASI. SASI may require the intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile. Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

Online
You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds’ website at www.sentinelfunds.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account. If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds. In addition, it is possible that your bank may charge a fee for receiving wire transfers.

Neither the Funds, Sentinel Financial Services Company nor Sentinel Administrative Services, Inc. is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses. In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine, and if these procedures are not employed, the Funds may be liable for any resulting losses. These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Checkwriting
If you own Class A shares of the Conservative Allocation, Government Securities, High Yield Bond, Short Maturity Government or U.S. Treasury Money Market Funds, you may sell shares by writing a check against your account. This checkwriting privilege is free. There is a $500 minimum on checks, except that the minimum is $250 for the U.S. Treasury Money Market Fund. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Redemptions by checkwriting are taxable transactions. Sentinel Administrative Services, Inc. provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $30.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft. Transferred funds are treated like a sale or exchange of shares of the Fund from which they are transferred, including for redemption fee purposes.

By Systematic Withdrawal
You may arrange to receive automatic regular withdrawals from your account. Withdrawal payments generally should not be considered dividends. Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss. You must reinvest dividends and capital gains distributions to use systematic withdrawals. No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.

Exchanging Shares
You may exchange shares of one Sentinel Fund for shares of the same class of another Sentinel Fund, without charge, by phoning Sentinel Administrative Services, Inc. or by providing appropriate instructions in writing to Sentinel Administrative Services, Inc. You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Sentinel Funds into shares of the same class in another Sentinel Fund at regular intervals. Initial purchases of less than $1 million of the Short Maturity Government Fund and the Government Securities Fund must remain in the account for 90 days before they are eligible for an exchange. New purchases must remain in an account for 15 days before they can be exchanged to another Sentinel Fund (this does not apply to initial purchases into the U.S. Treasury Money Market Fund). We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Class A Shares
If you initially buy Class A shares in the U.S. Treasury Money Market Fund, you may not exchange into other Sentinel Funds without being treated as an initial purchaser of the other fund’s shares. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares, except that time in the U.S. Treasury Money Market Fund will not count toward the holding period necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.

Class B Shares
Class B shareholders may exchange into other Funds that offer Class B shares.

Class C Shares
Class C shareholders may only exchange into Sentinel Funds that offer Class C shares, except Class C shares may be exchanged for Class A shares of the U.S. Treasury Money Market Fund (but if the Class C shares had not been held for a year before the exchange into the U.S. Treasury Money Market Fund, a 1.00% CDSC may apply if the U.S. Treasury Money Market Fund shares are then redeemed). The U.S. Treasury Money Market Fund shares may be exchanged back into Class C shares at any time.

Class D Shares
Class D shareholders may exchange into Class A shares of the U.S. Treasury Money Market Fund. The U.S. Treasury Money Market Fund shares may be exchanged back into Class D shares of the Balanced Fund at any time. If these U.S. Treasury Money Market Fund shares are subsequently redeemed, however, we will assess a CDSC in the amount which would have applied to the Class D shares of the Balanced Fund on the date of the exchange into the U.S. Treasury Money Market Fund.

Class S Shares
If you purchase Class S shares of the Short Maturity Government Fund, you will have the ability to exchange at net asset value for the Class A shares of each of the other Sentinel Funds, except that you may not exchange shares originally purchased as Class S shares of the Short Maturity Government Fund into Class A shares of the Short Maturity Government Fund. However, initial purchases of the Class S shares of the Short Maturity Government Fund must remain in the account for 90 days before they are eligible for an exchange. Exchanges into the Class S shares of the Short Maturity Government Fund are not permitted.

Transfers of Ownership of Shares
When you need to change ownership of your shares or change the name on an account, a Sentinel Administrative Services, Inc. representative will assist you.

Additional Information About Buying, Selling and Exchanging Shares

Customer Identification Requirement
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

Foreign Addresses
Because the Funds are not registered for sales outside of the U.S., they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S. or a military address. You may hold or redeem shares from, but not purchase shares into, an account originally established with a U.S. address if your address is later changed to a foreign address, but all future dividend and capital gains distributions must be paid in cash.

Redemption Proceeds
If a redemption is paid by check, Sentinel Administrative Services, Inc. will normally mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks. We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code. In its discretion, the Funds may reinvest redemption checks that remain uncashed for more than one year.

Share Certificates
The Funds are not required to and do not expect to issue share certificates. If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by mailing the certificate to Sentinel Administrative Services, Inc., P.O. Box 1499, Montpelier, VT 05601-1499, with appropriate instructions to redeem. Your instructions should be signed by the registered owner(s) exactly as the shares are registered. The signatures of the registered owner(s) must be guaranteed by an eligible financial institution which meets Sentinel Administrative Services, Inc.’s requirements if the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days. We suggest sending certificates by certified mail. You may also redeem share certificates by presenting them in person to Sentinel Administrative Services, Inc. at its office at One National Life Drive, Montpelier, Vermont.

Small Company Fund Closing
Sentinel currently intends to close the Fund to new investors on or about the time its assets reach approximately $1.6 billion.

Telephone or Online Delays
During periods of drastic economic or market changes, it is possible that telephone or online transactions may be difficult to implement. If you experience difficulty contacting us by telephone or online, please write to Sentinel Administrative Services, Inc. at P.O. Box 1499, Montpelier, VT 05601-1499.

Undesignated Investments
When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the U.S. Treasury Money Market Fund. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the U.S. Treasury Money Market Fund, at the next net asset value calculated after we accept such direction. All transactions will be subject to any applicable sales load.

Certain Account Fees and Minimum Account Size
Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate, and/or to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee will be deducted automatically from each participant account in June of each year unless it is prepaid.

Miscellaneous Fees
Custodial Account Fees. Custodial accounts for which Sentinel Administrative Services, Inc. is the agent for the custodian will also pay the following fees:

Annual custodial fee per social security number	$15.00
Closeout fee per account	$15.00
Transfer of assets per transaction	$25.00

A portion of these fees are paid to the custodian and a portion are paid to Sentinel Administrative Services, Inc., which provides certain services to these accounts as agent for the custodian.

Service Fees
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00

Services for Employee Benefit Plans
Sentinel Administrative Services, Inc. offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Services include the ability to support valuation plans with internet and automated telephone services with access to plan and participant level information for the sponsor, plan participants, plan administrators and registered representatives.

Plans which elect to utilize the services will be assessed an annual service fee for each participant account, in the amounts shown below.

Average Account Value	Fee Per Participating
Account
$0 - $999	$20.00
$1,000 - $2,999	$10.00
$3,000 and over	No Fee

Excessive Trading Policy
Excessive trading (which may be as a result of market timing) by shareholders of a Fund, in particular Funds other than the U.S. Treasury Money Market Fund, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a Fund to retain more cash than the Fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors of the Funds. Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. Certain types of regular transactions that will not be deemed by the Funds to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds (e.g., periodic rebalancing to maintain an investment advisor's asset allocations model) and pre-authorized withdrawals.

The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected. In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Funds may work with such intermediaries to implement alternate procedures that the Funds determine are reasonably designed to achieve the objective of the Funds' excessive trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary's procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds' books, but which are reasonably designed to achieve the same objective.

Each Fund, except the U.S. Treasury Money Market Fund, has also adopted a redemption fee. For the Balanced, Capital Growth, Common Stock, Conservative Allocation, Government Securities, Growth Leaders, Mid Cap Growth, Mid Cap Value and Short Maturity Government Funds, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less. For the High Yield Bond, International Equity and Small Company Funds, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

Redemption fees may not apply to certain transactions if you or your financial intermediary make the Fund's transfer agent aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, and redemptions related to payment of custodian fees; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees. Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients.

How Are The Funds Priced?

Net asset value for each Fund is calculated once, at the close of the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern Time, each business day that the NYSE is open, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund’s outstanding shares. The Funds’ investments are valued as shown below:
  Equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.
  Equity securities held by the Conservative Allocation Fund and the International Equity Fund and traded primarily on foreign markets are valued based on the latest transaction prices on the principal stock exchanges on which they are trading, which may be adjusted to reflect events that occur between the close of those markets and the Fund's determination of net asset value. Both the latest transaction prices and adjustments are furnished by an independent pricing service, subject to supervision by the Funds’ Board of Directors, which has delegated this responsibility to the Funds’ pricing committee, subject to the Board's review and supervision.
  Unlisted and listed securities for which there were no sales or insufficient sales during the day are valued at the mean between the latest available bid and asked prices.
  Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service that, under the supervision of the Board of Directors of the Funds, determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices. The mean between the bid and asked prices is used for valuation purposes. The valuations by the pricing service are believed to reflect more accurately the fair market value of such securities than the last reported sale.
  Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
  Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event an average of current bids and offers provided by market makers is used.
  Short-term securities maturing in 60 days or less are valued at cost plus accrued interest earned, which approximates market value. Money market securities are valued on the basis of amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at its cost initially and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, are subject to fair value procedures adopted by the Funds’ Board. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision. Events that may materially affect the value of portfolio securities include events affecting specific issuers (e.g., a halt in trading of the securities of an issuer on an exchange during the trading day or a company report or announcement regarding earnings or a merger) or events affecting securities markets generally (e.g., market volatility, including a substantial upward or downward movement of the U.S. markets, economic or political news or a natural disaster).

The Funds account for securities transactions on the next business day following a trade (trade date plus one), except that transactions may be booked on the trade date when a trade occurs on the end of a financial reporting period or, on occasion, if Sentinel believes a significant price movement may impact the Fund’s net asset value.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C, Class D or Class S shares, reflecting the higher daily expense accruals of Class B, Class C, Class D and Class S shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions. Dividends and distributions will differ by the appropriate amount of the expense accrual differences between the classes.

Dividends, Capital Gains and Taxes
The Funds distribute their net investment income, if any, as follows:
Fund	Dividends
Paid
Balanced Fund	Quarterly
Capital Growth Fund	Annually
Common Stock Fund	Quarterly
Conservative Allocation Fund	Monthly
Government Securities Fund	Monthly
Growth Leaders Fund	Annually
High Yield Bond Fund	Monthly
International Equity Fund	Annually
Mid Cap Growth Fund	Annually
Mid Cap Value	Annually
Short Maturity Government Fund	Monthly
Small Company Fund	Annually

The U.S. Treasury Money Market Fund’s net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of business the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securities in the portfolio or expenses exceed the Fund’s income.

For each Fund, distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30th fiscal year-end.

You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Fund. Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund. Any dividend or distribution of less than $10.00 must be reinvested. If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. No interest will accrue on amounts represented by uncashed dividend or other distribution checks. To change the current option for payment of dividends and capital gains distributions, please call 1-800-282-FUND (3863).

You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another Sentinel Fund. If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations and long-term capital gain, are eligible for taxation at a reduced rate that applies to individual shareholders. However, to the extent a Fund’s distributions are derived from income on debt securities and non-qualifying foreign corporations and/or short-term capital gain, its distributions will not be eligible for this reduced tax rate.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Funds’ ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain distributions designated by a Fund as either interest-related dividends or short-term gain dividends and paid to a foreign shareholder would be eligible for exemption from the U.S. withholding tax.

Dividends and interest received by the International Equity Fund and, to a lesser extent, the Balanced, Common Stock, Conservative Allocation, High Yield Bond, Mid Cap Growth, Mid Cap Value and Small Company Funds, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Shareholders in the International Equity Fund may be able to claim a credit or deduction with respect to such taxes if certain requirements are met. However, it is unlikely that a credit or deduction will be available to shareholders of the Balanced, Common Stock, High Yield Bond, Mid Cap Growth, Mid Cap Value and Small Company Funds with respect to such taxes.

By law, your redemption proceeds and dividends of ordinary income and capital gains will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current federal tax law of investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Who Manages The Funds?

Sentinel manages the Funds’ investments and their business operations under the overall supervision of the Funds’ Board of Directors. Sentinel has the responsibility for making all investment decisions for the Funds, except where it has retained a subadvisor to make the investment decisions for a Fund.

Sentinel has retained Steinberg to manage the investments of the Mid Cap Value Fund. Until August 11, 2006, Evergreen Investment Management Company LLC (“Evergreen”) was the subadvisor managing the investments of the Conservative Allocation Fund. Until December 15, 2005, INVESCO Global Asset Management (N.A.), Inc. subadvised the International Equity Fund.

Sentinel is an indirectly wholly owned subsidiary of the National Life Holding Company. Its principal business address is One National Life Drive, Montpelier, Vermont 05604. Steinberg’s principal business address is 12 East 49th Street, Suite 1202, New York, NY 10017-1028.

The Funds’ investment advisory contracts call for each applicable Fund to pay Sentinel’s fees, which for the fiscal year ended November 30, 2006 were paid at a rate equal to the percentage of the Fund’s average daily net assets shown below:

Balanced Fund	0.54%
Capital Growth Fund[1]	0.70%
Common Stock Fund	0.64%
Conservative Allocation Fund	0.59%
Government Securities Fund	0.51%
Growth Leaders Fund[1]	0.90%
High Yield Bond Fund	0.71%
International Equity Fund	0.69%
Mid Cap Growth Fund	0.69%
Short Maturity Government Fund	0.51%
Small Company Fund	0.55%
U.S. Treasury Money Market Fund	0.40%

1     For the fiscal period from March 17, 2006 (beginning of operations) to November 30, 2006.

The Conservative Allocation Fund's advisory agreement was amended on August 11, 2006. If the amended agreement had been in place during the entire fiscal year ended November 30, 2006, the Fund would have paid Sentinel at a rate of 0.55% of the Fund’s average daily net assets.

Certain Funds’ advisory agreements were amended effective December 19, 2005 or February 1, 2006. Under the amended advisory agreements, the International Equity, Mid Cap Growth and Small Company Funds’ assets are no longer aggregated with each other or with the Balanced Fund when determining the breakpoint level for each Fund’s advisory fee. In addition, each of these Funds and each of the Common Stock, Government Securities, High Yield Bond and Short Maturity Government Funds are subject to new advisory fee schedules. If the amended advisory agreements had been in place during the entire fiscal year ended November 30, 2006, the Funds shown below would have paid Sentinel the following fees:

Balanced Fund	0.53%
Common Stock Fund	0.64%
Government Securities Fund	0.53%
High Yield Bond Fund	0.70%
International Equity Fund	0.70%
Mid Cap Growth Fund	0.70%
Short Maturity Government Fund	0.53%
Small Company Fund	0.61%

A discussion regarding the basis for the Board of Directors’ most recent approval of the Funds’ investment advisory contracts is available in the Funds’ Annual Report for the fiscal year ended November 30, 2006; or, with respect to the Capital Growth and Growth Leaders Funds, is available in the Funds’ Annual Report dated June 30, 2006; or, with respect to the Mid Cap Value Fund, is available in the combined prospectus/proxy statement dated February 23, 2007.

Portfolio Managers
Sentinel’s staff is organized as six teams. The International Team is headed by Katherine Schapiro. The Large-Cap Growth Team is headed by Elizabeth R. Bramwell. The Large-Cap Blend Team is headed by Daniel J. Manion. The Mid-Cap Growth Team is headed by Paul Kandel. The Small-Cap Team is headed by Charles C. Schwartz. The Fixed-Income Team is headed by Thomas H. Brownell. The teams may include additional portfolio managers and a number of analysts.

The following individuals are the Funds’ portfolio managers:

Balanced Fund
David M. Brownlee manages the fixed-income portion and Mr. Manion manages the equity portion of the Balanced Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the fixed-income portion of the Fund since 2000. Mr. Brownlee holds the Chartered Financial Analyst designation. Mr. Manion has been associated with Sentinel since 1993 and is Sentinel’s Director of Equity Research. He has managed the equity portion of the Fund since 2004. Mr. Manion holds the Chartered Financial Analyst designation.

Capital Growth Fund
Ms. Bramwell manages the Capital Growth Fund. Ms. Bramwell has been associated with Sentinel since March 2006 and has managed the Fund or its predecessor since its inception in 1994. Prior to joining Sentinel, Ms. Bramwell was the Chief Executive Officer of Bramwell Capital Management, Inc., which she founded in 1994, and the Chair, President and Chief Investment Officer of The Bramwell Funds, Inc. Ms. Bramwell holds the Chartered Financial Analyst designation.

Common Stock Fund
Mr. Manion manages the Common Stock Fund. Mr. Manion has been associated with Sentinel since 1993 and is the Director of Equity Research for Sentinel. Mr. Manion has managed or co-managed the Fund since 1994. Mr. Manion holds the Chartered Financial Analyst designation.

Conservative Allocation Fund
Mr. Manion is the Fund's lead portfolio manager and manages the domestic equity portion of the Fund's portfolio. David M. Brownlee manages the investment-grade bond portion, Daniel E. Gass manages the high-yield bond portion, and Ms. Schapiro manages the international equity portion of the Fund's portfolio. Mr. Brownlee has been associated with Sentinel since 1993. Mr. Brownlee holds the Chartered Financial Analyst designation. Mr. Gass has been associated with Sentinel or an affiliate since 1999 and is Sentinel's Director of Credit Research. Mr. Gass holds the Chartered Financial Analyst designation. Mr. Manion has been associated with Sentinel since 1993 and is Sentinel’s Director of Equity Research. Mr. Manion holds the Chartered Financial Analyst designation. Ms. Schapiro has been associated with Sentinel since 2005. From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc. From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc. Ms. Schapiro holds the Chartered Financial Analyst designation.

Government Securities Fund
Mr. Brownlee manages the Government Securities Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 1993. Mr. Brownlee holds the Chartered Financial Analyst designation.

Growth Leaders Fund
Ms. Bramwell manages the Growth Leaders Fund. Ms. Bramwell has been associated with Sentinel since March 2006 and has managed the Fund or its predecessor since its inception in 1999. Prior to joining Sentinel, Ms. Bramwell was the Chief Executive Officer of Bramwell Capital Management, Inc., which she founded in 1994, and the Chair, President and Chief Investment Officer of The Bramwell Funds, Inc. Ms. Bramwell holds the Chartered Financial Analyst designation.

High Yield Bond Fund
Mr. Gass has managed the High Yield Bond Fund since 2005. Mr. Gass has been associated with Sentinel or an affiliate since 1999 and is Sentinel's Director of Credit Research.. Mr. Gass holds the Chartered Financial Analyst designation.

International Equity Fund
Ms. Schapiro manages the International Equity Fund. Ms. Schapiro has been associated with Sentinel and has managed the Fund since 2005. From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc. From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc. Ms. Schapiro holds the Chartered Financial Analyst designation.

Mid Cap Growth Fund
Mr. Kandel manages the Mid Cap Growth Fund. Mr. Kandel has been associated with Sentinel since 2006 and has managed the Fund since June 2006. From 1994 to June 2005, Mr. Kandel was a senior portfolio manager with The Dreyfus Corporation.

Mid Cap Value Fund
Michael A. Steinberg and William Auslander co-manage the Mid Cap Value Fund. Mr. Steinberg is the Managing Member, a portfolio manager and analyst at Steinberg, which he formed in 1982. He has managed or co-managed the Fund or its predecessor since its inception. Mr. Auslander is a Managing Director and portfolio manager/analyst at Steinberg. Mr. Auslander has co-managed the Fund or its predecessor since 2007.

Short Maturity Government Fund
Mr. Brownlee manages the Short Maturity Government Fund. Mr. Brownlee has been associated with Sentinel since 1993, and has managed the Fund since 1995. Mr. Brownlee holds the Chartered Financial Analyst designation.

Small Company Fund
Betsy Pecor and Mr. Schwartz co-manage the Small Company Fund. Ms. Pecor has been associated with Sentinel or its affiliates since 2000 and has co-managed the Fund since 2005. She holds the Chartered Financial Analyst designation. Mr. Schwartz has been associated with Sentinel since 1996 and has managed or co-managed the Fund since 2004. He holds the Chartered Financial Analyst designation.

U.S. Treasury Money Market Fund
Darlene Coppola manages the U.S. Treasury Money Market Fund. Ms. Coppola has been associated with Sentinel or its affiliates since 1974 and has managed the Fund since 1993.

For the portfolio manager(s) of each Fund other than the U.S. Treasury Money Market Fund, the Funds’ Statement of Additional Information provides additional information about their compensation, the other accounts they manage and their ownership of securities in the Fund.

Supplemental Performance Information
Predecessors for the Capital Growth and Growth Leaders Funds were offered without a load. Below is supplemental performance information for those Funds’ Class A shares without taking into account the front-end sales load.

For the periods ended			Past 10 Years/
December 31, 2006	Past One Year	Past 5 Years	Since Inception
Capital Growth Fund[2]
Return Before Taxes: Class A	8.39	2.69	7.74
Return After Taxes on Distributions:
Class A	6.67	2.04	6.74
Return After Taxes on Distributions and Sale of Fund Shares:
Class A	7.74	2.28	6.62
Russell 1000 Growth Index[3]	9.07	2.69	5.44
Standard & Poor’s 500 Index[1]	15.79	6.19	8.42
Morningstar Large Growth Category[4]	6.93	2.88	5.88
Growth Leaders Fund[2]
Return Before Taxes: Class A	10.45	3.82	1.65[5]
Return After Taxes on Distributions:
Class A	10.44	3.81	1.60[5]
Return After Taxes on Distributions and Sale of Fund Shares:
Class A	6.80	3.28	1.38[5]
Russell 1000 Growth Index[3]	9.07	2.69	-2.73[5]
Standard & Poor’s 500 Index[1]	15.79	6.19	2.20[5]
Morningstar Large Growth Category[4]	6.93	2.88	-0.45[5]

[1] The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.

[2] Performance for the Capital Growth and Growth Leaders Funds prior to their inception on March 17, 2006 is based on the performance of the predecessor Bramwell Growth and Bramwell Focus Funds, respectively, which were offered without a sales load. Performance does not reflect the current sales load or the increase in the maximum Rule 12b-1 fees for Class A. If it did, returns would be lower.

[3] The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
4 An average of funds within the Large Growth category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.
[5] Since October 31, 1999, when the Fund’s predecessor, the Bramwell Focus Fund, began operations. Morningstar Large Growth Category return is for the period beginning November 1, 1999.

Financial Highlights
The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years, or for the other applicable period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in each Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding. Financial highlights for the Capital Growth and Growth Leaders Funds prior to March 17, 2006 are based on the historical financial highlights of the predecessor Bramwell Growth and Bramwell Focus Funds, respectively. Financial highlights for the Mid Cap Value Fund prior to May 4, 2007 are based on the historical financial highlights of the predecessor Synovus Mid Cap Value Fund.

This information (except as noted) has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, is included in the Funds’ or the predecessor fund’s, as applicable, Annual Report to Shareholders, which is available upon request. For the Mid Cap Value Fund, periods prior to the predecessor fund’s 2006 fiscal year have been audited by a previous registered independent public accounting firm.

				Income From Investment Operations			Less Distributions

					Net gains or
					losses on
	Fiscal		Net asset	Net	securities		Dividends			Net asset
	year		value,	investment	(both realized	Total from	(from net	Distributions		value,
Fund/	(period		beginning	income	and	investment	investment	(from realized	Total	end of
Share Class	ended)		of period	(loss)	unrealized)	operations	income)	gains)	distributions	period
Balanced Class A	11/30/02		$16.57	$0.32	$(1.50)	$(1.18)	$0.33	$0.96	$1.29	$14.10
	11/30/03		14.10	0.24	1.81	2.05	0.25	-	0.25	15.90
	11/30/04		15.90	0.28	1.29	1.57	0.28	0.36	0.64	16.83
	11/30/05		16.83	0.32	0.86	1.18	0.34	0.82	1.16	16.85
	11/30/06		16.85	0.37	1.53	1.90	0.38	0.36	0.74	18.01
Balanced Class B	11/30/02		$16.61	$0.20	$(1.50)	$(1.30)	$0.20	$0.96	$1.16	$14.15
	11/30/03		14.15	0.11	1.82	1.93	0.13	-	0.13	15.95
	11/30/04		15.95	0.15	1.29	1.44	0.14	0.36	0.50	16.89
	11/30/05		16.89	0.18	0.86	1.04	0.20	0.82	1.02	16.91
	11/30/06		16.91	0.23	1.53	1.76	0.23	0.36	0.59	18.08
Balanced Class C	11/30/02		$16.58	$0.18	$(1.49)	$(1.31)	$0.20	$0.96	$1.16	$14.11
	11/30/03		14.11	0.08	1.82	1.90	0.09	-	0.09	15.92
	11/30/04		15.92	0.13	1.29	1.42	0.14	0.36	0.50	16.84
	11/30/05		16.84	0.16	0.87	1.03	0.19	0.82	1.01	16.86
	11/30/06		16.86	0.21	1.52	1.73	0.22	0.36	0.58	18.01
Balanced Class D	11/30/02		$16.51	$0.15	$(1.51)	$(1.36)	$0.14	$0.96	$1.10	$14.05
	11/30/03		14.05	0.07	1.79	1.86	0.07	-	0.07	15.84
	11/30/04		15.84	0.22	1.28	1.50	0.18	0.36	0.54	16.80
	11/30/05		16.80	0.26	0.86	1.12	0.28	0.82	1.10	16.82
	11/30/06		16.82	0.33	1.53	1.86	0.32	0.36	0.68	18.00
Capital Growth Class A	06/30/02		$23.00	$(0.16)	$(2.53)	$(2.69)	$-	$1.61	$1.61	$18.70
	06/30/03		18.70	(0.15)	(1.29)	(1.44)	-	-	-	17.26
	06/30/04		17.26	(0.17)	2.34	2.17	-	-	-	19.43
	06/30/05		19.43	(0.13)	0.49	0.36	-	0.37	0.37	19.42
	06/30/06		19.42	(0.10)	1.98	1.88	-	2.50	2.50	18.80
	07/01/06	-
	11/30/06	(A)	18.80	(0.01)	1.03	1.02	-	-	-	19.82
Capital Growth Class C	03/17/06	-
	06/30/06	(B)	$19.45	$(0.12)	$(0.61)	$(0.73)	$-	$-	$-	$18.72
	07/01/06	-
	11/30/06	(A)	18.72	(0.13)	1.03	0.90	-	-	-	19.62

Ratios/Supplemental Data
				Ratio of		Ratio of net
			Ratio of	expenses to	Ratio of net	investment income
			expenses to	average net	investment	(loss) to average
	Net assets	Ratio of	average net	assets before	income	net assets before
Total	at end of	expenses to	assets before	contractual and	(loss) to	contractual and	Portfolio
return*	period	average net	custodian fee	voluntary expense	average net	voluntary expense	turnover
(%)	(000 omitted)	assets (%)	credits**(%)	reimbursements***(%)	assets (%)	reimbursements***(%)	rate (%)
(7.67)	$188,386	1.20	1.21	1.21	2.06	2.06	159
14.75	214,533	1.20	1.21	1.21	1.53	1.53	242
10.12	231,599	1.17	1.17	1.17	1.73	1.73	220
7.36	239,882	1.12	1.14	1.14	1.93	1.93	187
11.64	249,398	1.10	1.11	1.11	2.18	2.18	209
(8.35)	$36,607	1.97	1.98	1.98	1.29	1.29	159
13.74	33,652	2.06	2.07	2.07	0.68	0.68	242
9.21	30,780	1.99	1.99	1.99	0.89	0.89	220
6.42	27,012	2.02	2.03	2.03	1.03	1.03	187
10.72	23,445	1.99	2.00	2.00	1.28	1.28	209
(8.47)	$4,344	2.07	2.08	2.08	1.18	1.18	159
13.56	4,811	2.26	2.26	2.26	0.47	0.47	242
9.08	5,694	2.09	2.09	2.09	0.80	0.80	220
6.35	6,449	2.09	2.10	2.10	0.97	0.97	187
10.56	7,299	2.06	2.07	2.07	1.22	1.22	209
(8.82)	$6,644	2.50	2.51	2.51	0.78	0.78	159
13.28	8,951	2.43	2.44	2.44	0.29	0.29	242
9.69	20,689	1.50	1.51	1.51	1.42	1.42	220
6.98	21,692	1.41	1.42	1.42	1.65	1.65	187
11.41	22,897	1.37	1.38	1.38	1.92	1.92	209
(11.94)	$191,395	1.63	1.63	1.63	(0.84)	(0.84)	66
(7.70)	229,756	1.68	1.68	1.68	(1.01)	(1.01)	51
12.57	217,178	1.64	1.64	1.64	(0.81)	(0.81)	47
1.85	174,818	1.69	1.69	1.69	(0.61)	(0.61)	63
9.94	131,400	1.66	1.66	1.66	(0.53)	(0.53)	39

5.43 ++	124,054	1.26 +	1.27 +	1.27 +	(0.12)+	(0.12)+	8	++

(3.75)++	$172	3.11 +	3.12 +	3.12 +	(1.99)+	(1.99)+	39	++

4.81 ++	247	2.81 +	2.82 +	2.82 +	(1.65)+	(1.65)+	8	++

				Income From Investment Operations			Less Distributions

					Net gains or
					losses on
	Fiscal		Net asset	Net	securities		Dividends				Net asset
	year		value,	investment	(both realized	Total from	(from net	Distributions			value,
Fund/	(period		beginning	income	and	investment	investment	(from realized		Total	end of
Share Class	ended)		of period	(loss)	unrealized)	operations	income)	gains)		distributions	period
Common Stock Class A	11/30/02		$33.18	$0.22	$(3.91)	$(3.69)	$0.18	$3.61		$3.79	$25.70
	11/30/03		25.70	0.17	4.08	4.25	0.19	-		0.19	29.76
	11/30/04		29.76	0.23	3.53	3.76	0.15	2.13		2.28	31.24
	11/30/05		31.24	0.25	2.79	3.04	0.28	2.80		3.08	31.20
	11/30/06		31.20	0.28	4.23	4.51	0.30	1.40		1.70	34.01
Common Stock Class B	11/30/02		$33.04	$(0.05)	$(3.88)	$(3.93)	$-	$3.61		$3.61	$25.50
	11/30/03		25.50	(0.08)	4.05	3.97	0.01	-		0.01	29.46
	11/30/04		29.46	(0.06)	3.49	3.43	-	2.13		2.13	30.76
	11/30/05		30.76	(0.01)	2.74	2.73	0.05	2.80		2.85	30.64
	11/30/06		30.64	(0.02)	4.15	4.13	0.02	1.40		1.42	33.35
Common Stock Class C	11/30/02		$33.08	$(0.06)	$(3.90)	$(3.96)	$-	$3.61		$3.61	$25.51
	11/30/03		25.51	(0.14)	4.05	3.91	0.01	-		0.01	29.41
	11/30/04		29.41	(0.08)	3.48	3.40	-	2.13		2.13	30.68
	11/30/05		30.68	(0.07)	2.76	2.69	0.04	2.80		2.84	30.53
	11/30/06		30.53	(0.05)	4.14	4.09	0.02	1.40		1.42	33.20
Conservative Allocation^^ Class A	03/10/03	-
	11/30/03	(C)	$10.00	$0.32	$1.23	$1.55	$0.30	$-		$0.30	$11.25
	11/30/04		11.25	0.40	0.65	1.05	0.48	0.00	****	0.48	11.82
	11/30/05		11.82	0.41	(0.15)	0.26	0.43	0.23		0.66	11.42
	11/30/06		11.42	0.42	0.60	1.02	0.46	0.21		0.67	11.77
Conservative Allocation^^ Class B	03/10/03	-
	11/30/03	(C)	$10.00	$0.25	$1.25	$1.50	$0.26	$-		$0.26	$11.24
	11/30/04		11.24	0.31	0.64	0.95	0.39	0.00	****	0.39	11.80
	11/30/05		11.80	0.31	(0.15)	0.16	0.34	0.23		0.57	11.39
	11/30/06		11.39	0.34	0.58	0.92	0.37	0.21		0.58	11.73
Conservative Allocation^^ Class C	03/10/03	-
	11/30/03	(C)	$10.00	$0.27	$1.25	$1.52	$0.27	$-		$0.27	$11.25
	11/30/04		11.25	0.32	0.63	0.95	0.40	0.00	****	0.40	11.80
	11/30/05		11.80	0.33	(0.14)	0.19	0.37	0.23		0.60	11.39
	11/30/06		11.39	0.31	0.59	0.90	0.34	0.21		0.55	11.74
Government Securities Class A	11/30/02		$10.19	$0.51	$0.15	$0.66	$0.51	$-		$0.51	$10.34
	11/30/03		10.34	0.38	0.12	0.50	0.46	-		0.46	10.38
	11/30/04		10.38	0.39	0.10	0.49	0.45	-		0.45	10.42
	11/30/05		10.42	0.43	(0.21)	0.22	0.45	-		0.45	10.19
	11/30/06		10.19	0.47	0.06	0.53	0.48	-		0.48	10.24
Government Securities Class C	06/01/06	-
	11/30/06	(D)	$9.96	$0.17	$0.29	$0.46	$0.18	$-		$0.18	$10.24

Ratios/Supplemental Data
					Ratio of		Ratio of net
				Ratio of	expenses to	Ratio of net	investment income
				expenses to	average net	investment	(loss) to average
	Net assets	Ratio of		average net	assets before	income	net assets before
Total	at end of	expenses to		assets before	contractual and	(loss) to	contractual and	Portfolio
return*	period	average net		custodian fee	voluntary expense	average net	voluntary expense	turnover
(%)	(000 omitted)	assets (%)		credits**(%)	reimbursements***(%)	assets (%)	reimbursements***(%)	rate (%)
(12.55)	$889,066	1.02		1.02	1.02	0.76	0.76	55
16.67	979,837	1.08		1.08	1.08	0.62	0.62	76
13.19	1,042,308	1.05		1.05	1.05	0.76	0.76	57
10.51	1,071,523	1.04		1.05	1.05	0.83	0.83	26
15.18	1,114,097	1.10		1.10	1.13	0.88	0.86	13
(13.39)	$80,772	1.95		1.96	1.96	(0.18)	(0.18)	55
15.57	72,163	2.03		2.03	2.03	(0.32)	(0.32)	76
12.12	61,909	1.99		1.99	1.99	(0.21)	(0.21)	57
9.49	53,970	1.98		1.99	1.99	(0.11)	(0.11)	26
14.08	47,559	2.05		2.06	2.08	(0.08)	(0.11)	13
(13.48)	$5,018	2.01		2.02	2.02	(0.23)	(0.23)	55
15.32	5,774	2.24		2.24	2.24	(0.54)	(0.54)	76
12.03	6,530	2.06		2.06	2.06	(0.25)	(0.25)	57
9.41	9,585	2.09		2.09	2.09	(0.20)	(0.20)	26
14.00	14,869	2.12		2.13	2.16	(0.12)	(0.15)	13

15.61 ++	$38,147	1.17	+	1.17 +	1.17 +	3.94 +	3.94 +	131	++
9.58	52,951	1.17		1.17	1.17	3.52	3.52	136
2.27	55,829	1.15		1.16	1.16	3.60	3.60	174
9.31	38,175	1.25		1.26	1.26	3.73	3.73	204

15.11 ++	$8,782	1.92	+	1.93 +	1.93 +	3.21 +	3.21 +	131	++
8.65	13,497	1.99		1.99	1.99	2.73	2.73	136
1.42	14,037	1.98		1.98	1.98	2.78	2.78	174
8.37	12,007	2.12		2.13	2.13	2.87	2.87	204

15.29 ++	$5,771	1.59	+	1.60 +	1.60 +	3.49 +	3.49 +	131	++
8.70	9,114	1.84		1.84	1.84	2.90	2.90	136
1.62	9,875	1.84		1.85	1.85	2.91	2.91	174
8.23	6,540	2.23		2.24	2.24	2.74	2.74	204
6.70	$107,121	0.85		0.86	1.01	4.72	4.56	452
4.85	102,713	0.94		0.95	0.98	3.62	3.59	576
4.80	104,738	0.97		0.98	0.98	3.78	3.78	473
2.08	204,868	1.00		1.02	1.02	4.09	4.09	505
5.41	214,374	0.98		0.99	0.99	4.68	4.68	678

4.62 ++	$567	2.64	+	2.64 +	2.64 +	3.15 +	3.15 +	678	++

				Income From Investment Operations			Less Distributions

					Net gains or
					losses on
	Fiscal		Net asset	Net	securities		Dividends			Net asset
	year		value,	investment	(both realized	Total from	(from net	Distributions		value,
Fund/	(period		beginning	income	and	investment	investment	(from realized	Total	end of
Share Class	ended)		of period	(loss)	unrealized)	operations	income)	gains)	distributions	period
Growth Leaders Class A	06/30/02		$9.89	$(0.10)	$(0.92)	$(1.02)	$-	$-	$-	$8.87
	06/30/03		8.87	(0.08)	(0.70)	(0.78)	-	-	-	8.09
	06/30/04		8.09	(0.09)	1.47	1.38	-	-	-	9.47
	06/30/05		9.47	(0.08)	(0.08)	(0.16)	-	-	-	9.31
	06/30/06		9.31	(0.06)	1.34	1.28	-	-	-	10.59
	07/01/06	-
	11/30/06	(A)	10.59	0.01	0.56	0.57	-	-	-	11.16
Growth Leaders Class C	03/17/06	-
	06/30/06	(B)	$10.95	$(0.04)	$(0.34)	$(0.38)	$-	$-	$-	$10.57
	07/01/06	-
	11/30/06	(A)	10.57	(0.04)	0.55	0.51	-	-	-	11.08
High Yield Bond Class A	11/30/02		$7.66	$0.63	$(0.18)	$0.45	$0.63	$-	$0.63	$7.48
	11/30/03		7.48	0.63	0.71	1.34	0.62	-	0.62	8.20
	11/30/04		8.20	0.56	0.16 +	0.72	0.57	-	0.57	8.35
	11/30/05		8.35	0.55	(0.46)	0.09	0.54	-	0.54	7.90
	11/30/06		7.90	0.51	0.14	0.65	0.51	-	0.51	8.04
High Yield Bond Class B	11/30/02		$7.66	$0.59	$(0.19)	$0.40	$0.59	$-	$0.59	$7.47
	11/30/03		7.47	0.57	0.72	1.29	0.57	-	0.57	8.19
	11/30/04		8.19	0.51	0.14 +	0.65	0.51	-	0.51	8.33
	11/30/05		8.33	0.48	(0.46)	0.02	0.47	-	0.47	7.88
	11/30/06		7.88	0.43	0.15	0.58	0.43	-	0.43	8.03
High Yield Bond Class C	11/30/02		$7.70	$0.56	$(0.19)	$0.37	$0.54	$-	$0.54	$7.53
	11/30/03		7.53	0.55	0.72	1.27	0.54	-	0.54	8.26
	11/30/04		8.26	0.48	0.16 +	0.64	0.48	-	0.48	8.42
	11/30/05		8.42	0.48	(0.46)	0.02	0.46	-	0.46	7.98
	11/30/06		7.98	0.44	0.14	0.58	0.43	-	0.43	8.13
International Equity Class A	11/30/02		$13.21	$0.17	$(1.37)	$(1.20)	$0.14	$0.04	$0.18	$11.83
	11/30/03		11.83	0.16	2.09	2.25	0.19	0.07	0.26	13.82
	11/30/04		13.82	0.20	3.17 +	3.37	0.14	-	0.14	17.05
	11/30/05		17.05	0.21	1.56	1.77	0.17	-	0.17	18.65
	11/30/06		18.65	0.17	4.42	4.59	0.24	1.00	1.24	22.00
International Equity Class B	11/30/02		$12.94	$0.02	$(1.35)	$(1.33)	$-	$0.04	$0.04	$11.57
	11/30/03		11.57	0.01	2.05	2.06	0.03	0.07	0.10	13.53
	11/30/04		13.53	0.06	3.07 +	3.13	-	-	-	16.66
	11/30/05		16.66	0.03	1.50	1.53	-	-	-	18.19
	11/30/06		18.19	(0.05)	4.32	4.27	0.03	1.00	1.03	21.43
International Equity Class C	11/30/02		$13.05	$(0.03)	$(1.35)	$(1.38)	$-	$0.04	$0.04	$11.63
	11/30/03		11.63	(0.04)	2.07	2.03	-	0.07	0.07	13.59
	11/30/04		13.59	(0.01)	3.14 +	3.13	-	-	-	16.72
	11/30/05		16.72	0.01	1.52	1.53	-	-	-	18.25
	11/30/06		18.25	(0.11)	4.39	4.28	-	1.00	1.00	21.53

Ratios/Supplemental Data
					Ratio of		Ratio of net
				Ratio of	expenses to	Ratio of net	investment income
				expenses to	average net	investment	(loss) to average
		Net assets	Ratio of	average net	assets before	income	net assets before
Total		at end of	expenses to	assets before	contractual and	(loss) to	contractual and	Portfolio
return*		period	average net	custodian fee	voluntary expense	average net	voluntary expense	turnover
(%)		(000 omitted)	assets (%)	credits**(%)	reimbursements***(%)	assets (%)	reimbursements***(%)	rate (%)
(10.31)		$6,623	1.75	1.75	3.28	(1.11)	(2.64)	138
(8.79)		9,280	1.75	1.75	3.09	(1.25)	(2.59)	154
17.06		10,916	1.75	1.75	2.58	(0.91)	(1.74)	172
(1.69)		7,936	1.75	1.75	3.00	(0.77)	(2.02)	200
13.75		8,043	1.75	1.76	3.09	(0.60)	(1.94)	157
5.38	++	11,257	1.45 +	1.51 +	1.67 +	0.14 +	(0.02)+	30	++
(3.47	)++	$385	2.79 +	2.81 +	3.62 +	(1.16)+	(1.97)+	157	++
4.82	++	439	2.43 +	2.49 +	2.64 +	(0.87)+	(1.03)+	30	++
6.09		$40,181	1.24	1.25	1.25	8.35	8.35	111
18.71		110,431	1.18	1.19	1.19	7.85	7.85	86
9.09	+	149,886	1.16	1.16	1.16	6.83	6.83	78
1.11		107,308	1.22	1.22	1.22	6.67	6.67	73
8.50		55,500	1.29	1.31	1.31	6.32	6.32	79
5.49		$47,552	1.70	1.71	1.71	7.88	7.88	111
17.87		45,061	1.95	1.96	1.96	7.22	7.22	86
8.14	+	31,471	2.08	2.08	2.08	5.97	5.97	78
0.18		21,510	2.13	2.14	2.14	5.75	5.75	73
7.67		16,406	2.15	2.16	2.16	5.45	5.45	79
5.00		$4,208	2.27	2.27	2.27	7.20	7.20	111
17.54		13,143	2.16	2.17	2.17	6.93	6.93	86
8.03	+	13,921	2.13	2.13	2.13	5.89	5.89	78
0.23		10,529	2.16	2.17	2.17	5.72	5.72	73
7.49		7,506	2.19	2.20	2.20	5.42	5.42	79
(9.21)		$75,951	1.29	1.30	1.30	1.26	1.26	33
19.61		86,913	1.34	1.35	1.35	1.38	1.38	28
24.58	+	109,959	1.30	1.31	1.31	1.34	1.34	28
10.43		113,349	1.30	1.32	1.32	1.29	1.29	23
26.04		149,605	1.35	1.39	1.39	0.86	0.86	63
(10.31)		$12,668	2.43	2.44	2.44	0.16	0.16	33
18.03		11,255	2.66	2.67	2.67	0.13	0.13	28
23.13	+	11,802	2.44	2.45	2.45	0.22	0.22	28
9.18		12,054	2.40	2.42	2.42	0.21	0.21	23
24.62		13,045	2.45	2.49	2.49	(0.20)	(0.20)	63
(10.61)		$1,370	2.89	2.90	2.90	(0.25)	(0.25)	33
17.64		1,856	2.95	2.96	2.96	(0.24)	(0.24)	28
23.03	+	3,394	2.53	2.54	2.54	0.17	0.17	28
9.15		2,867	2.47	2.49	2.49	0.18	0.18	23
24.55		5,223	2.51	2.56	2.56	(0.26)	(0.26)	63

				Income From Investment Operations			Less Distributions

					Net gains or
					losses on
	Fiscal		Net asset	Net	securities		Dividends			Net asset
	year		value,	investment	(both realized	Total from	(from net	Distributions		value,
Fund/	(period		beginning	income	and	investment	investment	(from realized	Total	end of
Share Class	ended)		of period	(loss)	unrealized)	operations	income)	gains)	distributions	period
Mid Cap Growth Class A	11/30/02		$12.63	$(0.09)	$(2.22)	$(2.31)	$-	$-	$-	$10.32
	11/30/03		10.32	(0.10)	3.42	3.32	-	-	-	13.64
	11/30/04		13.64	(0.12)	1.45	1.33	-	-	-	14.97
	11/30/05		14.97	(0.09)	0.93	0.84	-	-	-	15.81
	11/30/06		15.81	(0.10)	1.24	1.14	-	-	-	16.95
Mid Cap Growth Class B	11/30/02		$12.07	$(0.20)	$(2.11)	$(2.31)	$-	$-	$-	$9.76
	11/30/03		9.76	(0.22)	3.20	2.98	-	-	-	12.74
	11/30/04		12.74	(0.24)	1.35	1.11	-	-	-	13.85
	11/30/05		13.85	(0.23)	0.85	0.62	-	-	-	14.47
	11/30/06		14.47	(0.24)	1.14	0.90	-	-	-	15.37
Mid Cap Growth Class C	11/30/02		$12.40	$(0.24)	$(2.17)	$(2.41)	$-	$-	$-	$9.99
	11/30/03		9.99	(0.25)	3.27	3.02	-	-	-	13.01
	11/30/04		13.01	(0.30)	1.37	1.07	-	-	-	14.08
	11/30/05		14.08	(0.26)	0.86	0.60	-	-	-	14.68
	11/30/06		14.68	(0.26)	1.15	0.89	-	-	-	15.57
Mid Cap Value Class A	10/31/02		$9.88	$0.07	$(1.00)	$(0.93)	$-	$(0.01)	$(0.01)	$8.94
	10/31/03	*****	8.94	0.02	2.88	2.90	(0.05)	-	(0.05)	11.79
	10/31/04	*****	11.79	0.08	2.11	2.19	(0.02)	-	(0.02)	13.96
	10/31/05	*****	13.96	(0.11)	2.79	2.68	(0.06)	(0.63)	(0.69)	15.95
	10/31/06	*****	15.95	(0.01)	2.01	2.00	-	(2.18)	(2.18)	15.77
Mid Cap Value Class C	10/31/02		$9.87	$0.02	$(1.00)	$(0.98)	$-	$(0.01)	$(0.01)	$8.88
	10/31/03	*****	8.88	(0.06)	(2.87)	2.81	-	-	-	11.69
	10/31/04	*****	11.69	(0.02)	2.09	2.07	++++	-	-	13.76
	10/31/05	*****	13.76	(0.20)	2.73	2.53	-	(0.63)	(0.63)	15.66
	10/31/06	*****	15.66	(0.12)	1.97	1.85	-	(2.18)	(2.18)	15.33
Short Maturity Government Class A	11/30/02		$9.71	$0.47	$0.07	$0.54	$0.47	$-	$0.47	$9.78
	11/30/03		9.78	0.22	(0.05)	0.17	0.41	-	0.41	9.54
	11/30/04		9.54	0.29	(0.04)	0.25	0.42	-	0.42	9.37
	11/30/05		9.37	0.31	(0.21)	0.10	0.40	-	0.40	9.07
	11/30/06		9.07	0.37	(0.01)	0.36	0.42	-	0.42	9.01
Short Maturity Government Class C	06/01/06	-
	11/30/06	(D)	$8.93	$0.11	$0.11	$0.22	$0.15	$-	$0.15	$9.00

Short Maturity Government Class S	03/03/05	-
	11/30/05	(E)	$9.28	$0.21	$(0.15)	$0.06	$0.27	$-	$0.27	$9.07
	11/30/06		9.07	(0.33)	(0.01)	0.32	0.38	-	0.38	9.01

Ratios/Supplemental Data
				Ratio of		Ratio of net
			Ratio of	expenses to	Ratio of net	investment income
			expenses to	average net	investment	(loss) to average
	Net assets	Ratio of	average net	assets before	income	net assets before
Total	at end of	expenses to	assets before	contractual and	(loss) to	contractual and	Portfolio
return*	period	average net	custodian fee	voluntary expense	average net	voluntary expense	turnover
(%)	(000 omitted)	assets (%)	credits**(%)	reimbursements***(%)	assets (%)	reimbursements***(%)	rate (%)
(18.29)	$109,161	1.30	1.31	1.31	(0.80)	(0.80)	230
32.17	137,019	1.31	1.31	1.31	(0.98)	(0.98)	116
9.75	147,021	1.24	1.24	1.24	(0.90)	(0.90)	98
5.61	166,181	1.24	1.25	1.25	(0.60)	(0.60)	160
7.21	149,787	1.32	1.33	1.33	(0.61)	(0.61)	83
(19.14)	$24,321	2.29	2.30	2.30	(1.79)	(1.79)	230
30.53	28,615	2.46	2.47	2.47	(2.13)	(2.13)	116
8.71	26,608	2.19	2.20	2.20	(1.86)	(1.86)	98
4.48	24,820	2.28	2.30	2.30	(1.65)	(1.65)	160
6.22	17,073	2.35	2.36	2.36	(1.63)	(1.63)	83
(19.44)	$1,675	2.65	2.65	2.65	(2.15)	(2.15)	230
30.23	1,951	2.71	2.72	2.72	(2.39)	(2.39)	116
8.22	2,873	2.60	2.61	2.61	(2.27)	(2.27)	98
4.26	4,869	2.48	2.50	2.50	(1.84)	(1.84)	160
6.06	3,997	2.48	2.49	2.49	(1.76)	(1.76)	83
(9.42)	$1,232	1.35	1.69	1.69	1.05	1.05	36
32.57	3,356	1.35	1.60	1.60	(0.03)	(0.03)	45
18.58	6,121	1.35	1.44	1.44	0.56	0.56	31
19.78 +++	4,538	1.34	1.35	1.35	(0.74)	(0.74)	53
13.87	4,169	1.35	1.38	1.38	(0.05)	(0.05)	35
(9.95)	$1,910	2.10	2.46	2.46	0.27	0.27	36
31.64	4,013	2.10	2.35	2.35	(0.81)	(0.81)	45
17.72	6,330	2.10	2.19	2.19	(0.19)	(0.19)	31
18.86 +++	9,040	2.09	2.10	2.10	(1.33)	(1.33)	53
13.09	9,425	2.10	2.13	2.13	(0.79)	(0.79)	35
5.68	$257,690	0.76	0.77	1.09	3.81	3.49	74
1.79	367,541	0.81	0.81	1.06	2.24	1.99	119
2.64	322,431	0.91	0.91	1.07	3.06	2.90	136
1.09	259,386	1.05	1.06	1.09	3.39	3.36	113
4.11	185,410	1.06	1.08	1.08	4.02	4.02	90

2.53 ++	$209	2.57 +	3.63 +	3.63 +	2.60 +	2.60 +	90 ++

0.58 ++	$18,323	1.44 +	1.45 +	1.45 +	3.21 +	3.21 +	113 ++
3.64	9,025	1.48	1.48	1.48	3.60	3.60	90

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income From Investment Operations			Less Distributions

				Net gains or
				losses on
	Fiscal	Net asset	Net	securities		Dividends			Net asset
	year	value,	investment	(both realized	Total from	(from net	Distributions		value,
Fund/	(period	beginning	income	and	investment	investment	(from realized	Total	end of
Share Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	period
Small Company Class A	11/30/02	$5.61	$(0.02)	$(0.37)	$(0.39)	$-	$0.05	$0.05	$5.17
	11/30/03	5.17	(0.02)	1.59	1.57	-	-	-	6.74
	11/30/04	6.74	(0.02)	1.19	1.17	-	0.09	0.09	7.82
	11/30/05	7.82	(0.03)	0.74	0.71	-	0.49	0.49	8.04
	11/30/06	8.04	(0.02)	1.20	1.18	-	0.71	0.71	8.51
Small Company Class B	11/30/02	$5.15	$(0.06)	$(0.35)	$(0.41)	$-	$0.05	$0.05	$4.69
	11/30/03	4.69	(0.07)	1.44	1.37	-	-	-	6.06
	11/30/04	6.06	(0.08)	1.07	0.99	-	0.09	0.09	6.96
	11/30/05	6.96	(0.08)	0.65	0.57	-	0.49	0.49	7.04
	11/30/06	7.04	(0.08)	1.03	0.95	-	0.71	0.71	7.28
Small Company Class C	11/30/02	$5.58	$(0.07)	$(0.37)	$(0.44)	$-	$0.05	$0.05	$5.09
	11/30/03	5.09	(0.06)	1.55	1.49	-	-	-	6.58
	11/30/04	6.58	(0.08)	1.16	1.08	-	0.09	0.09	7.57
	11/30/05	7.57	(0.09)	0.71	0.62	-	0.49	0.49	7.70
	11/30/06	7.70	(0.08)	1.14	1.06	-	0.71	0.71	8.05
U.S. Treasury Money Market Class B	11/30/02	$1.00	$0.0115	$-	$0.0115	$0.0115	$-	$0.0115	$1.00
	11/30/03	1.00	0.0032	-	0.0032	0.0032	-	0.0032	1.00
	11/30/04	1.00	0.0038	-	0.0038	0.0038	-	0.0038	1.00
	11/30/05	1.00	0.0198	-	0.0198	0.0198	-	0.0198	1.00
	11/30/06	1.00	0.0381	-	0.0381	0.0381	-	0.0381	1.00
U.S. Treasury Money Market Class B	11/30/02	$1.00	$0.0089	$-	$0.0089	$0.0089	$-	$0.0089	$1.00
	11/30/03	1.00	0.0022	-	0.0022	0.0022	-	0.0022	1.00
	11/30/04	1.00	0.0015	-	0.0015	0.0015	-	0.0015	1.00
	11/30/05	1.00	0.0169	-	0.0169	0.0169	-	0.0169	1.00
	11/30/06	1.00	0.0340	-	0.0340	0.0340	-	0.0340	1.00

(A) The fiscal year end for the Sentinel Capital Growth and Sentinel Growth Leaders Funds changed from June 30th to November 30th following the June 30, 2006 Annual Report. Information for the Sentinel Capital Growth Fund prior to March 17, 2006 is based on the predecessor Bramwell Growth Fund and information for the Sentinel Growth Leaders Fund prior to March 17, 2006 is based on the predecessor Bramwell Focus Fund.

(B) Commenced operations March 17, 2006.

(C) Commenced operations March 10, 2003.

(D) Commenced operations June 1, 2006.

(E) Commenced operations March 3, 2005. First public offering March 4, 2005.

    ^ Information prior to September 26, 2005 is based on the predecessor Sentinel Growth Index Fund.

  ^^ Name change. Formerly the Sentinel Capital Markets Income Fund prior to November 1, 2006.

         + Annualized.

      ++ Not Annualized.

   +++ Total returns would have been 19.48% and 18.56%, for the Class A and Class C Shares, respectively, without the payment by affiliate. Total returns would have been lower had Synovus Investment Advisors, Inc. not waived a portion of its fee.

++++ Represents less than $0.01 per share.

         * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return.

       ** The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.

     *** Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3).

  **** Represents less than $0.005 or $(0.005) of average daily shares outstanding.

***** Per share net investment income and net realized and unrealized gain/(losses) calculated using average shares.

The Sentinel Funds
Shareholder Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected investment performance of each of the Funds during its last fiscal year. You may obtain copies of these reports at no cost by calling 1-800-282-FUND (3863).

The Funds will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account at no cost, call 1-800-282-FUND (3863).

Statement of Additional Information
The Funds’ Statement of Additional Information contains further information about the Funds, including a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities, and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing the Funds at the address shown below or by calling 1-800-282-FUND (3863). Please contact your registered representative or the Funds if you have any questions.

The Funds’ Statement of Additional Information is also available at the Funds’ website at www.sentinelfunds.com. Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room at 100 F. Street, N.E., Washington, D.C. 20549. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different.

The Sentinel Funds
One National Life Drive
Montpelier, VT 05604

Investment Advisor	Counsel
Sentinel Asset Management, Inc.	Sidley Austin LLP
One National Life Drive	787 Seventh Avenue
Montpelier, VT 05604	New York, NY 10019

Principal	Independent Registered
Underwriter	Public Accounting Firm
Sentinel Financial Services Company	PricewaterhouseCoopers LLP
One National Life Drive	300 Madison Avenue
Montpelier, VT 05604	New York, NY 10017

Transfer Agent,	Custodian
Shareholder Servicing	and Dividend
Agent and Administrator	Paying Agent
Sentinel Administrative	State Street Bank & Trust
Services, Inc.	Company
One National Life Drive*	801 Pennsylvania Avenue
Montpelier, VT 05604	Kansas City, MO 64105
800-282-FUND (3863)

*All mail and correspondence should be sent to:
Sentinel Administrative Services, Inc.
P.O. Box 1499
Montpelier, VT 05601-1499

Investment Company Act file #811- 00214

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2007, as supplemented on May 4, 2007

THE SENTINEL FUNDS
National Life Drive
Montpelier, Vermont 05604
(800) 282-FUND (3863)

Sentinel Balanced Fund (“Balanced Fund”)
Sentinel Capital Growth Fund (“Capital Growth Fund”)
Sentinel Common Stock Fund (“Common Stock Fund”)
Sentinel Conservative Allocation Fund (“Conservative Allocation Fund”)
Sentinel Georgia Municipal Bond Fund (“Georgia Municipal Bond Fund”)
Sentinel Government Securities Fund (“Government Securities Fund”)
Sentinel Growth Leaders Fund (“Growth Leaders Fund”)
Sentinel High Yield Bond Fund (“High Yield Bond Fund”)
Sentinel International Equity Fund (“International Equity Fund”)
Sentinel Mid Cap Growth Fund (“Mid Cap Growth Fund”)
Sentinel Mid Cap Value Fund (“Mid Cap Value Fund”)
Sentinel Short Maturity Government Fund (“Short Maturity Government Fund”)
Sentinel Small Company Fund (“Small Company Fund”)
Sentinel U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)

Sentinel Group Funds, Inc. (“Company”) is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of several separate and distinct funds. This Statement of Additional Information pertains to the funds of the Company listed above (referred to hereinafter collectively as the “Funds”, and individually as a “Fund”). Each of the Funds is diversified, except for the Georgia Municipal Bond, Growth Leaders and Mid Cap Value Funds. Each Fund has different investment objectives and risk characteristics.

Sentinel Asset Management, Inc. (“Advisor”) acts as the investment advisor to the Funds. GLOBALT, Inc. (“GLOBALT”) is the investment sub-advisor to the Georgia Municipal Bond Fund. Steinberg Asset Management LLC (“Steinberg”) is the investment sub-advisor to the Mid Cap Value Fund. Shares of the Funds are distributed by Sentinel Financial Services Company (“SFSC”). Both the Advisor and SFSC are indirectly wholly owned subsidiaries of National Life Holding Company.

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the applicable Prospectus (“Prospectus”). The Prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), can be obtained upon request and without charge by writing to the Funds at the above address, or by calling 1-800-282-FUND (3863). The financial statements of the Funds that are included in the Annual Report of the Funds dated November 30, 2006 (“Annual Report”) have been incorporated by reference into this Statement of Additional Information. The Annual Report can be obtained in the same way as the Prospectus. This Statement of Additional Information has been incorporated by reference into the Funds’ Prospectus.

TABLE OF CONTENTS

THE FUNDS	3
FUNDAMENTAL INVESTMENT POLICIES	4
NON-FUNDAMENTAL INVESTMENT POLICIES	6
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS	10
MANAGEMENT OF THE FUNDS	23
PORTFOLIO MANAGERS	29
PRINCIPAL SHAREHOLDERS	32
THE INVESTMENT ADVISOR	34
PROXY VOTING PROCEDURES	39
SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS	39
PRINCIPAL UNDERWRITER	40
THE DISTRIBUTION PLANS	42
THE FUND SERVICES AGREEMENTS	43
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS	44
PORTFOLIO TURNOVER	46
CAPITALIZATION	47
HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES	47
ISSUANCE OF SHARES AT NET ASSET VALUE	47
DETERMINATION OF NET ASSET VALUE	48
COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2006	49
TAXES	49
SHAREHOLDER SERVICES	52
DEALER SERVICING FEES	54
REGULATORY MATTERS	55
GENERAL INFORMATION	55
FINANCIAL STATEMENTS	55
APPENDIX A: Bond Ratings	A-1
APPENDIX B: Proxy Voting Procedures	B-1

THE FUNDS

Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company’s name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company’s name was changed to Sentinel Group Funds, Inc.

On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors of the Company (“Board” or “Directors”) created, as a new class of stock of the Company, the Government Securities Fund. The Board created the Tax-Free Income Fund as a new class of the Company’s stock on June 14, 1990.

On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., (“SCMF”) in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board authorized the creation of three new classes of stock of the Company, namely, the Small Company, International Equity and U.S. Treasury Money Market Funds. From March 1, 1993 to March 29, 1994, the Small Company Fund’s name was Sentinel Aggressive Growth Fund, and from March 29, 1994 to March 31, 1997, the Small Company Fund’s name was Sentinel Emerging Growth Fund. Prior to July 1, 2002, the International Equity Fund’s name was the Sentinel World Fund. Prior to March 31, 1999, the Mid Cap Growth Fund’s name was Sentinel Growth Fund. Also on March 1, 1993, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company (“National Life”), and the Distribution Agreement between the Company and Equity Services, Inc. (“ESI”), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the advisory and distribution arrangements with the Advisor and SFSC, respectively.

On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board authorized the creation of two new classes of stock of the Company, namely, the New York Tax-Free Income and Short Maturity Government Funds. From March 27, 1995 to February 3, 1997, the Short Maturity Government Fund’s name was Sentinel Short-Intermediate Government Fund.

On March 14, 1997, the Board authorized the creation of the High Yield Bond Fund as a new series of the Company. On June 10, 1999, the Board authorized the creation of the Growth Index Fund as a new series of the Company. On December 9, 1999, the Board authorized the creation of the Sentinel Capital Opportunity Fund as a new series of the Company. Prior to September 23, 2005, the Sentinel Capital Opportunity Fund’s name was the Sentinel Flex Cap Opportunity Fund. On December 12, 2002, the Board authorized the creation of the Conservative Allocation Fund as a new series of the Company. Prior to November 1, 2006, the Conservative Allocation Fund’s name was the Capital Markets Income Fund. On December 11, 2003, the Board authorized the creation of the Core Mid Cap Fund as a new series of the Company.

Effective at the close of the market on September 23, 2005, the Bond, Core Mid Cap and Growth Index Funds reorganized into the Government Securities Fund, the Mid Cap Growth Fund and the Sentinel Capital Opportunity Fund, respectively.

On November 14, 2005, the Board authorized the creation of the Capital Growth Fund and Growth Leaders Fund as new series of the Company. As of March 17, 2006, the Bramwell Growth and Bramwell Focus Funds, each series of The Bramwell Funds, Inc., reorganized into the Capital Growth Fund and Growth Leaders Funds, respectively.

Effective as of the close of the market on October 27, 2006, the Tax-Free Fund and the New York Tax-Free Income Fund were reorganized into unaffiliated funds.

As of March 30, 2007, the Sentinel Capital Opportunity Fund reorganized into the Capital Growth.

On December 7, 2006, the Board authorized the creation of the Sentinel Mid Cap Value Fund and the Sentinel Georgia Municipal Bond Fund as new series of the Company. As of May 4, 2007, the Synovus Georgia Municipal Bond and Synovus Mid Cap Value Funds, each series of The Adviser’s Inner Circle Fund, reorganized in to the Sentinel Georgia Municipal Bond and Sentinel Mid Cap Value Funds, respectively.

FUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies may not be changed without the approval of a majority of the outstanding shares. A vote of a majority of the outstanding shares for this purpose means the affirmative vote of the lesser of (1) 67% of shares present if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

Each Fund’s principal investment objective is a fundamental investment policy and the additional fundamental investment policies are listed below. Each Fund may not:

  Borrow except from banks in an amount up to 5% of a Fund’s total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities;
  Purchase securities on margin;
  Deal in real estate;
  Act as an underwriter of securities issued by others;
  Purchase from or sell to any officer, director or employee of the Corporation, the Advisor, SFSC or a subadvisor (or any of their officers or directors) any securities other than Fund shares;
  Invest in oil, gas or other mineral exploration or development programs or leases;
  Invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants that are not listed on either the New York Stock Exchange or the American Stock Exchange;
  Invest for the purposes of exercising control or management; or
  Make short sales of securities.

The Balanced Fund also:

  May not invest more than 25% of its assets in securities of companies within a single industry;
  May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
  May not invest in restricted securities (except 144A securities that are deemed liquid);
  May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
  May not invest in illiquid securities.

The Capital Growth Fund also:

  May not invest more than 25% of its assets in securities of companies within a single industry;
  May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
  May not invest in restricted securities;
  May not invest more than 15% of net assets in illiquid securities; and
  May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The Common Stock Fund also:

  May not invest more than 25% in securities of companies within a single industry;
  May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

  May not invest in restricted securities;
  May not invest in illiquid securities; and
  May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The Conservative Allocation Fund also:

  May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities;
  May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
  May not invest more than 25% of its assets in securities of companies within a single industry; and
  May not invest more than 15% of its assets in illiquid securities.

The Georgia Municipal Bond Fund also:

  Must invest at least 80% of its net assets in Georgia municipal obligations; and
  May not invest more than 15% of net assets in illiquid securities;

The Government Securities Fund also:

  May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
  May not invest in restricted securities; and
  May not invest in illiquid securities.

The Growth Leaders Fund also:

  May not invest more than 25% in securities of companies within a single industry;
  May not invest in restricted securities; and
  May not invest more than 15% of net assets in illiquid securities.

The High Yield Bond Fund also:

  May not invest more than 25% in securities of companies within a single industry;
  May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
  May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
  May not invest more than 15% of net assets in illiquid securities.

The International Equity Fund also:

  May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
  May not invest in restricted securities;
  May not invest in illiquid securities;
  May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
  May not invest more than 25% of its assets in securities of companies within a single industry.

The Mid Cap Growth Fund also:

  May not invest more than 25% of its assets in securities of companies within a single industry;
  May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
  May not invest in restricted securities;
  May not invest in illiquid securities; and
  May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities.

The Mid Cap Value Fund also:

  May not invest more than 25% of its assets in securities of companies within a single industry;
  May not invest more than 15% of its net assets in restricted securities; and
  May not invest more than 15% of its net assets in illiquid securities.

The Short Maturity Government Fund also:

  May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
  May not invest in restricted securities; and
  May not invest in illiquid securities.

The Small Company Fund also:

  May not invest more than 25% of its assets in securities of companies within a single industry;
  May not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
  May not invest in restricted securities;
  May not invest more than 5% of its assets in a single issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities; and
  May not invest in illiquid securities.

The U.S. Treasury Money Market Fund also:

  May not invest in restricted securities; and
  Must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”).

For purposes of the Funds’ fundamental policy, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Advisor deems reasonable based on the primary characteristics of the security.

NON-FUNDAMENTAL INVESTMENT POLICIES

Non-fundamental investment policies are established and may be changed by the Board. The following are the Funds’ non-fundamental investment policies.

To the extent a Fund invests in these derivatives, it will observe the following limitations:

  It may not hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts.

  It will buy options on individual securities only to hedge underlying securities that are owned by the Fund, or to close out transactions in options written.
  It will sell options on individual securities only to generate additional income on securities that are owned by the Fund, or to close out transactions in options purchased.
  It will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund’s exposure to the market or sector covered by such index option or future.
  It will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund’s portfolio.
  It will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.
  It will enter into default swaps on fixed-income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.
  When entering into swap agreements, it will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.
  When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

In addition, to comply with Subchapter M of the Code, at least 50% of each Fund’s total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund’s total assets and not more than 10% of the issuer’s outstanding voting securities. Those issues which represent more than 5% of the Fund’s total assets must be limited in the aggregate to 50% of such Fund’s total assets, provided, however, that no more than 25% of the Fund’s total assets may be invested in any one issuer or in qualified publicly-traded partnerships.

Each of the Funds may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or related rules or SEC staff interpretations.

Each Fund may not have on loan at any given time securities representing more than 33-1/3% of its total assets. For the sole purpose of calculating this limit, loan collateral can be included as part of the Fund’s total assets, which means that a Fund could lend up to 50% of its total assets before the securities loan.

The Balanced Fund:

  Must invest at least 25% of its assets in bonds;
  Must invest at least 25% of its assets in common stocks;
  May only purchase securities rated B3 or lower by Moody’s or lower than B- by Standard and Poor’s if the Fund’s investment advisor believes the quality of the bonds is higher than indicated by the rating;
  May not invest more than 5% of its total assets in derivative positions;
  May not invest more than 20% of its total assets in debt securities that are rated below “investment grade” (or, if not rated, which the Advisor determines possess similar credit characteristics);
  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Advisor believes that adverse market or other conditions warrant; and
  May not invest more than 25% of its net assets in repurchase agreements.

The Capital Growth Fund

  May not invest more than 5% of its total assets in derivative positions;
  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund’s investment advisor believes that adverse market or other conditions warrant;
  May not invest more than 25% of its net assets in stocks of foreign issuers, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars; and
  May not invest more than 25% of its net assets in repurchase agreements.

The Common Stock Fund:

  May not change its policy of investing, under normal circumstances, at least 80% of its assets in common stock, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;
  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund’s investment advisor believes that adverse market or other conditions warrant; and
  May not invest more than 25% of its net assets in repurchase agreements.

The Conservative Allocation Fund:

  Must invest at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, dollar roll transactions, and investment-grade corporate bonds;
  May not invest more than 35% of its total assets in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries;
  May not invest more than 35% of its total assets in below investment-grade bonds, which may include bonds issued by companies located in or that conduct their business mainly in one or more foreign countries;
  May not invest more than 50% of its total assets in equity or equity-related securities, including up to 10% of total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets;
  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund’s investment advisor believes that adverse market or other conditions warrant; and
  May not invest more than 25% of its net assets in repurchase agreements.

The Georgia Municipal Bond Fund also:

  May not invest more than 25% of its net assets in repurchase agreements; and
  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if GLOBALT believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Government Securities Fund:

  May not change its policy of investing, under normal circumstances, at least 80% of its assets in government securities, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;
  May not invest more than 20% of its net assets in high-quality, money-market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; and
  May not invest more than 25% of its net assets in repurchase agreements.

The Growth Leaders Fund:

  May not invest more than 5% of its total assets in derivative positions;
  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Advisor believes that adverse market or other conditions warrant;
  May not invest more than 25% of its net assets in stocks of foreign issuers, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars; and
  May not invest more than 25% of its net assets in repurchase agreements.

The High Yield Bond Fund:

  May not change its policy of investing, under normal circumstances, at least 80% of its assets in high-yield bonds, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;
  May not invest more than 20% of its net assets in securities rated CCC or lower by Standard and Poor’s or the equivalent;
  May not invest more than 20% of its total assets in common stocks;
  May not invest more than 25% of its net assets in the securities of foreign issuers, although only where they are trading in the U.S. or Canada or on the Eurodollar market and only where trading is denominated in U.S. or Canadian dollars;
  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Advisor believes that adverse market or other conditions warrant; and
  May not invest more than 25% of its net assets in repurchase agreements.

The International Equity Fund:

  May not change its policy of investing, under normal circumstances, at least 80% of its assets in equity securities unless the Fund provides its shareholders with 60 days’ prior written notice of such change;
  May not invest more than 40% of its assets in any one country;
  Must normally be invested in ten or more foreign countries;
  May not invest more than 20% of its total assets in emerging markets;
  Must invest at least 75% of its total assets are invested in securities of non-U.S. issuers;
  May not invest more than 25% of its total assets in companies organized in the United States, and only if they have at least 50% of their assets and/or revenues outside the United States.
  May not invest in convertible or debt securities rated below Baa by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s;
  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Advisor believes that adverse market or other conditions warrant; and
  May not invest more than 25% of its net assets in repurchase agreements.

The Mid Cap Growth Fund:

  May not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;
  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Advisor believes that adverse market or other conditions warrant; and
  May not invest more than 25% of its net assets in repurchase agreements.

The Mid Cap Value Fund also:

  May not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;
  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Steinberg believes that adverse market or other conditions warrant; and
  May not invest more than 25% of its net assets in repurchase agreements.

The Short Maturity Government Fund:

  May not change its policy of investing, under normal circumstances, at least 80% of its assets in U.S. government securities with average lives, at the time of purchase, of three years or less, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;
  May not invest more than 20% of its net assets in high-quality, money market instruments that are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; and
  May not invest more than 25% of its net assets in repurchase agreements.

The Small Company Fund:

  May not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;
  May not invest more than 5% of its total assets in derivative positions;
  May not invest more than 5% of its total assets in debt securities that are rated below “investment grade” (or, if not rated, which the Advisor determines possess similar credit characteristics);
  May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Advisor believes that adverse market or other conditions warrant; and
  May not invest more than 25% of its net assets in repurchase agreements.

The U.S. Treasury Money Market Fund:

  May not change its policy of investing, under normal circumstances, at least 80% of its net assets in U.S. Treasury securities, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;
  May not invest more than 5% of its total assets in derivative positions;
  May not invest more than 10% of its total assets in shares of institutional money market funds, and only if they invest primarily in securities of the U.S. Treasury, U.S. government agencies and instrumentalities and repurchase agreements with respect to such securities; and
  May not invest more than 25% of its net assets in repurchase agreements.

Fundamental and non-fundamental investment policies are considered at the time that portfolio securities are purchased. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Derivative Transactions

General. The Conservative Allocation Fund and the fixed income Funds may (a) purchase and sell exchange traded and over-the-counter (“OTC”) put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

The Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap Growth, Mid Cap Value and Small Company Funds may purchase and sell (a) exchange traded and OTC put and call options on equity securities and indices of equity securities, (b) futures contracts on indices of equity securities, and (c) other securities that replicate the performance of specific “baskets” of stocks.

Each of these Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure.

The Conservative Allocation Fund may engage in the derivatives transactions permitted for the fixed-income Funds with respect to its fixed income investments, and may engage in covered call option writing with respect to its equity securities, but may not otherwise engage in the derivatives transactions permitted for the equity Funds.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund’s turnover rate.

No Fund may purchase or sell derivative instruments if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the total assets of such Fund.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, and indexes of securities prices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities.

Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM’s other customers, potentially resulting in losses to the Fund.

Each Fund will segregate liquid assets in connection with its use of options and futures to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time, even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions also could be impaired.

Swaps. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular “notional amount”. Swaps may involve an interest rate (fixed or floating), a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. A fixed-income Fund may engage in simple or more complex swap transactions involving a wide variety of underlying instruments or rates.

Swaps are credit-intensive products. A Fund that enters into a swap transaction bears the risk of default (i.e., nonpayment) by the other party to the swap. The internal limitation below which deals with counterparty risk is intended to reduce this risk to the extent reasonably practicable, but it cannot eliminate entirely the risk that a counterparty to a swap, or another OTC derivative, will default. Consistent with current market practices, a Fund will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for a net payment upon default. In addition, a Fund’s obligations under an agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total return swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total return swap defaults, a Fund’s risk of loss will consist of the payments that a Fund is contractually entitled to receive from the other party. If there is a default by the other party, a Fund may have contractual remedies under the agreements related to the transaction. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Commodity Pool Operator. The use of derivative instruments is subject to applicable regulations of the Commodity Futures Trading Commission (“CFTC”). The Funds have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation by the CFTC as a commodity pool operator under the CEA.

Asset Coverage for Futures Contracts and Options. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Additional Risk Factors of OTC Transactions. Derivatives traded in OTC markets, including swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.

Exchange-Traded Funds. Exchange-traded funds (“ETF”) represent shares of ownership in mutual funds or unit investment trusts (“UIT”), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value (“NAV”). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

Foreign Currency Transactions. The value of the assets of the International Equity Fund, and the portion of the Conservative Allocation Fund investing in foreign securities, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these Funds may incur costs in connection with conversions between various currencies.

The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by a Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Funds’ portfolio securities or prevent loss if the prices of such securities should decline.

The Conservative Allocation and International Equity Funds may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds’ securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Funds. The Funds’ custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Funds’ total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Funds’ commitments with respect to such contracts. Under normal circumstances, the Funds expect that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

The Funds will experience the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Funds’ net assets on a daily basis, thereby providing an appropriate measure of the Funds’ financial position and changes in financial position.

Foreign Securities. Foreign securities are typically subject to differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards than U.S. securities. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities.

Foreign securities investments may be affected by changes in currency, rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than commissions in the United States. Foreign securities markets may also be less liquid, more volatile and subject to less government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign bank or a foreign branch of a domestic bank.

ADRs and ADSs are traded in U.S. securities markets and represent the securities of foreign issuers. While ADRs and ADSs may not necessarily be denominated in the same currency as the foreign securities they represent, many of the risks associated with foreign securities may also apply to ADRs and ADSs.

The investments the Conservative Allocation and International Equity Fund make in Taiwanese companies are subject to the risks of the continuing hostility between China and Taiwan. In addition, Taiwan’s growth has to a significant degree been export-driven with the U.S. as a key market. Therefore, Taiwan is affected by changes in the U.S. economy and other primary trading partners and by competing export-driven Asian economies. Also, Taiwan, as an island, has very limited natural resources, resulting in dependence on foreign sources particularly for energy.

The Korean government has historically imposed significant restrictions and controls for foreign investors. Under the current regulations, foreign investors are allowed to invest in almost all shares listed on the Korean Stock Exchange. From time to time, many of the securities trade among non-Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the exchange in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in Korea. These transactions typically occur at a premium over prices on the exchange. Investment in Korean companies subjects to the Conservative Allocation and International Equity Funds the risks of political, economic or social instability in Korea, and changes in Korean law or regulations. In addition, there is the possibility of the imposition of currency-exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions. Korea is also subject to political instability and/or military conflict. The Funds are not expected to be subject to any Korean income taxes other than Korean withholding taxes. However, there may be changes in the treaty provisions, which may cause significant additional withholding or other taxes to apply to the Funds.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the certain conditions. FIIs have to apply for registration to the Securities and Exchange Board of India and to the Reserve Bank of India for permission to trade in Indian securities. The Sentinel International Equity Fund and the Sentinel Conservative Allocation Fund have registered to trade in India. FIIs are required to observe certain investment restrictions, including ownership ceilings on the total issued share capital of any one company. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriatable, subject to payment of applicable Indian taxes. However, there can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to FIIs in such a way that may adversely affect the ability of the Fund to repatriate its income and capital.

The Conservative Allocation and International Equity Funds may invest in the stock of “passive foreign investment companies” (“PFICs”) in accordance with their investment objectives, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any “excess distribution” (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest charge, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Fund’s Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. In such a case, these gains will be treated as ordinary income.

Illiquid and Restricted Securities. Each of the Conservative Allocation, High Yield Bond and Mid Cap Value Fund may invest in illiquid and restricted securities with up to 15% of its net assets. In addition, the small- and mid-capitalization companies in which the Mid Cap Growth, Mid Cap Value and Small Company Funds invest and the municipal securities in which the Georgia Municipal Bond Fund invests may become illiquid. The Balanced Fund may not invest in illiquid securities, except Rule 144A securities that are deemed liquid. In promulgating Rule 144A under the Securities Act of 1933 (“Securities Act”), the SEC stated that although the ultimate responsibility for liquidity determinations rests with a fund’s board of directors, the board may delegate the day-to-day function of determining liquidity to the investment advisor provided the board retains sufficient oversight. The Board will consider the adoption of policies and procedures for the Balanced, Conservative Allocation and High Yield Bond Funds for the purpose of determining whether Rule 144A Securities and, for the Conservative Allocation and High Yield Bond Funds, corporate loans, in which such Fund proposes to invest are liquid or illiquid and will consider guidelines under these policies and procedures pursuant to which the Advisor will make these determinations on an ongoing basis. In making these determinations, consideration will be given to, among other things, the frequency of trades and quotes for the investment, the number of dealers willing to sell the investment and the number of potential purchasers, dealer undertakings to make a market in the investment, the nature of the investment, the time needed to dispose of the investment, the method of soliciting offers, and the mechanics of transfer. The Board will review periodically purchases and sales of Rule 144A Securities by the Balanced, Conservative Allocation and High Yield Bond Funds, and corporate loans by the Conservative Allocation Fund and the High Yield Bond Fund.

To the extent that liquid Rule 144A Securities or corporate loans or other securities in which the Funds invest become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the Advisor, under the supervision of the Board, will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. If institutional trading in restricted securities were to decline to limited levels, the liquidity of these Funds could be adversely affected.

If an investment becomes illiquid, the affected Fund’s Advisor will determine the best course of action to permit the Fund to realize maximum value, which could include, among other possibilities, continuing to hold or seeking a private sale.

Initial Public Offerings. From time to time, the Advisor or Steinberg may invest for a client in securities being offered in an initial or secondary public offering (“IPO”), if the Advisor or Steinberg believes the investment is appropriate and desirable for that client. In making this judgment, the Advisor or Steinberg may consider, among other things, the client’s investment objectives, restrictions and tax circumstances; the client’s tolerance for risk and high portfolio turnover; the nature, size and investment merits of the IPO; the size of the client’s account, cash availability, other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the Advisor or Steinberg contemplates holding the investment for the client’s account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The Advisor or Steinberg also may consider the number and nature of the account’s past participation in IPOs and any indicators of the client’s contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the Advisor or Steinberg may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made may be in amounts that are not equal or proportionate to the participating account’s asset size. The Advisor or Steinberg may make different investment decisions for different clients about the same IPO.

A Fund or other client’s access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account’s total return, but the same level of performance is not likely to be achieved when an account grows larger.

“Hot issues” are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for “hot issues” exceeds the supply, and the amount of any “hot issue” IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer “hot issues” on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm.

Lower-Quality Securities. The High Yield Bond Fund may invest without limitation, the Conservative Allocation Fund may invest up to 35% of its assets, and the fixed income portion of the Balanced Fund may invest up to 20% of its total assets, in debt securities which are rated below “investment grade”, i.e., lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or which, in the Advisor’s judgment, possess similar credit characteristics. See Appendix A - “Description of Bond Ratings” for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor’s or Moody’s as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor’s and Moody’s to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. For Funds other than the Conservative Allocation Fund and the High Yield Bond Fund, investments in such securities will be made only when, in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, insurance companies and special purpose entities (collectively, “private lenders”). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities, which are typically issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets that in turn, may be affected by a variety of economic and other factors. As a result, the yield on any mortgage-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Z-tranches (or Z bonds), also known as Accretion-Directed Bonds or Accrual Bonds, are classes of CMOs that pay no interest for an extended period of time. In lieu of monthly interest payments, a Z-tranche is credited the monthly “accrued interest” in the form of accreted principal value or negative amortization. During the accrual period, the principal amount outstanding of the Z-tranche increases at a fixed compounding interest rate eliminating reinvestment risk should interest rates decline. Z-tranches are typically structured to be the last cash-flow tranche of a CMO structure possessing average life of 18 to 22 years, although some may be structured to carry intermediate average lives. After the earlier tranches of the CMO structure have been retired, the Z-tranche starts to receive cash payments that include both principal and interest on a monthly basis. Z-bonds are generally considered long-duration assets whose prices can fluctuate significantly with changes in interest rates.

Municipal Bond Insurance. Certain of the municipal obligations held in the portfolio of the Georgia Municipal Bond Fund may be insured. Different types of such insurance include a “New Issue Insurance Policy”, a “Mutual Fund Insurance Policy” or a “Secondary Market Insurance Policy”.

A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund’s portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Georgia Municipal Bond Fund for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund’s current yield.

A Secondary Market Insurance Policy is purchased by an investor subsequent to a security’s issuance and generally insures a particular security for the remainder of its term. The Georgia Municipal Bond Fund may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

Non-Diversified Fund. The Georgia Municipal Bond, Growth Leaders and Mid Cap Value Funds are each non-diversified under the 1940 Act. Therefore, the Fund could invest all of its assets in securities of a single issuer. However, the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of the Fund’s total assets and not more than 10% of the issuer’s outstanding voting securities. Those issues which represent more than 5% of the Fund’s total assets must be limited in the aggregate to 50% of the Fund’s total assets, provided, however, that no more than 25% of the Fund’s total assets may be invested in any one issuer or in qualified publicly-traded partnerships. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will have a greater effect on the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

Real Estate Investment Trusts. The Small Company Fund may invest in real estate investment trusts (“REIT”). REITs are entities that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate. There are basically three types of REITs: (a) equity REITS, the most common type of REIT, invest in or own real estate and make money for investors from the rents they collect; (b) mortgage REITs lend money to owners and developers or invest in financial instruments secured by mortgages on real estate; and (c) hybrid REITS are a combination of equity and mortgage REITs. The Internal Revenue Code of 1986, as amended (“Code”) lists the conditions a company must meet to qualify as a REIT. For example, the company must pay 90% of its taxable income to shareholders every year. It must also invest at least 75% of its total assets in real estate-related assets, cash items and government securities and generate 75% or more of its gross income from investments in or mortgages on real property.

Repurchase Agreements. Each of the Funds, except the Georgia Municipal Bond Fund, to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. Government Securities”) and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor or Steinberg will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

Sector Concentration. From time to time, a Fund may invest substantially in a particular sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Consumer Cyclicals. Companies in this sector are subject to changing levels of consumer confidence and spending, changes in demographics and consumer tastes, and interest rate levels.

Consumer Staples. This sector is subject to government regulations regarding food additives and production methods. In addition, tobacco companies may be adversely affected legislation and/or by litigation. Also, the success of food and soft drink may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

Energy. The securities of energy companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.

Financials. Companies in the financial sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

Healthcare. Companies in the healthcare sector are subject to patent considerations, regulatory approval of products and other government regulation, and rapid obsolescence of their products and services.

Industrial. Companies in the industrial sector are affected by supply and demand for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions will affect the performance of these companies. Transportation stocks, in particular, are cyclical and have occasional sharp price movements from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials. Companies in the materials sector may be affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. Other risks may include liability for environmental damage, depletion of resources, and safety and pollution control laws. This sector may also be affected by capital spending, profitability, interest rates, economic cycles, technology advancements, labor relations, and government regulations.

Technology. The value of companies in the technology sector is subject to rapidly changing technology, government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. Smaller companies in this sector face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the general stock market. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings.

Utilities. Utility companies are at risk for increases in fuel and other operating costs; the cost of borrowing to finance capital construction; restrictions on operations, costs and delays in connection with environmental and nuclear safety regulations; and problems obtaining natural gas for resale or fuel for generating electricity. Other risks include those related to the power plants construction and operation; energy conservation efforts and regulatory changes.

Securities Lending Program. In a securities lending program, Funds may lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. Typically, the criteria include that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent pays to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will generally consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower.

The Fund retains the authority to terminate a securities loan. The Fund pays reasonable administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund receives from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan (“substitute payments”). Substitute payments are not to be treated as either dividends or interest received with respect to the underlying securities lent for federal income tax purposes. The Fund retains certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund’s best interest. The cash collateral received from each borrower will be invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent or the Fund’s custodian, subject to compliance with all applicable laws, regulations and orders.

Short-Hold Trading Strategy. The Conservative Allocation Fund and High-Yield Bond Fund each may have the opportunity to participate in the primary market for new fixed-income issues offered by issuers and/or underwriters at prices the Fund’s manager(s) deem(s) favorable, based on factors such as the supply of bonds in the marketplace and economic conditions. When one of the Funds receives less than an optimal allocation in such new issues or when it is otherwise in the Fund’s bests interests, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund’s purchased allocation to third-party interested purchasers at a higher price, depending on market conditions. Because these Funds are “at risk” for the purchased amount of these new issues, they may experience losses on these trades.

State-Specific Investments. The Georgia Municipal Bond Fund is particularly sensitive to changes in the economic conditions and governmental policies of the State of Georgia. Georgia generally issues long-term debt obligations in the form of general obligation debt or guaranteed revenue debt. Georgia may also guarantee revenue obligations issued by an instrumentality of Georgia. Nearly all of this debt must be confirmed in a judicial proceeding prior to issuance. The Georgia Constitution prohibits any general obligation debt or certain guaranteed revenue debt if the highest aggregate annual debt service requirement for the then-current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceeds 10% of the total revenue receipts, less refunds, of the Georgia Treasury in the fiscal year immediately preceding the year in which the debt is to be incurred.

The Georgia Constitution also permits public debt to meet a temporary deficit in the Treasury in any fiscal year created by a delay in collecting the taxes of that year, which may not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the Treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. Such debt may not be incurred if there is outstanding debt from a previous fiscal year incurred for the same reason.

The Georgia State Road and Tollway Authority, which owns, operates and finances road and mass transit improvements, may also incur debt secured by a pledge of state motor fuel taxes and federal highway reimbursements.

Georgia’s fiscal year ends June 30. Treasury receipts for the fiscal year 2005 showed an increase of 8.1% over collections for the similar period in the previous fiscal year. According to the State of Georgia Comprehensive Annual Financial Report for fiscal year 2005, income tax receipts and sales tax receipts of the State for fiscal year 2005 comprised approximately 52.8% and 35.8%, respectively, of the total State tax revenues.

The unemployment rate of the civilian labor force in the State for fiscal year 2005 was 5.3% according to data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area, comprised of Georgia and its five bordering states and which accounts for approximately 50% of the population, has an average unemployment rate of 5.2% for fiscal year 2005. In descending order, trade, transportation and utilities, government, professional and business services, manufacturing, and education and health services comprise the largest sources of employment within the State. Moody’s, S&P’s and Fitch have given outstanding Georgia debt ratings of ‘‘Aaa’’, ‘‘AAA’’ and ‘‘AAA’’, respectively, which reflects ratings of Georgia and not the Fund or its portfolio.

Tax-Exempt Obligations. The Georgia Municipal Bond Fund may invest in municipal obligations that constitute “private activity bonds” under the Code, which may subject certain investors to a federal alternative minimum tax (“AMT”). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Georgia Municipal Bond Fund provided that the interest paid thereon qualifies as exempt from federal income taxes and Georgia personal income taxes.

Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Georgia Municipal Bond Fund may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.

The Georgia Municipal Bond Fund may invest up to 20% of its assets in municipal securities that do not generate income exempt from federal and Georgia state income taxes. The Fund may also invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if GLOBALT believes that adverse market or other conditions warrant. This is to attempt to protect the Fund’s assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

U.S. Government Securities. U.S. Government Securities are issued by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, such as Treasury bills, notes, and bonds; the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and the Student Loan Marketing Association, the Inter-American Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. Although the U.S. government provides various types of financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and not all U.S. Government Securities are guaranteed or backed by the full faith and credit of the U.S. government. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the market value of such securities will fluctuate.

Variable or Floating Rate Notes. The Georgia Municipal Bond Fund may invest in variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days’ notice. The Georgia Municipal Bond Fund will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in GLOBALT’S opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds’ quality standards.

In addition, GLOBALT will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note’s demand feature or resell the note at any time to a third party. If a significant portion of a Fund’s assets were invested in notes of a single issuer, however, the issuer’s ability to meet the demand feature could affect that Fund’s liquidity. Included in the variable and floating rate demand instruments that the Georgia Municipal Bond Fund may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is excludable from gross income for federal income tax purposes and Georgia personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

When Issued Purchases. The Conservative Allocation, Georgia Municipal Bond, Government Securities, High Yield Bond and Short Maturity Government Funds and the bond portion of the Balanced Fund may purchase bonds on a when issued or delayed-delivery basis. Delivery of and payment for these bonds could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for these bonds. However, when a Fund makes a commitment to purchase the bonds, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the bonds, but may sell those bonds before settlement date if the Advisor believes that would benefit shareholders. When a Fund purchases bonds on a when issued or delayed-delivery basis, it will provide its custodian with enough cash or short-term investments to pay the purchase price of these bonds upon delivery. This policy ensures that when issued or delayed-delivery purchases will not be used as a form of borrowing to make investments.

MANAGEMENT OF THE FUNDS

The officers of the Company run the day-to-day operations of the Funds under the supervision of the Board, which consist of the same eleven individuals (“Directors”). The Advisor, under agreements with the Company, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services of GLOBALT, with respect to the Georgia Municipal Bond Fund, and Steinberg, with respect to the Mid Cap Value Fund.

During the fiscal year ended November 30, 2006, the Audit, Compliance and Pricing Committee (“Audit Committee”) of the Board, which is each comprised of four Directors who are not deemed “interested persons”, as defined in the 1940 Act (“Independent Directors”), held six meetings. The Audit Committee reviews reports by management and the independent auditor relating to the integrity of the Funds’ financial reporting process and their internal controls, and, as appropriate, the internal controls of certain service companies; is directly responsible for the appointment, compensation, retention and oversight of the Funds’ independent auditor; oversees the quality, clarity and objectivity of the Funds’ financial statements and the independent audit thereof; provides an avenue of communication among the Board, management, and the independent auditor; acts as a liaison between the Board and the Chief Compliance Officer of the Funds (“CCO”), and monitors the performance by the CCO of the CCO’s responsibilities under the procedures approved by the Board pursuant to Rule 38a-1 under the 1940 Act; oversees the procedures utilized for the valuation of portfolio securities owned by the Funds; and oversees the conflicts review process. The Board has adopted a written charter for the Audit Committee of the Board.

The Governance, Contracts and Nominating Committee (“Governance Committee”) of the Board held four meetings during the fiscal year ended November 30, 2006. With respect to governance matters, the Governance Committee reviews board governance practices and procedures, board committee assignments and responsibilities, director compensation and director self-assessment. With respect to nominations of independent directors, the Governance Committee reviews the composition of the Board, considers nominations for independent director membership on the Board and evaluates candidates’ qualifications for Board membership and their independence from the Funds’ investment advisors and other principal service providers. When considering nominations, the Committee may consider referrals from a variety of sources, including current directors, management of the Funds, the Funds’ legal counsel and shareholders who submit nominations in accordance with any procedures specified in the Funds’ communications to shareholders.

In its evaluation of potential nominees, the Governance Committee may consider such factors as it deems appropriate, including the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, the specific financial, technical or other expertise possessed by the person and the person’s reputation for high ethical standards and personal and professional integrity. Independent director nominee recommendations from shareholders should be sent to the Secretary of the Company. With respect to contract matters, the Governance Committee requests information regarding, and evaluates the terms of, the advisory agreements, administrative services agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the Funds; monitors the performance of advisors to the Funds, the distributor, and the administrative services providers.

Biographical Information. The Independent Directors are listed below together with information regarding their age, address and business experience during the past five years. Each of the Directors oversees all of the funds that make up Sentinel Group Funds, Inc. Each Director serves until his or her successor is elected and qualified, until the next regular meeting of the Board after such Director attains the age of 72 or until his or her death, resignation, or removal as provided in the Funds’ governing documents or by statute.

	Position and Length	Principal Occupation(s) During Past	Public
Name, Address, Age	of Time Served	Five Years	Directorships
John D. Feerick (70)	Director, since 1984	Fordham University School of Law –	Wyeth
140 West 62nd Street		Professor of Law since 1982; Dean,	(a pharmaceutical
New York, NY 10023		from 1982 to 2002; NYS Commission	company) –
		on Judicial Elections, since 2003;	Director, since 1987;
		Special Master of Family	Group Health
		Homelessness in NYC – from 2003	Incorporated -
		to 2005; Judicial Referee on School	Director, since 1999;
		Funding – 2004 to 2005; American	American Irish
		Arbitration Association, past	Historical Society
		Chairman of the Board	(Executive
Committee), since
2002; Archdiocese of
New York (Charter
Committee since
2002 and
Realignment
Committee since
2005)

Keniston P. Merrill (70)	Director, since 1987;	Retired – Formerly Advisor Chair and	Mary Hitchcock
National Life Drive	Chair, 1990-1997	Chief Executive Officer	Memorial Hospital –
Montpelier, VT 05604			Trustee, 1995 – 2005;
Dartmouth Hitchcock
Alliance – Trustee,
1995 – 2005

Deborah G. Miller (57)	Director, since 1995	Enterprise Catalyst Group (a	Libby Glass –
National Life Drive		management consulting firm ) - Chief	Director, since 2003;
Montpelier, VT 05604		Executive Officer, since 2003;	Wittenberg
		Ascendent Systems (a voice and	University – Director
		messaging systems company) - Chief	since 1998
Executive Officer, from 2005 until
2007; iCEO LLC (an employment
agency ) – Chief Executive Officer
2000 to 2003

John Raisian, Ph.D. (57)	Director, since 1996	Hoover Institution at Stanford
Hoover Institution		University – Economist, since 1986
Stanford University
Serra and Galvez Streets
Stanford, CA 94305-6010

Nancy L. Rose (48)	Director, since 2003	Massachusetts Institute of Technology	CRA International,
National Life Drive		– Professor of Economics, since 1985;	Inc. (a consulting
Montpelier, VT 05604		National Bureau of Economic	firm) – Director,
		Research – Director of Industrial	since 2004
Organization Research Program, since
1990

	Position and Length	Principal Occupation(s) During Past	Public
Name, Address, Age	of Time Served	Five Years	Directorships
Richard H. Showalter (59)	Director, since 2003;	Dartmouth-Hitchcock Alliance and
National Life Drive	Lead Independent	Mary Hitchcock Memorial Hospital –
Montpelier, VT 05604	Director since 2005	Senior Vice President and Chief
Financial Officer, since 1985;
Dartmouth-Hitchcock Clinic – Senior
Vice President and Chief Financial
Officer, since 1999; Dartmouth-
Hitchcock Medical Center –
Treasurer, since 1995

Susan M. Sterne (61)	Director, since 1990;	Economic Analysis Associates, Inc. –
5 Glen Court	Audit, Compliance	President, since 1979
Greenwich, CT 06830	and Pricing
Committee Chair,
since 2007

Angela E. Vallot (50)	Director, since 1996;	Vallot Consultants – President, since
370 Riverside Drive, Apt. 15E	Governance,	2004; Colgate-Palmolive Company (a
New York, NY 10025	Contracts &	consumer products company ) – Vice
	Nominating	President - 2001 to 2003; Texaco,
	Committee Chair,	Inc. (an integrated energy company )
	since 2004	– Director of Diversity, 1997 to 2001

	Position and Length	Principal Occupation(s) During Past	Public
Name, Address, Age	of Time Served	Five Years	Directorships
Christian W. Thwaites (49)	President, Chief	Advisor - President & Chief Executive	None
National Life Drive	Executive Officer	Officer, since 2005; National Life -
Montpelier, VT 05604	and Director, since	Executive Vice President, since 2005;
	2005	Sentinel Variable Products Trust -
President and Chief Executive Officer,
since 2005; Sentinel Financial Services
Company (“SFSC”) – Chief Executive
Officer since 2005, President 2005 to 2006;
Sentinel Administrative Services, Inc.
(“SASI”) – President & Chief Executive
Officer since 2005; Sentinel Advisors
Company (“SAC”) and Sentinel
Administrative Services Company
(“SASC”) – President & Chief Executive
Officer 2005 to 2006; Skandia Global
Funds - Chief Executive Officer, 1996 to
2004

Thomas P. Malone (51)	Vice President and	SASI– Vice President, since 2006; Sentinel	N/A
National Life Drive	Treasurer, since	Variable Products Trust – Vice President
Montpelier, VT 05604	1997; Assistant	and Treasurer, since 2000; SASC – Vice
	Vice President,	President 1998 to 2006
1990 to 1997

John K. Landy (47)	Vice President,	SASI- Senior Vice President, since 2006;	N/A
National Life Drive	since 2002	Sentinel Variable Products Trust – Vice
Montpelier, Vermont 05604		President, since 2004; SASC – Senior Vice
President 2004 to 2006; Vice President,
1997 to 2004

Scott G. Wheeler (41)	Assistant Vice	SASI - Assistant Vice President, since	N/A
National Life Drive	President and	2006; Sentinel Variable Products Trust -
Montpelier, Vermont 05604	Assistant	Assistant Vice President and Assistant
	Treasurer, since	Treasurer, since 2004; SASC – Assistant
	1998	Vice President 1998 to 2006

Kerry A. Jung (33)	Secretary, since	National Life – Senior Counsel, since 2005;	N/A
National Life Drive	2005	Sentinel Variable Products Trust -
Montpelier, VT 05604		Secretary, since 2005; ESI; Advisor; SFSC
– Counsel, since 2005; SASI – Counsel,
since 2006; SASC – Counsel, 2005 to 2006;
Strong Financial Corporation - Managing
Counsel, 2004-2005; Associate Counsel,
2000 to 2004

	Position and Length	Principal Occupation(s) During Past	Public
Name, Address, Age	of Time Served	Five Years	Directorships
D. Russell Morgan (51)	Chief Compliance	Advisor; National Variable Annuity	N/A
National Life Drive	Officer, since	Account II; National Variable Life
Montpelier, Vermont 05604	2004; Secretary,	Insurance Account – Chief Compliance
	1988-2004	Officer, since 2004; Sentinel Variable
Products Trust – Chief Compliance Officer,
since 2004; Secretary, 2000-2005; National
Life – Assistant General Counsel, 2001 to
2005; Senior Counsel, 2000 to 2001; ESI –
Counsel, 1986 to 2005; Advisor, SFSC,
SASC – Counsel, 1993 to 2005

Mr. MacLeay is an interested person of the Funds because he is also Chairman, President and Chief Executive Officer of the National Life Holding Company. Mr. Thwaites is an interested person of the Funds he is also President and Chief Executive Officer of the Advisor and SASI. The officers and Directors of the Company who are employees of National Life or its subsidiaries do not receive any compensation from the Funds. Each Director who is not an affiliate of the Advisor is paid an annual fee of $20,500 plus $2,450 for each meeting attended. Effective August 23, 2006, the Lead Independent Director is paid an additional $16,000 annual fee. Between December 8, 2005 and August 23, 2006, this additional fee was $12,000. Each member of the Audit Committee and Governance Committee is also paid $2,000 for each in-person and $500 for each telephone Committee meeting attended, and the chair of each Committee is paid an annual fee of $6,000. Directors are also reimbursed for travel and other out-of-pocket expenses incurred in connection with attending such meetings. The aggregate amount paid, including expense reimbursements, by the Funds during the fiscal year ended November 30, 2006 to the officers and Directors as a group was $599,459.

The following table sets forth for the fiscal year ended November 30, 2006 compensation paid by the Company to the Independent Directors and the Chief Compliance Officer of the Funds:

		Pension or
		Retirement
		Benefits
	Aggregate	Accrued as	Total
	Compensation	Part of Fund	Compensation
Name	From Company	Expense	from Company
John D. Feerick	$43,700	None	$43,700
Richard I. Johannesen[1]	50,700	None	50,700
Keniston P. Merrill	43,200	None	43,200
Deborah G. Miller[2]	43,200	None	43,200
D. Russell Morgan[3]	126,008	$23,156	149,164
John Raisian[2]	43,200	None	43,200
Nancy L. Rose[2]	44,700	None	44,700
Richard H. Showalter, Jr.[2]	56,700	None	56,700
Susan M. Sterne	44,700	None	44,700
Angela E. Vallot[1,2]	49,200	None	49,200

1     Mr. Johannesen was Chair of the Audit Committee, and Ms. Vallot is Chair of the Governance Committee. Mr. Johannesen retired as of March 15, 2007 and Ms. Sterne was appointed Chair of the Audit Committee.

2     As of November 30, 2006, the total amount of deferred compensation (including interest) payable to or accrued for Ms. Miller is $136,559, for Mr. Raisian is $47,649, for Ms. Rose is $23,394, for Mr. Showalter is $106,961, and for Ms. Vallot is $188,503.

3 Mr. Morgan was also reimbursed out-of-pocket business expenses.

Share Ownership. Information relating to each Director’s share ownership in the Funds as of December 31, 2006 is set forth in the chart below. The dollar ranges are as follows:

A.	None
B.	$1 to $10,000
C.	$10,001 to $50,000
D.	$50,001 to $100,000
E.	Over $100,000

For purposes of the chart below, the Funds are designated as follows

BL	–	Balanced Fund	IE	–	International Equity Fund
CG	–	Capital Growth Fund	MC	–	Mid Cap Growth Fund
CM	–	Conservative Allocation Fund	MM	–	U.S. Treasury Money Market Fund
CS	–	Common Stock Fund	MV	–	Mid Cap Value Fund
GE	–	Georgia Municipal Bond	SC	–	Small Company Fund
GL	–	Growth Leaders Fund	SM	–	Short Maturity Government Fund
GS	–	Government Securities Fund
HY	–	High Yield Bond Fund

Name	Fund		All Funds
Interested Directors:

Thomas H. MacLeay[1,2]	CS-E	MC-E	E
	GS-E	SC-E
IE-E

Christian W. Thwaites[1,2]	CS-E	IE-D	E
	GL-C	MC-C
	GS-D	SC-C

Independent Directors:

John D. Feerick	CS-D	MC-C	E
	IE-E	SC-E

Richard I. Johannesen, Jr.[3]	MM-C	SM-C	C

Keniston P. Merrill	MM-E		E

Deborah G. Miller[2]	HY-B	SC-D	E
MC-D

John Raisian	CS-C	MC-B	C
	HY-B	SC-C
IE-B

Nancy L. Rose	BL-B	IE-B	C
	CS-B	MC-B
	HY-B	SM-B

Richard H. Showalter[2]	CS-C	IE-C	D
	GS-C	MC-C
	HY-B	SC-C

Susan M. Sterne	CS-C		C

Name	Fund		All Funds
Angela E. Vallot[2]	BL-B	HY-B	E
	CG-C	IE-D
	GL-C	MC-C
	CS-C	SC-D
GS-C

1 Mr. MacLeay and Mr. Thwaites had indirect ownership positions in the listed Funds through National Life’s 401(k) plan. These positions were included when calculating the dollar ranges shown.
[2] These Directors indirectly invested in the Funds through a deferred compensation plan, which is included in the above.
3 Mr. Johannesen retired as of March 15, 2007.

Codes of Ethics. The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that covers the Funds, and the Advisor and the Distributor have also each adopted a Code of Ethics under Rule 17j-1. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds.

PORTFOLIO MANAGERS

Portfolio Manager Compensation.
Advisor. All portfolio managers are compensated by a combination of fixed salaries and incentive compensation and, in certain circumstances, the portfolio managers may be guaranteed a minimum level of combined compensation. The fixed salary portion of compensation is generally based on comparative investment management industry data. Portfolio managers who manage more than one fund and/or also manage accounts for National Life and its affiliates have a pro rata share of their salaries based on the amount of assets managed for each area and each type of investment or fund. The determination of these allocations is in the best judgment of and at the discretion of the Advisor’s chief executive officer. Incentive compensation can be a significant portion of total compensation. Incentive compensation with respect to the management of the Funds is primarily based on pre-tax investment performance relative to Morningstar ratings and rankings. Relative results for the most recent 1-, 3- and 5-year periods are taken into account, with 25% based on the 1-year relative performance, 50% based on the 3-year relative performance, and 25% based on the 5-year relative performance. No incentive compensation is paid for performance below a 50% Morningstar percentile ranking. Because Mr. Kandel and Ms. Schapiro recently began managing their respective Funds, their performance compensation is allocated as follows until a 5-year performance record is established: 100% based on the 1-year relative performance in year one; 50% on the 1-year and 50% on the 2-year relative performance in year two; 25% on the 1-year relative performance, 50% on the 2-year relative performance and 25% on the 3-year relative performance in year three; and 25% on the 1-year relative performance, 50% on the 3-year relative performance and 25% on the 4-year relative performance in year four. Portfolio managers who also manage accounts for National Life and its affiliates are also eligible to receive incentive compensation based on the performance of those accounts as compared to specific fixed-income benchmarks.

A portion of the incentive compensation for each of the portfolio managers is deferred and invested in one or more publicly available Sentinel funds. In addition, for all portfolio managers, the Advisor and/or an affiliate contributes an amount equal to 20% of the aggregate amount of all incentive compensation for a particular year to a discretionary award pool. Payments from this pool are determined by the chief executive officers of the Advisor and National Life based on overall results for National Life and its affiliates, an evaluation of individual performance, and other factors they determine. Mr. Kandel and Ms. Schapiro also receive as additional compensation a portion of the advisory fees earned by the Advisor on the Mid Cap Growth Fund or International Equity Fund, respectively, for a limited period of time. Portfolio managers also participate in benefit plans and programs available generally to all employees of National Life and its affiliates. These include health, life and disability insurance, and a defined benefit pension plan.

GLOBALT. GLOBALT compensates each portfolio manager of the Georgia Municipal Bond Fund for his or her management of the Fund. Ms. Busby and Messrs. Paulette and Fullman may receive a discretionary bonus of up to 10% of their regular salary. The discretionary bonus is based upon the pre-tax performance of the Fund over a calendar year.

With respect to the separate accounts managed by GLOBALT, GLOBALT may compensate Ms. Busby and Messrs. Paulette and Fullman with a discretionary bonus in addition to their regular salaries. This discretionary bonus is based upon the performance of the portfolio managers’ separately-managed accounts.

Portfolio managers also participate in benefit and retirement plans and programs available generally to all employees of GLOBALT and its affiliates.

Steinberg. Steinberg compensates each portfolio manager for his or her management of the Mid Cap Value Fund with salary and a discretionary bonus. The portfolio managers’ compensation is partly determined by the amount of assets managed by Steinberg, Fund and account pre-tax absolute and relative performance, (depending on account mandate), as well as client service and team work.

Portfolio managers also participate in benefit and retirement plans and programs available generally to all employees of Steinberg and its affiliates.

Portfolio Managers’ Fund Ownership. For each Fund other than the U.S. Treasury Money Market Fund, the following table shows the dollar range of shares owned beneficially and of record by the person(s) who are primarily responsible for the day-to-day management of the Fund (each a “portfolio manager”), including investments by their immediate family members, as of November 30, 2006.

A.	None
B.	$1 to $10,000
C.	$10,001 to $50,000
D.	$50,001 to $100,000
E.	$100,001 to $500,000
F.	$500,001 to $1,000,000
G.	Over $1,000,000

Aggregate Dollar
Range of Equity in
Portfolio Manager	Fund(s) Managed	the Fund
Elizabeth R. Bramwell	Capital Growth Fund	G
	Growth Leaders Fund	F

David M. Brownlee	Balanced Fund	A
	Conservative Allocation Fund	A
	Government Securities Fund	C
	Short Maturity Government Fund	B

Megan L. Busby	Georgia Municipal Bond Fund	A1

Gary E. Fullman	Georgia Municipal Bond Fund	A1

Daniel E. Gass	Conservative Allocation Fund	A
	High Yield Bond Fund	C

Paul Kandel	Mid Cap Growth Fund	E

Daniel J. Manion	Balanced Fund	A
	Common Stock Fund	E
	Conservative Allocation Fund	A

Aggregate Dollar
Range of Equity in
Portfolio Manager	Fund(s) Managed	the Fund
Gregory E. Paulette	Georgia Municipal Bond Fund	A1

Betsy Pecor	Small Company Fund	C

Katherine Schapiro	Conservative Allocation Fund	A
	International Equity Fund	E

Michael A. Steinberg	Mid Cap Value Fund	A1

Charles C. Schwartz	Small Company Fund	C

1     Reflects ownership in the predecessor fund as of October 31, 2006.

Portfolio Management Conflicts of Interest. In addition to managing the assets of one or more Funds, each portfolio manager may have responsibility for managing other client accounts of the Advisor. The manner in which the portfolio manager’s incentive compensation is weighted among the accounts managed may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her incentive compensation. The tables below show, for the portfolio manager(s) of each Fund other than the U.S. Treasury Money Market Fund, the number and asset size of the following types of accounts that he or she manages (if any): (1) SEC registered investment companies (or series thereof) other than the Company and (2) other accounts (e.g., accounts managed for individuals or organizations). The tables also show the number of performance based fee accounts for each category, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. Information is provided as of November 30, 2006. No portfolio manager managed pooled investment vehicles that are not registered investment companies.

Portfolio Managers’ Management of Registered Investment
Companies/Series Other Than the Funds

			Number of	Total Assets of
			Companies/	Companies/
	Number of		Series with	Series with
	Companies/		Performance-	Performance-
Portfolio Manager	Series	Total Assets	Based Fee	Based Fee
David M. Brownlee	2	$30.9 million	None	None
Paul Kandel	1	$25.2 million	None	None
Daniel J. Manion	2	$92.9 million	None	None
Betsy Pecor	1	$60.4 million	None	None
Charles C. Schwartz	1	$60.4 million	None	None

Portfolio Managers’ Management of Accounts
That Are Not Pooled Investment Vehicles

			Number of	Total Assets of
			Accounts with	Accounts with
	Number of		Performance-	Performance-
Portfolio Manager	Accounts	Total Assets	Based Fee	Based Fee
Elizabeth R. Bramwell	3	$25.2 million	None	None
David M. Brownlee	5	$3.4377 billion	None	None

			Number of	Total Assets of
			Accounts with	Accounts with
	Number of		Performance-	Performance-
Portfolio Manager	Accounts	Total Assets	Based Fee	Based Fee
Daniel E. Gass	2	$321.8 million	None	None
Paul Kandel	1	$13.5 million	None	None
Daniel J. Manion	2	$62.1 million	None	None
Betsy Pecor	1	$13.4 million	None	None
Charles C. Schwartz	1	$13.4 million	None	None

Conflicts of Interest. The Advisor is an indirect wholly owned subsidiary of National Life Holding Company. National Life, also an indirect wholly owned subsidiary of the National Life Holding Company, is in the business of marketing life insurance and annuity policies to the public. In the course of its business National Life maintains substantial investment portfolios for its own account, primarily in domestic fixed-income securities. Real, potential or apparent conflicts of interest may arise where the same investment opportunities are appropriate for a National Life portfolio or for the portfolios of other clients.

For the Advisor, GLOBALT and Steinberg, conflicts of interest may arise particularly in cases where the same portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Fund and/or other account. The Advisor has established procedures under which, when the Advisor recommends to a Fund the purchase of an issue that it may also recommend for other clients or for the portfolios of its affiliates, investment opportunities are allocated by a means which is fair. Generally investment opportunities are allocated to different investors for which a given investment opportunity is suitable on a pro rata basis. However, the allocation may be changed from pro rata where a good reason to do so exists, such as that the pro rata allocation would result in such small allocations to a particular investor that it is not cost effective or meaningful. For fixed-income investments, allocations are normally in proportion to cash available for investment in a particular opportunity, but an opportunity judged to be more suitable to a particular account than others may be allocated to such account. Over time the Advisor seeks to ensure that no Fund or other account is favored over others. GLOBALT and Steinberg have established policies and procedures designed to ensure that the purchase and sale of securities among all accounts they manage are fairly and equitably allocated.

PRINCIPAL SHAREHOLDERS

As of February 28, 2007, the Company’s Directors and officers as a group owned less than 1% of the outstanding shares of each Fund. As of February 2007, none of the Independent Directors nor any of their immediate family members owned beneficially or of record any securities in the Advisor, SFSC or any of their affiliates.

In addition, as of February 28, 2007, the National Life Holding Company and its subsidiaries, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for Life Insurance Company of the Southwest, whose address is 1300 West Mockingbird Lane, Dallas, Texas 75247, owned of record and beneficially the following shares in each Fund.

	Number of	Percent of
Fund/Class	Shares	Outstanding
Balanced Fund
Class A	237,521.068	1.7
Class B	604,595.700	47.3
Capital Growth
Class C	7,764.397	44.0
Common Stock Fund
Class A	1,118,889.239	0.3
Class B	0.459	0.0
Government Securities Fund
Class A	177,194.995	0.8

	Number of	Percent of
Fund/Class	Shares	Outstanding
Class C	10,040.161	7.3
Growth Leaders
Class C	4,576.629	9.2
High Yield Bond Fund
Class A	128,673.797	1.9
Class C	0.896	0.0
International Equity Fund
Class A	1,291,120.852	17.2
Class C	1.132	0.0
Mid Cap Growth Fund
Class A	1,104,546.273	13.1
Class B	8,110.986	0.8
Class C	8,000.996	3.3
Short Maturity Government Fund
Class A	165,757.391	0.9
Class C	11,198.208	41.0
Class S	117.017	0.0
Small Company Fund
Class A	2,048,449.405	1.3
U.S. Treasury Money Market Fund
Class A	7,112,537.560	10.9
Class B	88,033.980	3.4

As of February 28, 2007, no other shareholder owned of record, or was known by the Company to own beneficially, as much as 5% of the voting stock of any class of any Fund or 25% or more of a Fund except as set forth below.

Fund/Class	Shareholder	Number of Shares	Percent of Outstanding
Capital Growth Class A	First Clearing, LLC	523,050.983	8.36
	Salina First & Co
	PO Box 1337
	Salina KS 67402-1337

Capital Growth Class A	Charles Schwab & Co Inc	1,216,814.457	19.46
	Reinvest Account
	Attn Mutual Funds Dept
	101 Montgomery St
	San Francisco CA 94104-4151

Growth Leaders Class A	Merrill Lynch Pierce Fenner & Smith	122,692.930	11.52
	Attn Physical Team
	4800 Deer Lake Drive East
	3RD Fl
	Jacksonville FL 32246-6484

Growth Leaders Class A	Elizabeth Bramwell	64,158.974	6.03
	1225 Park Ave
	New York NY 10128-1758

Small Company Class A	NFS LLC FEBO	18,575,169.917	11.72
	FIIOC As Agent for
	Qualified Employee Benefit Plans
	401K FINOPS-IC Funds
	100 Magellan Way KWIC
	Covington KY 41015-1987

Short Maturity	Patterson & Co FBO	1,282,764.564	6.77
Government Class A	Knox County Asset Accum
	1525 West WT Harris Blvd NC-1151
	Charlotte NC 28288-0001

Share ownership is not provided for the Georgia Municipal Bond or Mid Cap Value Funds, because they first began operations on May 4, 2007. Ownership of the Class I shares is not shown because these shares were first offered May 4, 2007.

Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of the Fund. Accordingly, a controlling person’s vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

THE INVESTMENT ADVISOR

The Advisor provides general supervision of the Funds’ investments as well as certain administrative and related services. The Advisor is an indirect wholly owned subsidiary of the National Life Holding Company.

Under investment advisory agreements with the Funds, each Fund pays the Advisor a monthly fee based on the annual rates shown.

Fund	Advisory Fee Rate	Average Daily Net Assets[1]
Balanced	0.55%	First $200 million
	0.50%	Next $200 million
	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

Capital Growth	0.70%	First $500 million
	0.65%	Next $300 million
	0.60%	Next $200 million
	0.50%	Next $1 billion
	0.40%	In excess of $2 billion

Common Stock	0.70%	First $500 million
	0.65%	Next $300 million
	0.60%	Next $200 million
	0.50%	Next $1 billion
	0.40%	In excess of $2 billion

Conservative Allocation Fund	0.55%	First $200 million
	0.50%	Next $200 million
	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

Georgia Municipal Bond	0.45%	First $1 billion
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

Government Securities	0.55%	First $200 million
	0.50%	Next $200 million
	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

Growth Leaders	0.90%	First $500 million
	0.85%	Next $300 million
	0.80%	Next $200 million
	0.70%	Next $1 billion
	0.60%	In excess of $2 billion

High Yield Bond	0.70%	First $500 million
	0.65%	Next $300 million
	0.60%	Next $200 million
	0.50%	Next $1 billion
	0.40%	In excess of $2 billion

International Equity	0.70%	First $500 million
	0.65%	Next $300 million
	0.60%	Next $200 million
	0.50%	Next $1 billion
	0.40%	In excess of $2 billion

Fund	Advisory Fee Rate	Average Daily Net Assets[1]
Mid Cap Growth	0.70%	First $500 million
	0.65%	Next $300 million
	0.60%	Next $200 million
	0.50%	Next $1 billion
	0.40%	In excess of $2 billion

Mid Cap Value	0.75%	First $500 million
	0.65%	Next $300 million
	0.60%	Next $200 million
	0.50%	Next $1 billion
	0.40%	In excess of $2 billion

Short Maturity Government	0.55%	First $200 million
	0.50%	Next $200 million
	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

Small Company	0.70%	First $500 million
	0.65%	Next $300 million
	0.60%	Next $200 million
	0.50%	Next $1 billion
	0.40%	In excess of $2 billion

U.S. Treasury Money Market	0.40%	First $300 million
	0.35%	In excess of $300 million

1     When determining the breakpoint for the advisory fee for the Government Securities Fund, its assets are aggregated with the Short Maturity Government Fund. In determining the breakpoint for the advisory fee for the Short Maturity Government Fund, its assets are aggregated with the Government Securities Fund.

Prior to October 27, 2006, the Government Securities and Short Maturity Government Funds assets were aggregated together with the New York Tax-Free Income and Tax-Free Income Funds, which were reorganized into unaffiliated funds.

Prior to February 1, 2006, under investment advisory agreements with the Funds, the Funds listed below paid the Advisor a monthly fee based on the annual rates shown.

Fund	Advisory Fee Rate	Average Daily Net Assets[1]
High Yield Bond	0.75%	First $100 million
	0.70%	Next $100 million
	0.65%	Next $100 million
	0.60%	In excess of $300 million

Small Company	0.70%	First $200 million
	0.65%	Next $100 million
	0.60%	Next $100 million
	0.55%	In excess of $400 million

1     For purposes of determining an advisory fee breakpoint for the Small Company Fund, the Fund’s assets were aggregated together with the Balanced, International Equity and Mid Cap Growth Funds’ assets.

Prior to December 19, 2005, under investment advisory agreements with the Funds, the Funds listed below paid the Advisor a monthly fee based on the annual rates shown.

Fund	Advisory Fee Rate	Average Daily Net Assets[1]
Balanced	0.70%	First $200 million
	0.65%	Next $100 million
	0.60%	Next $100 million
	0.55%	In excess of $400 million

Common Stock	0.55%	All assets

Government Securities	0.55%	First $200 million
	0.50%	First $200 million
	0.45%	In excess of $400 million

International Equity	0.70%	First $200 million
	0.65%	Next $100 million
	0.60%	Next $100 million
	0.55%	In excess of $400 million

Mid Cap Growth	0.70%	First $200 million
	0.65%	Next $100 million
	0.60%	Next $100 million
	0.55%	In excess of $400 million

Short Maturity Government	0.55%	First $200 million
	0.50%	First $200 million
	0.45%	In excess of $400 million

1     For purposes of determining an advisory fee breakpoint for the Balanced, International Equity and Mid Cap Growth Funds, these Funds’ assets were aggregated together and with the Small Company Fund’s assets. For purposes of determining the advisory fee breakpoint for the Government Securities and Short Maturity Government Funds, these Funds’ assets were aggregated together with the assets of the New York Tax-Free Income and Tax-Free Income Funds.

Before waivers of advisory fees, the Funds paid the following advisory fees:

Fiscal Year Ended	Aggregate Advisory Fees[1]
November 30, 2006	$24,580,725	[2,3]
November 30, 2005	$22,358,397	[2,3,4]
November 30, 2004	$21,889,616	[2,3,4]

____________________
[1] The Advisor waived $676,240, $194,483 and $393,858 of aggregate advisory fees in the fiscal years ended 2004, 2005 and 2006, respectively.
[2] Includes advisory fees paid by the Sentinel Capital Opportunity Fund.
[3] Includes advisory fees paid by the New York Tax-Free Income and Tax-Free Income Funds, which were reorganized into certain unaffiliated funds effective October 27, 2006.

[4] Includes advisory fees paid by the Bond, Core Mid Cap and Growth Index Funds, which were reorganized into the Government Securities Fund, Mid Cap Growth Fund and Sentinel Capital Opportunity Fund, respectively, effective September 26, 2005.

The Advisor has agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses of the Class A shares of the Common Stock Fund will be no more than 1.10% until December 19, 2007. The shares of other classes of these Funds will benefit from this arrangement to the extent the Advisor waives its advisory fee to meet this commitment.

Shareholders of the Georgia Municipal Bond and Mid Cap Value Funds approved the advisory agreement with the Advisor and the sub-advisory agreements with GLOBALT and Steinberg, respectively, on March 15, 2007 and the initial shareholder of the approved the advisory agreement with the Advisor on May 2, 2007. Shareholders of the Bramwell Growth and Bramwell Focus Funds approved the advisor agreement with the Advisor for the Capital Growth and Growth Leaders Funds on March 10, 2006 and the initial shareholder of the Capital Growth and Growth Leaders Funds approved the advisory agreement with the Advisor on March 16, 2006. Shareholders of the Small Company Fund last approved the advisory agreement with the Advisor on January 24, 2006. Shareholders of the High Yield Bond Fund last approved the advisory agreement with the Advisor on January 9, 2006. Shareholders of each of the Common Stock, International Equity and Mid Cap Growth Funds last approved the advisory agreement with the Advisor on November 21, 2005. The initial sole shareholder of the Conservative Allocation Fund approved the advisory agreement with the Advisor on March 7, 2003. Shareholders of the Balanced, Government Securities, Short Maturity Government and U.S. Treasury Money Market Funds last approved the advisory agreement with the Advisor on November 30, 1992. The Board last approved each of the advisory agreements with the Advisor on August 23, 2006.

Each advisory agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the Independent Directors who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company’s advisory agreement to shareholders, such matters shall be deemed to be acted upon effectively with respect to any Fund if a majority of the outstanding voting securities of such Fund vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund’s outstanding voting securities on not more than 60 days’ written notice to the Advisor and by the Advisor on 60 days’ written notice to the Fund.

The Advisor has entered into a sub-advisory agreement with GLOBALT with respect to the Georgia Municipal Bond Fund. Pursuant to this agreement, GLOBALT provides the Advisor with a continuous investment program consistent with the Georgia Municipal Bond Fund’s stated investment objectives and policies. Under this agreement, the Advisor pays a fee to GLOBALT equal to 0.225% per annum of the average daily net assets of the Georgia Municipal Bond Fund. This agreement became effective May 4, 2007. This sub-advisory agreement also may be terminated by either of the Advisor or GLOBALT or by action of the Board or the shareholders of the Georgia Municipal Bond Fund on 60 days’ written notice, without penalty, and terminates automatically in the event of its assignment.

The Advisor has entered into a sub-advisory agreement with Steinberg with respect to the Mid Cap Value Fund. Pursuant to this agreement, Steinberg provides the Advisor with a continuous investment program consistent with the Mid Cap Value Fund’s stated investment objectives and policies. Under this agreement, the Advisor pays a fee to Steinberg equal to 0.50% per annum of the average daily net assets of the Mid Cap Value Fund. This agreement became effective March 30, 2007. This sub-advisory agreement also may be terminated by either of the Advisor or Steinberg or by action of the Board or the shareholders of the Mid Cap Value Fund on 60 days’ written notice, without penalty, and terminates automatically in the event of its assignment.

Until August 11, 2006, Evergreen Investment Management Company LLC (“Evergreen”) served as subadvisor to the Conservative Allocation Fund. Until September 1, 2005, Evergreen also served as subadvisor to the High Yield Bond Fund. Until December 15, 2005, INVESCO Global Asset Management (N.A.), Inc. (“INVESCO”) served as subadvisor to the International Equity Fund.

The fees paid to Evergreen and INVESCO by the Advisor for the three most recently completed fiscal years were as follows:

	Aggregate Subadvisory Fees

	Evergreen	Evergreen	INVESCO
Fiscal Year Ended	(Conservative	(High Yield Bond	(International
	Allocation Fund)	Fund)	Equity Fund)
November 30, 2006	$108,736	N/A	$93,863
November 30, 2005	$201,162	$481,793	$473,072
November 30, 2004	$165,972	$642,377	$424,206

PROXY VOTING PROCEDURES

The Funds have adopted proxy voting procedures pursuant to which the Board delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as part of their general management of the applicable Fund, subject to the Board’s continuing oversight. The proxy voting procedures of the Advisor are included in Appendix D to this Statement of Additional Information. For each Fund that makes any investments in voting securities, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-282-FUND (3863), at the Funds’ website at http://www.sentinelfunds.com, or at the SEC’s website at http://www.sec.gov.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Funds and the Advisor, the Funds and the Advisor may, under certain circumstances, make selective disclosure with respect to a Fund’s portfolio holdings. The Board has approved the policies and procedures adopted by the Funds and has delegated to the Advisor the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures, including compliance with any confidentiality requirements applicable to recipients of portfolio holdings. The Funds’ Chief Compliance Officer has undertaken to report any violations of these policies and procedures, including any confidentiality requirements pursuant to them, to the Board.

The Funds’ policy with respect to disclosure of portfolio holdings is that such disclosure shall be limited to:

Public Disclosure:

(i)	information with respect to portfolio holdings contained in the Funds’ Annual and Semi-Annual Reports to Shareholders;

(ii)	information with respect to portfolio holdings contained in the Funds’ Form N-Q filed with the SEC, which is filed with the SEC within 60 days of quarter-end;

(iii)	information with respect to portfolio holdings that is: (1) provided on the Funds’ website; (2) provided in the Funds’ marketing materials, broadly used with all selling intermediaries of the Funds; or (3) otherwise made generally available to anyone who requests it, in all such cases such information to the extent it discloses the specific securities held by a Fund to be only as of the last business day of a month and only at least 30 days later than the date of such information;

Non-Public Disclosure:

(iv)	information with respect to portfolio holdings of the Funds provided to recognized mutual fund information services, such as Lipper Inc. and Morningstar, Inc., such information to be provided as of the last business day of a month and only if either (a) such information is disclosed to such services at least 30 days later than the date of such information, or (b) such services agree that they and their employees will not disclose or trade on such information before it is publicly disclosed; and

(v)	information with respect to portfolio holdings of the Funds provided to persons who request it, including selling group members, consultants and investors, such information to be provided (a) as of the last business day of a month and (b) at least 30 days later than the date of such information.

Portfolio holdings information provided under (iii), (iv) or (v) above shall be released only by a limited group of individuals specifically designated by the Funds’ Chief Executive Officer or the President of the Funds’ distributor. Each individual shall be trained in these limitations on the release of portfolio holdings information. Neither the Fund, the Advisor nor its affiliates receive compensation or other consideration with respect to the release of such portfolio holdings information.

The policy does not apply to the disclosure of information to: the Directors or their counsel; persons who owe a fiduciary or other duty of trust or confidence to the Company, such as the Funds’ counsel and registered public accounting firm; providers of fund accounting services; the Funds’ transfer agent and custodian; or executing brokers in connection with the sale of portfolio holdings. The fiduciary, contractual or other duties (e.g., legal or statutory) of these recipients generally require them not to misuse such information.

The Funds have adopted policies and procedures, including a Code of Ethics and various policies regarding securities trading, to address potential conflicts of interest that may arise in connection with disclosure of portfolio information. Among other things, the Code of Ethics prohibits officers and employees of the Advisor from knowingly or intentionally trading, directly or indirectly, against the Funds in any of the Funds’ portfolio securities. The Code of Ethics also generally prohibits such officers and employees from trading in a manner inconsistent with the best interests of the Funds.

The Funds have entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

  Board
  Funds’ Independent Registered Public Accounting Firm
  Funds’ custodian
  Funds’ transfer agent
  Funds’ administrator agent (in connection with accounting services)
  Mutual fund information services - Morningstar, Inc. and Lipper Inc.

Selective disclosure of portfolio information is made to the Board, transfer agent, independent registered public accounting firm, administrator agent and custodian as frequently as necessary to enable such persons or entities to provide services to the Funds. Disclosure is made to Morningstar, Inc. and Lipper Inc. on a monthly basis.

The Funds and the Advisor monitor, to the extent possible, the use of portfolio information by the individuals or firms to which it has been disclosed. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of Fund portfolio information will prevent all misuse of such information by individuals or firms that receive such information.

PRINCIPAL UNDERWRITER

SFSC acts as the principal underwriter of shares of the Funds. Its principal business address is National Life Drive, Montpelier, Vermont 05604. SFSC is a Vermont general partnership of SAM and Sentinel Financial Services, Inc. (“SFSI”), a wholly owned subsidiary of SAM. In 2007, SFSC expects to transfer its agreement with the Funds to SFSI. No change in the services provided or the personnel providing these services is expected to occur as a result of this transfer.

The Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows concessions to intermediaries as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that the total amount of underwriting commissions paid to it in the fiscal years ended November 30, 2006, 2005 and 2004 were $2,630,624, $3,646,485 and $6,952,138, respectively. Of these amounts, SFSC retained, in the fiscal years ended November 30, 2006, 2005 and 2004, $72,212, $158,748 and $523,034, respectively.

During the fiscal year ended November 30, 2006, SFSC also received $891,208 in contingent deferred sales loads. It did not receive any brokerage commissions or other compensation from the Funds. The distribution contracts of the Company provide that SFSC use its best efforts to continuously offer the Funds’ shares. These contracts may be terminated by either party thereto on 60 days’ written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.

Payments to Intermediaries. SFSC or an affiliate may compensate intermediaries that distribute and/or service investors in the Funds or, at the direction of a retirement plan’s named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the Funds on a preferred or recommended fund list, access to an intermediary’s personnel, and other factors. In addition to such payments, SFSC or an affiliate may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries’ personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. SFSC anticipates that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and the National Association of Securities Dealers rules and other applicable laws and regulations, SFSC may pay or allow other incentives or payments to intermediaries.

Some payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. During the calendar year ended December 31, 2006, such payments made by SFSC or its affiliates to intermediaries aggregated approximately $2,884,534. Payments for these purposes made by SFSC or an affiliate from their own resources may vary. Certain of the payments may be offset by 12b-1 fees retained by SFSC. The following is a list of intermediaries to which SFSC or an affiliate made payments in 2006 related to marketing the Funds and/or servicing Fund shareholders:

American Guaranty & Trust	Janney Montgomery Scott LLC	Pershing LLC
AST Trust	Legg Mason Wood Walker	Raymond James & Associates
Baystate Financial Services	Lincoln National Life	Raymond James Financial
Benefit Plans Administrators	Linsco/Private Ledger	RBC Dain Rauscher
BISYS Retirement Services	Matrix Settlement & Clearance	Robert W. Baird & Co.
Carillon Investments, Inc.	McDonald Investments	Solomon Smith Barney
Charles Schwab & Co.	Merrill Lynch	Securities America
Commonwealth Financial Network	MICG Investment Management	Stock Yards Bank & Trust Co
Davenport & Co.	Mid Atlantic Corp.	The Vanguard Group
Edward Jones	ML Global Investments	Trustlynx
Equity Services, Inc.	Morgan Stanley	UBS Financial Services
Fidelity Investments	MSCS Financial Services	USI Consulting Group
Financial Data Services, Inc.	National Financial Services Corp	Wachovia Bank
First National Bank of Omaha	National Investor Services Corp	Wachovia Securities
Fiserv	NYLife Distributors	Whitfield Financial
Hornor Townsend & Kent	PennMutual

It is expected that SFSC or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

National Life, Equity Services, Inc. and/or their affiliates, which are all affiliates of SFSC, may contribute amounts to various non-cash and cash incentives paid to registered representatives of Equity Services, Inc. the amounts of which may be based on the sales of the Funds, including (1) sponsoring educational programs, (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements and/or (5) making loans and forgiving such loans.

National Life may provide loans to unaffiliated distribution firms to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Funds, and measures of business quality.

THE DISTRIBUTION PLANS

The Company have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company’s Funds (other than the U.S. Treasury Money Market Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Class B shares of the Balanced, Common Stock, International Equity and Small Company Funds have adopted a Class B Distribution Plan, effective April 1, 1996. The Plans were extended to include the High Yield Bond Fund’s Class A and Class B shares on March 14, 1997, and the Class B Distribution Plan was extended to include the Class B shares of the Mid Cap Growth Fund effective January 12, 1998. Effective May 4, 1998, the Class C shares of the Balanced, Common Stock, High Yield Bond and International Equity Funds adopted a Class C Distribution. The Class D shares of the Balanced Fund adopted a Class D Distribution Plan on August 21, 1998. The Class S shares of the Short Maturity Government Fund adopted a Class S Distribution Plan on December 9, 2004. (All of these plans are collectively hereinafter referred to as the “Plans”). The Plans were further extended to include the Class C shares of the Mid Cap Growth Fund on March 9, 2000, the Class C shares of the Small Company Fund on June 14, 2001, and the Class A, Class B and Class C shares of the Conservative Allocation Fund on December 12, 2002. The Plans have been and may be further amended from time to time. In all cases, the Plans reimburse SFSC for expenses actually incurred.

Each Fund (except for the U.S. Treasury Money Market Fund) paid fees for the various activities shown below under the Plans in the amounts set forth below for the fiscal year ended November 30, 2006. Information for the Georgia Municipal Bond and Mid Cap Value Funds is not provided because those funds began operations on May 4, 2007.

	Service
	Fees Paid
	to	Recovery	Salaries	Occupancy	Total	Total
	Interme-	Of Prepaid	and	& Other	Sales	Travel &
Fund	diaries	Sales Comm.	Benefits	Expenses	Promotion	Entertainment	Totals[1]
Balanced	$559,870	$180,148	$372,407	$73,277	$314,258	$82,886	$1,137,155
Capital Growth	128,846	-	109,270	23,559	96,729	26,649	277,461
Common Stock	2,063,990	274,546	1,202,878	291,847	1,192,410	330,117	3,860,391
Conservative Allocation	149,624	69,938	82,461	15,436	65,725	17,460	314,517
Government Securities	200,305	-	366,741	52,335	218,575	59,197	410,772
Growth Leaders	10,000	-	28,163	1,547	7,049	1,750	19,845
High Yield Bond	181,496	92,491	121,566	24,357	104,954	27,551	409,244
International Equity	291,888	64,904	245,702	38,372	168,349	43,403	572,587
Mid Cap Growth	379,622	101,564	229,413	45,275	204,027	51,212	709,594
Short Maturity Government	678,696	-	449,345	60,985	250,426	68,982	786,544
Small Company	3,725,322	744,886	2,582,922	376,023	1,583,453	425,331	6,548,469
Totals	8,369,658	1,528,477	5,790,868	1,003,013	4,205,954	1,134,539	15,046,578

1     This represents the total payment by each Fund, which was less than the sum of all expenses because total expenses exceeded the maximum 12b-1 fee reimbursement. Total expenses were $6,985,932 greater than the maximum allowed reimbursement.

Under the Plan applicable to Class A shares of the Funds, it is expected that the amounts payable to SFSC will be equal to (a) 0.30% of average daily net assets in the case of the Balanced, Capital Growth, Common Stock, Conservative Allocation, Growth Leaders, International Equity, Mid Cap Growth, Mid Cap Value and Small Company Funds, (b) 0.20% of average daily net assets in the case of the Georgia Municipal Bond, Government Securities and High Yield Bond Funds, or (c) 0.25% of average daily net assets in the case of the Short Maturity Government Fund. No service fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

Under the Plan applicable to the Class B shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

Under the Plan applicable to the Class C shares of the Funds, it is expected that the amounts payable to SFSC will be equal to 1.00% of the net assets of the Class C shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class C shares, and pay continuing commissions and service fees to brokers with respect to the Class C shares.

Under the Plan applicable to the Class D shares of the Balanced Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class D shares of the Balanced Fund. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class D shares.

Under the Plan applicable to the Class S shares of the Short Maturity Government Fund, it is expected that the amounts payable to SFSC will be equal to 0.75% of the net assets of the Class S shares of the Short Maturity Government Fund. SFSC will use such payments to recoup the cost of continuing service fees paid to brokers with respect to Class S shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

The Board believes that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Board believes it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

The Plans have been approved by the Board, including all of the Independent Directors. The Plans must be renewed annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such Directors be done by the Independent Directors. The Plans and any distribution agreement may be terminated at any time, without penalty, by such Directors on 60 days’ written notice. SFSC or any intermediary may also terminate their respective distribution agreement at any time upon written notice.

The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds’ outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

SFSC is required to report in writing to the Board at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Board with such other information as reasonably may be requested in order to enable the Board to make informed determinations of whether the Plans should be continued.

THE FUND SERVICES AGREEMENTS

SASI is a wholly owned subsidiary of the Advisor. SASI, as successor to SASC and in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. SASI performs the transfer agency responsibilities utilizing the computer system of DST Systems, Inc. (“DST”) on a remote basis.

For these services, the Fund Services Agreements currently provide for the Funds to pay to SASI fixed fees totaling $1,052,625 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company of $2,563,000 plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. Each Fund is also responsible for the cost to SASI of licensing from State Street its Portfolio Accounting System, which is currently approximately $95,000. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board. Fees are payable monthly in arrears. SASI may also pay sub-transfer agent fees with respect to accounts held at retirement plan recordkeepers and similar intermediaries, which underlie an omnibus-type account on the Funds’ books and records.

Total fees payable to SASC (as predecessor to SASI) under the Fund Services Agreements for the years ended November 30, 2006, 2005 and 2004 were $5,528,508, $5,553,297 and $5,349,790, respectively.

The Company’s Fund Services Agreement was approved by the Company’s shareholders on November 30, 1992. The agreements were last approved by the Board on August 23, 2006. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the Independent Directors who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund’s outstanding voting securities on not more than 60 days’ written notice to SASI and by SASI on 60 days’ notice to the Fund.

Many Fund shares are owned by certain intermediaries for the benefit of their customers. Since SFSC often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries.

SFSC or an affiliate may make payments out of its own resources to intermediaries, including those that sell shares of the Funds, for recordkeeping services as described above under “Payments to Intermediaries”.

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may, at the direction of a retirement plan’s named fiduciary, be paid for providing services that would otherwise have been performed by SFSC or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments also may be made to offset charges for certain services, such as plan participant communications, provided by SFSC or an affiliate or an unaffiliated third party.

In certain situations where SFSC or an affiliate provides recordkeeping services to a retirement plan, credits may be accrued which may be subsequently drawn down to pay for plan expenses. Credits may be accrued based on investments in particular Funds, or may be awarded for a given period of time. At the direction of a plan sponsor, credits generally may be used to offset certain non-recordkeeping expenses, such as the creation of plan participant communications. Credits also may be used to reimburse plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with plan services provided by a third party.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

In the case of listed securities, the Funds’ policy is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the fixed income Funds where trading may be an important factor. Subject to the direction and control of the Board and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

Section 28(e) of the 1934 Act, which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the Funds and to its other clients.

Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

Although research and market and statistical information from brokers and dealers can be useful to the Funds, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor’s own research effort, since the information must still be analyzed, weighed and reviewed by the Advisor’s staff.

The Advisor obtains brokerage and research services specifically in exchange for commissions paid by the Funds and its other clients. These service providers may include, but are not limited to, Advent Software, American Stock Exchange, BCA Research, Bloomberg, Briefing.com, CSFB Holt, Dow Jones, Empiracal Research, Factset, Gartner, Institutional Investor, Interactive Data, ISS, ITG, Lipper, Morningstar, MSCI, NYSE, Omgeo, OPRA, Russell Indices, Standard & Poor’s, SNL, Sungard, Telemet, The Markets.com, Thomson and Value Line.

The research services provided by brokers through which the Funds effect securities transactions may be used by the Advisor in managing its other client accounts, as well as the Funds. However, the Advisor uses the commissions paid by most of their other client accounts to obtain research services as well, and this research is also useful in managing the Funds’ accounts, as well as those of other clients.

Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount.

Brokerage commission information is not provided for the Georgia Municipal Bond and Mid Cap Value Funds because they first began operations in May 2007.

For the fiscal years ended November 30, 2006, 2005 and 2004, the Funds paid total brokerage commissions of $3,757,983, $4,387,253 and $5,236,869, respectively. Brokerage commissions paid by each listed Fund were as follows:

Fund	11/30/06	11/30/05	11/30/04
Balanced	$90,981	$115,116	$309,828
Capital Growth	79,510[2]	---[2]	---[2]
Common Stock	505,442	723,355	$1,849,927
Conservative Allocation	32,503	53,655	61,851
Government Securities	---	---	---
Growth Leaders	22,259[2]	---[2]	---[2]
High Yield Bond	22,437	8,319	24,136
International Equity	391,308	100,308	109,182
Mid Cap Growth	390,099	740,352[1]	522,253[1]
Short Maturity Government	---	---	---
Small Company	2,223,444	2,646,148	2,359,692
U.S. Treasury Money Market	---	---	---

[1] Includes commissions paid by the Core Mid Cap Fund, which reorganized into the Mid Cap Growth Fund as of September 23, 2005.
[2] Each of the Capital Growth and Growth Leaders Funds began operations on March 17, 2006.

Until December 31, 2005, Hornor Townsend and Kent and Janney Montgomery Scott LLC were subsidiaries of the partners of the Advisor. The Advisor has not been affiliated with either of these brokers since December 31, 2005. For the period December 1, 2005 to December 31, 2005, no Fund paid any brokerage commissions to Hornor Townsend and Kent or Janney Montgomery Scott LLC. The following Funds paid the following brokerage commissions to these brokers for the fiscal years ended November 30, 2005 and 2004, respectively.

Fund	2005	2004
Balanced
Janney Montgomery Scott, Inc.		$1,160
Common Stock
Janney Montgomery Scott, Inc.*		$8,385
Mid Cap Growth
Janney Montgomery Scott, Inc.*	$4,970

Certain commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, 85.8%, 74%, and 66%, respectively, were allocated in fiscal 2006, 2005 and 2004 to brokers or dealers whose furnishing of research information was a factor in their selection.

At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Global Markets, LLC (“State Street Global”) under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund’s third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund’s custodian, which is an affiliate of State Street Global. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.

PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities. In the fiscal years ended November 30, 2006 and 2005 (or, with respect to the Georgia Municipal Bond and Mid Cap Value Funds, October 31), the Funds had the following rates of portfolio turnover:

Fund	2006	2005
Balanced	209%	187%
Common Stock	13%	26%
Conservative Allocation	204%	174%
Georgia Municipal Bond	16%	15%
Government Securities	678%	505%
High Yield Bond	79%	73%
International Equity	63%	23%
Mid Cap Growth	83%	160%
Mid Cap Value	35%	53%
Short Maturity Government	90%	113%
Small Company	53%	64%

The portfolio turnover rates for the Georgia Municipal Bond and Mid Cap Value Funds are based on the rates of their predecessors, the Synovus Georgia Municipal Bond Fund and the Synovus Mid Cap Value Fund, respectively.

Each of the Capital Growth and Growth Leaders Funds changed the end of its fiscal year from June 30 to November 30. In the fiscal period from July 1, 2006 to November 30, 2006 and the fiscal years ended June 30, 2006 and June 30, 2005, the Funds had the following rates of portfolio turnover:

		Fiscal Period
	July 1, 2006 to	Year Ended	Year Ended
Fund	November 30, 2006	June 30, 2006	June 30, 2005
Capital Growth[1]	8%[2]	39%	63%
Growth Leaders[1]	30%[2]	157%	200%

[1] The portfolio turnover rate for the period prior to its March 17, 2006 commencement of operations is based on the rate of its predecessor, the Bramwell Growth Fund and Bramwell Focus Fund, respectively.

[2] Not annualized.

CAPITALIZATION

Shares of the Company’s common stock are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled, at the discretion of the Board, to one vote per dollar of net asset value per share or one vote per share, on matters on which all Funds of the Company vote as a single class.

The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Board has adopted an “Amended Rule 18f-3 Plan” for the Company under which the methods of allocating income and expenses among classes of shares of each Fund which has multiple classes, is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of such Funds. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

HOW TO PURCHASE SHARES AND REDUCE SALES CHARGES

Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of Class C and Class S shares is equal to the current net asset value per share. Class B and Class D shares are not available for purchase, except that Class B shares may be exchanged at net asset value for Class B shares of other Funds and dividends and distributions may be reinvested into both Class B and Class D shares. A contingent deferred sales charge (“CDSC”) may apply to redemptions of Class B and Class D shares, redemption of Class C shares in the first year after purchase, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See the Prospectus for more information about how to purchases shares and/or receive a reduced sales charge.

ISSUANCE OF SHARES AT NET ASSET VALUE

Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. Such investors include officers, directors and employees of the Funds, the Advisor, and the Advisors’ affiliates.

You may redeem your shares on any business day (as defined below). Class A and Class S shares generally are redeemed at current net asset value; a CDSC may be payable on redemptions of Class A shares (under certain circumstances), Class B, Class C or Class D shares, or Class A shares of the U.S. Treasury Money Market Fund received in exchange for Class C shares of another Fund or Class D shares of the Balanced Fund, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.

DETERMINATION OF NET ASSET VALUE

The net asset value (NAV) per share of each class of shares is computed by dividing the total value of assets less liabilities for each share class by the corresponding shares outstanding attributable to that share class. NAV is computed on all days that the New York Stock Exchange (“NYSE”) is open.

Security Valuation: Equity securities that are traded on a national or foreign securities exchange and over-the counter securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, generally 4:00 p.m. (Eastern Time) each day the NYSE is open for business. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean between the current bid and asked prices. With regards to foreign equity securities, on a daily basis the Fund through an independent pricing service determines whether to fair value these securities based on a certain level of movement in the U.S. markets as measured by particular market indices. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities. The mean between the bid and asked prices is used for valuation of these securities. The independent pricing service values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned, which approximates market value. Money market securities are valued at their amortized cost in accordance with SEC regulations. The amortized cost method involves valuing a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium rate regardless of fluctuations in interest rates.

When there are no “readily available market quotations” for a security, or a security’s value has been materially affected by events occurring before the Fund’s pricing time but after the close of the security’s primary market, the Funds will employ “fair value” pricing procedures adopted by the Funds’ Board. The Board has delegated this responsibility to a pricing committee, subject to its review and supervision. The definition of fair value as a general rule is the value one might reasonably expect to receive upon a current sale of the security. Among the factors that one might consider in determining fair value methodology include: (a) fundamental analytical data, (b) the nature and duration of restrictions on disposition, (c) an evaluation of the conditions that influence the market in which the securities are purchased and sold, and (d) specific factors, including type of security, financial statements, cost, size of holding, analysts reports, and public trading in similar securities of the issuer or comparable securities.

Events that may materially affect the value of portfolio securities include events affecting specific issuers, such as a halt in trading due to volatility or events affecting securities markets in general such as natural disasters, terrorist activity, major political or governmental changes, and unusual market volatility. In these types of events implementation of fair value procedures is usually required.

COMPUTATION OF MAXIMUM OFFERING PRICES AT NOVEMBER 30, 2006

Class A Shares: (Reduced offering prices apply on purchases of $25,000 or more of shares of the Funds, as described in the Funds’ Prospectus.)

				Conservative
	Balanced	Capital Growth	Common Stock	Allocation
Net assets	$249,397,523	$124,054,393	$1,114,096,866	$38,174,911
Shares outstanding	13,846,227	6,257,923	32,760,649	3,244,401
Net asset value per
share
(redemption price)	$18.01	$19.82	$34.01	$11.77
Maximum offering
price per share[1]	$18.96	$20.86	$35.80	$12.39

	Government			International
	Securities	Growth Leaders	High Yield Bond	Equity
Net assets	$214,373,547	$11,257,208	$55,499,630	$149,605,243
Shares outstanding	20,927,556	1,008,709	6,899,995	6,801,065
Net asset value per
share
(redemption price)	$10.24	$11.16	$8.04	$22.00
Maximum offering
price per share[1]	$10.67	$11.75	$8.38	$23.16

		Short Maturity		U.S. Treasury
	Mid Cap Growth	Government	Small Company	Money Market
Net assets	$149,787,203	$185,409,589	$1,226,831,121	$69,165,926
Shares outstanding	8,835,144	20,581,416	144,182,448	69,165,926
Net asset value per
share
(redemption price)	$16.95	$9.01	$8.51	$1.00
Maximum offering
price per share[1]	$17.84	$9.29	$8.96	$1.00

1     For the Balanced Fund, Common Stock Fund, Conservative Allocation Fund, International Equity Fund, Mid Cap Growth Fund and Small Company Fund the maximum offering price is 1000/950 times the net asset value per share. For the High Yield Bond Fund, the maximum offering price is 1000/960 times the net asset value per share. For the Government Securities Fund, the maximum offering price is 1000/980 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the U.S. Treasury Money Market Fund, the maximum offering price per share is equal to the net asset value per share.

In the case of Class C and Class S shares, the maximum offering price is equal to the net asset value per share.

TAXES

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Fund intends to distribute substantially all of such income. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received reduction for corporate shareholders.

The Company consists of several separate Funds. Each such Fund in the Company is treated as a separate corporation for federal income tax purposes and is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income for federal income tax purposes. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as “capital gain dividends”) are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund’s shares. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, and the portion of any ordinary income dividends eligible for either the dividends received deduction allowed to corporations under the Code or the reduced individual income tax rate applicable to qualified dividend income, as described below.

Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate applicable to non-corporate shareholders for taxable years beginning prior to January 1, 2011. Under these rules, distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are treated as “qualified dividend income” eligible for taxation at a maximum tax rate of 15% in the hands of noncorporate shareholders. A certain portion of dividends paid by a RIC to non-corporate shareholders may be eligible for treatment as qualified dividend income. In order for dividends paid by a Fund to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the noncorporate shareholder must meet holding period and other requirements with respect to the Fund’s shares. To the extent that a Fund engages in securities lending with respect to stock paying qualified dividend income, it may be limited in its ability to pay qualified dividend income to its shareholders. Additionally, to the extent a Fund’s distributions are derived from income on debt securities, or on certain types of preferred stock treated as debt for federal income tax purposes and short term capital gain, such Fund’s distributions will not be eligible for the reduced tax rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

Dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Generally, distributions by the Government Securities Fund, High Yield Bond Fund, International Equity Fund, Short Maturity Government Fund and U.S. Treasury Money Market Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. Except for distributions from the International Equity Fund (which may be attributable to dividends from qualifying foreign corporations as well as some domestic corporations), distributions from the previously listed Funds will also not be eligible for the reduced tax rate applicable to qualified dividend income in the hand of noncorporate shareholders. The Funds will allocate any dividends eligible for dividends received deduction and/or the reduced income tax rate applicable to qualified dividend income, any capital gain dividends as well as any exempt-interest dividends (and preference items) among the various classes of shares according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to each class of shares during the taxable year, or such other method as the Internal Revenue Service may prescribe.

If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

If the value of assets held by the U.S. Treasury Money Market Fund declines, the Board may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders’ accounts has been reduced as described above.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company, or who, to the Company’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or credit against a shareholder’s federal income tax liability provided the required information is timely forwarded to the Internal Revenue Service.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Under the provisions of the American Jobs Creation Act of 2004 (“2004 Tax Act”), dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens and foreign entities, if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Under recent guidance issued by the IRS, a RIC will generally be allowed to designate the maximum amount of its qualified dividend income, interest related dividends and short term capital gain dividends even where the aggregate of the amounts designated exceeds the amounts of the RIC distributions. However, in any given tax year, there may be circumstances which would cause a Fund not to designate the maximum amount of interest-related income or short term capital gain income eligible for exemption. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as short-term capital gains or interest income exempt from withholding in the hands of nonresident and foreign shareholders.

The 2004 Tax Act also provides that distributions of a Fund attributable to gains from sales or exchanges of “U.S. real property interests,” as defined in the Code and Treasury regulations (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs and certain REIT capital gain dividends among other entities) generally will cause a foreign stockholder to treat such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. stockholders. Such distributions may be subject to U.S. withholding tax and may require the foreign stockholder to file a U.S. federal income tax return.

These provisions generally would apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Dividends and interest received by the International Equity Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the International Equity Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. A foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The distributing Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by such Fund. If a Fund satisfies the holding period requirements and if more than 50% in value of its total assets at the close of the taxable year consists of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. The International Equity Fund, and other Funds to the extent applicable, will report annually to shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For purposes of passing through the foreign tax credit, the International Equity Fund will allocate foreign taxes and foreign source income among the Class A, Class B and Class C shares according to a method similar to that described above for the allocation of other types of income.

Certain transactions of the Funds are subject to special tax rules of the Code that may, among other things, a) affect the character of gains and losses realized, b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require some of the Funds to mark to market certain types of positions in their portfolios (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Funds intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

No gain or loss will be recognized for federal income tax purposes by Class B or Class D shareholders on the conversion of their Class B shares into Class A shares. A shareholder’s basis in the Class A shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares. Shareholders should consult their tax advisors regarding the state and local tax consequences of the conversion of Class B or Class D shares to Class A shares, or any other exchange or conversion of shares.

If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent any sales charge paid to the Company reduces any sales charge such shareholder would have owed for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of exchanging or converting classes of shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company anticipates that it will make sufficient timely distributions to avoid the imposition of the excise tax.

SHAREHOLDER SERVICES

Open Account. An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund.

Policyowners of National Life who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

The Fund is not required to and does not currently intend to issue stock certificates.

Except for confirmation of purchases, the cost of these shareholder services is borne by the Funds.

Automated Clearing House (“ACH”). The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide SASI with a pre-designated destination. There is no charge for this service.

Distribution Options. Shareholders of the Funds may elect to reinvest automatically their ordinary income and capital gain dividends in additional full and fractional shares of any one of the other funds of the Company of the same share class at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any sales charge. Before exercising this option, shareholders should read the portions of the selected Fund’s Prospectus(es) relating to the fund’s objectives and policies. The target and original accounts for dividends must be in different funds.

Automatic Investment Plan. See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

Telephone Investment Service. See the Prospectus for information and an application.

Check Writing Service. (Class A shares of the Conservative Allocation, Government Securities, High Yield Bond, Short Maturity Government and U.S. Treasury Money Market Funds) A special feature of the Class A shares of these Funds is the check writing privilege available through State Street. Any shareholder who would like to draw checks on his account should check the box on the application captioned “Check Writing Service” or subsequently, make a written request to the Funds. Checks then will be provided by State Street. These checks may be made payable in any amount not less than $500, except for the U.S. Treasury Money Market Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds’ shares should be taken into account when writing checks. If an ordinary income or capital gain dividend is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

SASI provides overdraft protection by automatically transferring available funds from your other identically registered accounts if you have available balances. A fee of $10.00 will be charged to the account when funds are transferred from protecting account(s) to cover an overdraft.

There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

Exchange Privilege. This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to SASI for such transfer.

An exchange is a taxable transaction for federal income tax purposes and any gain or loss realized is recognizable for such purposes.

Exchanges may be subject to certain limitations and are subject to the Funds’ policies concerning excessive trading practices, which are policies designed to protect the Funds and their shareholders from the harmful effect of frequent exchanges. These limitations are described in the Prospectus.

Reinstatement Privilege. Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within 90 days after the redemption. Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short Maturity Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder’s interest or a portion thereof in the Funds to a trustee or custodian for such shareholder’s Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may be disallowed under current federal tax law.

If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

Right To Reject Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the Fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund.

Application of Excessive Trading Policy to Investors Who Transact Fund Shares Through Intermediaries. As described in the Prospectus, under a Fund’s excessive trading policy the Fund may, in certain circumstances, reject an investor’s purchase or exchange of Fund shares, or impose a redemption fee. Upon implementation of Rule 22c-2 under the 1940 Act, a Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with either the Company, SFSC or SASI, acting on behalf of the Fund. Such shareholder information agreements are intended to help identify investors who engage in excessive trading through intermediaries. A Fund may elect to treat an intermediary that has no shareholder information agreement concerning the Fund as an individual investor with respect to its excessive trading policy. If a Fund makes this election, it will not, with respect to its excessive trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary. Depending in part on an investor’s relationship with the intermediary, this may have adverse consequences to the investor -- such as the rejection of a transaction in Fund shares or the imposition of a fee -- that would not be borne by other investors who deal with the Fund directly or through a different intermediary.

DEALER SERVICING FEES

Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Your financial intermediary will provide you with specific information about any processing or service fees you will be charged.

REGULATORY MATTERS

In October 2004, SFSC settled a potential disciplinary action by entering into a Letter of Acceptance, Waiver and Consent with the National Association of Securities Dealers, Inc. The matter arose from alleged excessive short-term trading losses for the period from October 1, 2000 to October 31, 2003. The Funds were not parties to the proceeding and bore no associated costs. The Distributor made restitution payments of $645,631 to International Equity Fund, $10,098 to Bond Fund (which later reorganized into the Government Securities Fund) and $3,946 to High Yield Bond Fund. These amounts were equivalent to approximately $0.09, $0.00 and $0.00 per share, respectively, when they were accounted for in each Fund’s net asset value.

GENERAL INFORMATION

Copies of the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws of the Company, each as amended and supplemented, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also available at the SEC’s Internet Web site at http://www.sec.gov. All cash and securities of the Funds, except for U.S. government securities which are represented only in book entry form at the Federal Reserve Bank, are held by State Street or in a central depository system in the name of State Street Bank & Trust Company - Kansas City, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 as the Funds’ Custodian. State Street is also Dividend Disbursing Agent for the Funds’ shares. SASI is Transfer Agent and Registrar for the Funds’ shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Services, Inc., P.O. Box 1499, Montpelier, Vermont 05601-1499.

The independent registered public accounting firm for the Funds is PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Company.

Counsel for the Funds is Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019.

FINANCIAL STATEMENTS

Audited financial statements for the Company as of November 30, 2006 are incorporated by reference to the Funds’ 2006 Annual Report to Shareholders.

The Mid Cap Value and Georgia Municipal Bond Funds are accounting successors to the Synovus Mid Cap Value and Synovus Georgia Municipal Bond Funds, respectively. Audited financial statements for those Synovus Funds, as contained in the Annual Report to Shareholders for the fiscal year ended October 31, 2006, are incorporated by reference.

APPENDIX A: Bond Ratings

Debt Ratings--U.S. Tax-Exempt Municipals

There are nine basic rating categories for long-term obligations. They range from Aaa (highest quality) to C (lowest quality). Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The Modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category. Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g. # Aaa.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Con. (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Description of Standard & Poor’s Municipal Issue Ratings

Municipal Issue Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either.

Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2.	Nature of and provisions of the obligation; and
3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, And C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.
p The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
* Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
r The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

APPENDIX B: Proxy Voting Procedures
Sentinel Asset Management, Inc.

Proxy Voting Philosophy and Procedures
Revised February 15, 2005

The proxy voting philosophy and procedures outlined below pertain to the mutual fund accounts managed by Sentinel Asset Management, Inc. (“SAMI” or the “Company”). For externally managed accounts, the subadvisor shall maintain its own proxy voting philosophy and policy.

PROXY VOTING PHILOSOPHY

In the broadest terms, the Company believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts, and votes all proxies with this goal in mind.

Fiduciary Responsibility

The Company has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of the various accounts under management. While the Company will carefully review each proxy issue and evaluate the statements of competing parties, the determination of the final vote, and/or resolution of any potential conflict of interest, will be based solely on the best interests of the Company’s clients.

Using Management Guidance

The Company strives for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations, and that specific conditions at two different companies may at times result in different votes on similar proxy resolutions. Since the quality of management is one of the most important considerations of the Company’s portfolio managers and analysts when making investments, considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In many cases, unless such recommendations conflict with the interests of National Life Insurance Company and its policyholders, Sentinel Fund shareholders, SAMI clients, and National Life Separate Account II participants and beneficiaries, votes will be cast in accordance with management recommendations. Individual issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of shareholders and clients, resolution is always in favor of the latter group.

Policy on Board of Directors

The Company believes that meaningful, independent oversight of corporate managers is a vital role of a company’s Board of Directors. To that end, the Company will generally support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on director nominees are made on a case-by-case basis examining such factors as board and committee composition, attendance and governance. Votes for director nominees may be withheld in cases with a lack of independence and/or lack of material financial interest in the company.

Policy on Audit Committee

The Company believes that audit committee should be comprised of financially literate, independent directors and shall vote in favor of such proposals. Further, the audit committee should have the exclusive authority to hire independent auditors. The Company will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of such outside auditor.

Policy on Proxy Contest Defenses/Anti-takeover Measures

The Company generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic values. The Company generally supports shareholder resolutions that serve to reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, the Company conducts an independent review of each proposal and votes in the best interests of its clients.

Anti-takeover measures that the Company generally opposes:

  Classification of the Board of Directors
  Shareholder rights plans (poison pills)
  Greenmail
  Supermajority rules to approve mergers or amend charter or bylaws
  Authority to place stock with disproportionate voting rights or Golden Parachutes

Shareholder resolutions that The Company has generally supported:

  Rescind or prohibit any of the above-anti-takeover measures
  Annual voting of directors; repeal classified boards
  Adoption of confidential voting
  Adoption of cumulative voting
  Redeem shareholder rights plans
  Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure

The Company carefully considers proposals to authorize increased shares, and generally limits authorization to funding needs for the next twelve months or compelling management cases. The Company will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

The Company believes that stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing proper motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. The Company will oppose plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate executives and directors. The Company will consider other factors such as other corporate incentives, corporate performance, industry, terms and duration in its decision. Although each plan will be voted on a case-by-case basis, The Company will generally vote against plans which do not meet several criteria. The Company standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) material revisions to plans voted by shareholders. The Company believes that these criteria will set votes in favor of plans that meet the overriding goal aligning management and shareholder interests, while providing reasonable economic incentives for managers. The Company will generally vote against option repricing, and will vote for proposals requiring shareholder approval to reprice options. The Company may withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial benefits and acquisition price.

Social and Environmental Issues

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

  allow shareholder control of corporate charitable contributions exit the nuclear power business
  adopt the MacBride Principles
  adopt the Valdez Principles
  stop doing business with the US Department of Defense
  stop using animals for product testing
  make donations to a pro-life or pro-choice advocate
  stop donations to a pro-life or pro-choice advocate
  move its annual meeting to a town with better public transportation

While the Company’s directors, officers, employees and clients may have personal views with respect to each of these and other issues, it is the Company’s corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

PROXY VOTING PROCEDURES

Proxies for all accounts are forwarded to a single professional designated by the CEO of the Company. A Corporate Governance and Proxy Voting Committee exists to review potential proxy voting policy changes and to decide the outcome of controversial proxy decisions.

  Upon receipt, proxies are verified to insure that the Company or its affiliates own the shares to be voted as of the record date on the proxy statement, and to cross-check that the number of shares/votes indicated on the proxy is correct. This is verified via Investor Responsibility Research Center (IRRC).
  Every effort is made to insure that proxies are forwarded to The Company by IRRC sufficiently in advance of each company’s annual meeting to allow ample time to research the issues, vote and return the proxy.
  Once all proxies for an individual issue/company have arrived, the specific issues to be voted are researched. IRRC provides the Company with an analysis of the issues based on our stated proxy voting guidelines. This recommendation is taken into consideration in the analysis of each issue; the Company makes the final voting decisions. When, in the judgment of the “designated professional,” the infrequent, controversial item arises on a proxy ballot, s/he will search out the opinions and recommendations of senior management who, acting as a “committee,” will determine the ultimate vote.
  Based on this research, the proxies are voted by the designee, who has final discretion on individual issues (except as noted above).
  After the proxies have been voted, each individual proxy vote is recorded in IRRC, and a copy filed. IRRC records: actual vote on each resolution, number of shares voted, whether vote was for or against management’s recommendation, and the date the proxy was voted. The copies are filed in the Company’s library. This file is maintained electronically and in the investment library for a period of 5 years.

GLOBALT Investments
2006 Proxy Voting Policies

GLOBALT has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

In an effort to make more informed proxy voting decisions, GLOBALT hired Glass Lewis & Co. as of December 2004 to act as our proxy advisor. Glass Lewis provides GLOBALT with in-depth research on all proxies issued by the companies in our clients’ portfolios and voting recommendations for all proposals contained in those proxies. GLOBALT has complete decision-making authority and instructs Glass Lewis whether we accept their recommendation or disagree and how we wish them to vote. We have every confidence that this added benefit only enhances our service to our clients as we make voting decisions in the best economic interest of the portfolios.

The following is a summary of our proxy voting policies. References to “GLOBALT/we” include internal personnel, as well as third party service vendors.

Policy Overview

I. A Board of Directors that Serves the Interests of Shareholders

Election of Directors
GLOBALT looks for talented boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders typically possess the following three characteristics: (1) independence; (2) a record of positive performance; and (3) members with a breadth and depth of experience.

Independence
GLOBALT looks at each individual on the board and examines his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member. We believe the existence of personal, familial or financial relationships makes it difficult for a board member to put the interests of the shareholders whom she is elected to serve above her own interests or those of the related party.

To that end, we classify directors in three categories based on the type of relationships they have with the company:

1.

Independent Director - A director is independent if she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within three to five (3-5) years prior to the inquiry are usually considered to be “current” for purposes of this test.

2.

Affiliated Director - A director is affiliated if she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.

3.

Inside Director – An inside director is one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

GLOBALT believes that a board will most effectively perform the oversight necessary to protect the interests of shareholders if it is independent. In general, we feel that at least two-thirds of the members of the board should consist of independent directors. In the event that more than one third of the members are affiliated or inside directors, GLOBALT typically withholds votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold we believe is appropriate.

We believe that only independent directors should serve on a company’s audit, compensation, nominating and governance committees. GLOBALT typically withholds votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

In addition, we apply heightened scrutiny to avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Performance
GLOBALT favors governance structures that will drive performance and create shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders lies in the actions of the board and its members. We look at the performance of these individuals in their capacity as board members and executives of the company and in their roles at other companies where they may have served.

We disfavor directors who have a track record of poor performance in fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. GLOBALT typically withholds votes from the following:

Board members generally:

1.	A director who fails to attend a minimum of 75% of the board meetings and applicable committee meetings.
2.	A director who belatedly filed a significant form(s) 4 or 5, or has a pattern of late filings (We look at these forms on a case-by-case basis).
3.	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
4.	A director who has received two “withhold” recommendations from GLOBALT advisor Glass Lewis for identical reasons within the prior year at other companies.

Audit committee members:

1.

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total 1/3 or less of the total fees billed by the auditor.

2.	All members of an audit committee where non-audit fees include fees for tax services for senior executives of the company or involve services related to tax avoidance or tax shelter schemes.
3.	All members of an audit committee that re-appointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
4.	All members of an audit committee where the auditor has resigned and reported that a Section 10A Letter has been issued.
5.	All members of an audit committee at a time when accounting fraud occurred at the company.
6.	All members of an audit committee at a time when financial statements had to be restated due to negligence or fraud.
7.	All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion.
8.	All members of an audit committee at a time when the company fails to report or to have its auditor report material weaknesses in internal controls.
9.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
10.

The audit committee chair if the committee failed to put auditor ratification on the ballot for shareholder approval for the upcoming year and fees for the past two years are reasonable (i.e. audit plus audit-related fees are higher than tax fees and higher than all other fees).

11.

All members of an audit committee if the committee failed to put auditor ratification on the ballot for shareholder approval, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year.

12.

The chair of the audit committee if the committee does not have a financial expert or has a financial expert who does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

13.	The audit committee chair if the audit committee did not meet at least 4 times during the year.
14.	The audit committee chair if the committee has less than three members.
15.	All audit committee members who sit on more than three public company audit committees.
16.	All members of the audit committee when the company receives a “material weakness” letter from the auditor in their 10-K.

Compensation committee members:

1.	All members of the compensation committee who are currently up for election and served at the time of poor pay-for-performance.
2.	All members of the compensation committee (during the relevant time period) if excessive employment agreements and/or severance agreements were entered into.
3.

All members of the compensation committee if performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained.

4.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.
5.	The compensation committee chair, if the compensation committee did not meet during the year, but should have (e.g., executive compensation was restructured or a new executive was hired).
6.

Any member of the compensation committee who has served on the compensation committee of at least two other public companies where compensation is not in line with performance and is also suspect at the company in question.

Governance committee members:

1.

All members of the governance committee during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights (i.e., where the proposal received a sufficient number (i.e., at least a majority of shares voting) of shareholder votes to allow the board to implement or take the necessary precursor steps toward implementing that proposal).

2.	The governance committee chair when the chairman is not independent and an independent lead or presiding director has not been appointed.

Nominating committee members:

1.

All members of the nominating committee when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., new directors were nominated).
3.	In the absence of a governance committee, the nominating committee chair when the chairman is not independent and an independent lead or presiding director has not been appointed.

Experience
GLOBALT typically withholds votes from directors who have served on boards or as executives of companies with track records of poor performance, overcompensation, audit or accounting related issues and/or other indicators of mismanagement or actions against the interests of shareholders

Likewise, GLOBALT looks for boards with talented directors who have a diversity of backgrounds and experience that will enable them to understand the issues particular to the company where they serve and who collectively have the ability to review and judge the critical issues they decide on behalf of shareholders.

Where GLOBALT believes this diversified talent is missing from the board, we withhold votes as appropriate to address the issue.

Other Considerations
Irrespective of the overall presence of independent directors on the board, we believe that a board should be wholly free of people who have an identifiable and substantial conflict of interest. Accordingly, GLOBALT withholds votes from the following types of affiliated or inside directors under nearly all circumstances.

Conflict of Interest:

1.

CFO who presently sits on the board. In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to and not sit on the board.

2.

Director who presently sits on an excessive number of boards. A board member who serves as an executive officer of any public company while serving on more than a total of four public company boards and any other director who serves on more than a total of six public company boards typically receives a withhold vote from GLOBALT.

3.

Director, or a director who has an immediate family member, who is currently providing consulting or other material professional services to the company. The one exception to this is for a representative of a law firm where the firm serves as general counsel to the company (or the board member serves as general counsel) if there is 1/3 or fewer affiliates and insiders on the board, including that director. These services may include legal, consulting or financial services to the company.

4.	Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
5.

Current interlocking directorships. CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure promotion of shareholder interests above all else.

While we do not believe there is a universally applicable optimum board size, we do believe that boards should have a minimum of five directors in order to ensure that there is a sufficient diversity of views and breadth of experience in every decision the board makes and to enable the formation of key board committees with independent directors. At the other end of the spectrum, we believe that boards whose size exceeds 15 will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions.

To that end, we typically vote against the chairman of a board with fewer than 5 directors. With boards consisting of more than 20 directors, we typically vote against the members of the governance committee (or the nominating committee in the absence of a governance committee). For boards with between 15 and 20 directors, we make a case-by-case determination.

Controlled Companies
Controlled companies present an exception to our independence recommendations. The board of directors’ function is to protect the interests of shareholders; however, when a single individual or entity owns more than 50% of the voting shares, then the interests of the majority of shareholders are the interests of that entity or individual. Consequently, GLOBALT does withhold votes from boards whose composition reflects the makeup of the shareholder population. In other words, affiliates and insiders who are associated with the controlling entity are not subject to the two-thirds independence rule.

The independence exceptions that we make for controlled companies are as follows:

1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence non-independent board members.
2. The compensation committee and nominating and governance committee(s) do not need to consist of independent directors.
a. We believe that controlled companies do not need to have standing nominating and corporate governance committees. Although a committee charged with the duties of searching for, selecting and nominating independent directors can be of benefit to all companies, the unique composition of controlled companies’ shareholder base make such a committee both less powerful and less relevant.
b. We do not require compensation committees at controlled companies to be independent. Although we believe the duties of a committee charged with approving and monitoring the compensation awarded to a company’s senior executives would best be executed by independent directors, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.
c. In a similar fashion, controlled companies do not need to have an independent chairman or a lead or presiding director. Although, in our opinion, an independent director in a position of authority on the board – such as the chairman or presiding director – is best able to ensure the proper discharge of the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

We do not make independence exceptions for controlled companies in the case of audit committee membership. Audit committees should consist solely of independent directors. Regardless of the company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements.

In the case where an individual or entity owns more than 50% of the company’s voting power but the company is not deemed a “controlled” company, we lower our independence requirement from 2/3rds to a majority of the board and keep all other standards in place.

Separation of the roles of Chairman and CEO
GLOBALT believes that separating the roles of corporate officers and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by the board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else. GLOBALT votes for proposals to separate the roles of chairman of the board and CEO, except in circumstances where the existing arrangement has worked out to be economically beneficial to shareholders so as not to warrant a change at the time proposed.

In the absence of an independent chairman, GLOBALT votes for a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

Declassified Boards
GLOBALT generally votes for the repeal of staggered boards and the annual election of directors. We believe that staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel that the annual election of directors encourages board members to focus on the interests of shareholders.

Mandatory Director Retirement Provisions

Director Term Limits
Term limits are typically not in the best interests of shareholders. GLOBALT generally votes against term limits. The academic literature available on this subject suggests there is no evidence of a correlation between tenure on the board and a director’s performance. Although, on occasion, term limits serve as a crutch for boards that are unwilling to take the steps necessary to police their membership and make the difficult decisions pertaining to when turnover is appropriate. Some shareholders also support term limits as a way to force change where boards lack the fortitude to make changes on their own.

GLOBALT believes the experience of directors through their service over time can be a valuable asset to shareholders as directors navigate complex and critical issues faced by the board. However, we understand and support the need for periodic director rotation to ensure a fresh perspective in the board room and the generation of new ideas and business strategies. Therefore, in certain circumstances, we vote for term limits that are set at not less than 10 years.

Director Age Limits
GLOBALT believes that age limits are not in the best interests of shareholders. Age limits unfairly imply that older directors (or in rare cases, younger) cannot contribute to the oversight of a company. The academic literature available on this subject suggests there is no evidence of a correlation between age and a director’s performance. Age limits serve as a crutch for boards that are unwilling to take the steps necessary to police their membership and make the difficult decisions pertaining to when turnover is appropriate. While we understand the support for age limits by some institutions as a way to force change where boards lack the fortitude to make changes on their own, the long term impact of these limits is to restrict experienced and potentially valuable board members from service at an arbitrary cut-off date. The experience of directors through their service over time can be a valuable asset to shareholders as directors navigate complex and critical issues faced by the board. Accordingly, GLOBALT generally votes against age limits for directors. Only in situations where we feel a needed change has not occurred through other means might GLOBALT vote in favor of such a limit.

Requiring Two or More Nominees per Board Seat
There have been a number of shareholder proposals in recent years that have attempted to address a growing sentiment among shareholders that director elections should be more than just for show. One such proposal requires that the board give shareholders a choice of directors for every seat in every election.

GLOBALT generally votes for proposals seeking to open the election process to multiple nominees or requiring a minimum threshold of support for a director’s election. This process is more likely to produce a qualified board of directors, and a board that is more responsive to shareholders than the system currently in place at most companies.

II. Transparency and Integrity of Financial Reporting

Auditor Ratification
We believe the role of the auditor is crucial in protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do thorough analysis of the company’s books to ensure that the information ultimately provided to shareholders is accurate, fair and a reasonable representation of the company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about the fiscal health of the company.

In our view, shareholders should demand the services of an objective and well-qualified auditor at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the public they serve. Almost without exception, shareholders should be given the opportunity to review the performance of the auditor annually and ratify the board’s selection of an auditor for the coming year.

GLOBALT generally votes for management's recommendation regarding the selection of an auditor except in cases where we believe the independence of a returning auditor or the integrity of the audit has been compromised. Where the board has not allowed shareholders to exercise their right and responsibility to review and ratify the auditor, we typically withholding votes from the chairman of the audit committee of the board and occasionally from the entire audit committee in exceptional situations.

Reasons why we may vote against ratification of the auditor include:

  When audit fees added to audit-related fees total less than the tax fees and/or less than other non-audit fees.
  If there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g. a restatement due to a reporting error).
  When the auditor performs tax shelter work or work for a contingent type fee including a fee based on a percentage of economic benefit to the company.

  When audit fees are excessively low, especially when compared with other companies in the same industry.
  When the company has aggressive accounting policies.
  When the company has poor disclosure or lack of transparency in its financial statements.
  We also look for other relationships or issues of concern with the auditor that might suggest a conflict between the interests of the auditor and the interests of shareholders.

We typically support audit related proposals regarding:

  Mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues
The question often raised in proxy proposals related to pension accounting is what effect, if any, projected returns on employee pension assets should have on the Company's net income. This issue often comes up in the context of executive compensation and the extent to which pension accounting should be reflected in the performance of the business for purposes of calculating payments to executives.

GLOBALT believes that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.

Reporting Contributions and Political Spending
GLOBALT believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. However, the area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public. Other than in exceptional circumstances (e.g. where the Company does not adequately disclose information about its contributions to shareholders or where the Company has a history of abuse in the donation process) we believe that the mechanism for disclosure and the standards for giving are best left to the board.

III. The Link Between Compensation and Performance

Equity-Based Compensation Plans
GLOBALT evaluates option and other equity-based compensation plans on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the Company.

We recognize that equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, we take factors such as the administration of the plan, the method and terms of exercise, re-pricing history and express or implied rights to re-price, the presence of evergreen provisions and other factors into account in our analysis.

GLOBALT uses the proprietary model developed by its third-party advisor, Glass Lewis, to evaluate plans based on each of the following principles:

  Companies should seek more shares only when they need them.
  Plans should be small enough that companies need approval every three to four years (or less) from shareholders.
  If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

  Annual net share count and voting power dilution should be limited.
  Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.
  The expected annual cost of the plan should be proportional to the value of the business.
  The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.
  Plans should deliver value on a per-employee basis when compared with programs at peer companies.
  Plans should not permit re-pricing of stock options.
  Plans should not contain excessively liberal administrative or payment terms.

Option Exchanges
GLOBALT disfavors option exchanges, which re-price options after their initial grant. Shareholders have substantial, real downside risk in owning stock and we believe that the employees, officers and directors that receive stock options should be similarly situated to align interests optimally. We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined ab initio to take on unjustifiable risks. Moreover, a predictable pattern of re-pricing or exchanges substantially alters the value of the stock option in the first instance; options that will practically never expire deeply out of the money are worth far more than options that have such a risk. In short, re-pricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to a re-trade. As such, GLOBALT generally votes against option exchanges.

There is one circumstance in which a re-pricing or option exchange program is acceptable, namely, if the value of a stock has declined dramatically because of macroeconomic or industry trends (rather than specific company issues) and re-pricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original equity-based compensation “bargain” was struck. In such a circumstance, we will vote for a re-pricing only if the following conditions are true:
(i) officers and board members do not participate in the program;
(ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;
(iii) the exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs; and
(iv) management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

Performance Based Options
GLOBALT believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. If the board believes in performance-based compensation for executives, then these proposals typically will not hamper the board's ability to create such compensation plans. GLOBALT generally votes for performance-based option requirements.

Linking Pay with Performance
GLOBALT strongly believes that executive compensation should be linked directly with the performance of the business the executive is charged with managing. GLOBALT’s advisor, Glass Lewis, has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. The Glass Lewis model benchmarks the compensation of these executives compared with their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, Glass Lewis ranks companies according to their pay-for-performance.

GLOBALT uses this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee’s performance.

162(m) Plans
Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. GLOBALT recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. We also believe that this provision enables us to provide important review and consent of executive compensation, a subject that has raised some troubling concerns at several companies over the past few years.

Given the shareholder approval requirement of section 162(m), we believe that companies must provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. In order to allow for meaningful shareholder review, we believe that these proposals should generally include: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company's peers.

Where companies fail to provide the very minimum disclosure set forth above or where the proposed plan is excessive when compared with those of the companies’ peers, GLOBALT typically votes against the plan. The company’s track record of aligning pay with performance (as evaluated using Glass Lewis’ proprietary Pay-for-Performance model) also plays a role in our recommendation on this issue. Where a company has a track record of reasonable pay relative to the performance of the business, we are not typically inclined to vote against a plan even if the plan caps seem large relative to peers because we recognize the value of having the option of special compensation arrangements for continued exceptional performance.

Director Compensation Plans
Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. GLOBALT uses the results of this model to assist in making our voting decisions on director compensation plans.

Options Expensing
GLOBALT strongly favors the expensing of stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company's operational earnings. When companies refuse to expense options, the effect of options on the company's finances is obscured and accountability for their use as a means of compensation is greatly diminished. We will always vote for a proposal to expense stock options.

Limits on Executive Compensation
As a general rule, GLOBALT believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with its peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, GLOBALT favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a CEO's pay is capped at a low level rather than flexibly tied to the performance of the Company.

Limits on Executive Stock Options
Stock options are a common form of compensation for senior executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.

Linking Pay to Social Criteria
GLOBALT believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. We also believe, however, that the board and specifically its compensation committee are in the best position to set policy on management compensation. The board's compensation committee can be held accountable for the compensation awarded through the election of directors.

Full Disclosure of Executive Compensation
GLOBALT believes that disclosure of information regarding compensation is critical to enabling the evaluation of the extent to which a company's pay is keeping pace with its performance. However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use information based on the individual level except in the case of senior corporate officers. Moreover, it will rarely be in the interests of shareholders to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could also create internal personnel issues that would be counterproductive for the company and its shareholders.

While we are in favor of full disclosure for senior executives and we view information about compensation at the aggregate level (e.g. number of employees being paid over a certain amount or in certain categories) potentially very useful, we do not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

IV. Governance Structure and the Shareholder Franchise

Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically GLOBALT votes against these plans to protect their financial interests and ensure they have the opportunity to consider any offer for their shares, especially those at a premium.

Boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this, where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation. This issue is different from other matters that are typically left to the board's discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring shareholders have a voice is the only way to safeguard their interests.

In certain limited circumstances, we will vote for a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause. We will consider supporting a poison pill plan if the provisions of the qualifying offer clause include the following attributes: (i) the form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to make amendments to the offer, to reduce the offer or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

Right of Shareholders to Call a Special Meeting
GLOBALT strongly supports the right of shareholders to call special meetings. However, in order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

Shareholder Action by Written Consent
GLOBALT strongly supports the right of shareholders to act by written consent. However, in order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

Authorized Shares
Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, GLOBALT typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

(i)	Stock Split –
(ii)	Shareholder Defenses
(iii)	Financing for Acquisitions
(iv)	Financing for Operations

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where GLOBALT finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, GLOBALT typically votes against the authorization of additional shares. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Advance Notice Requirements for Shareholder Ballot Proposals
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe it is best for shareholders to have the opportunity to review and vote on all proposals and director nominees that arise. Shareholders can always vote against those proposals that appear with little prior notice. However, shareholders, as owners of the business, are capable of identifying those issues where they have sufficient information and ignoring those where they do not. Setting arbitrary notice restrictions simply limits the opportunity for shareholders to raise issues that may come up after the arbitrary window closes until the following year’s annual meeting.

Accordingly, GLOBALT typically votes against these proposals.

Voting Structure
Cumulative Voting
Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company’s ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company’s stock. In those situations, shareholders need the protections of cumulative voting to ensure their voices are heard. GLOBALT believes that cumulative voting generally operates as a safeguard for shareholders by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.

The recent academic literature on this subject indicates that where a highly independent board is in place and the company has a shareholder friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

Accordingly, GLOBALT reviews these proposals on a case-by-case basis factoring in the independence of the board and the status of the company’s governance structure. However, we typically find that these proposals are on ballots where independence is lacking and appropriate checks and balances that favor shareholders are not in place. In those instances, GLOBALT typically votes for cumulative voting.

Supermajority Vote Requirements
GLOBALT believes that supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to shareholder interests. One key example is in the takeover context where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business.

Transaction of Other Business at an Annual or Special Meeting of Shareholders
GLOBALT believes that shareholders should have a say in all matters up for a vote. Therefore, we generally do not vote to give our proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

Conflicts of Interest
In the case of material conflicts of interest, GLOBALT, in accordance with this pre-determined policy, would vote proxies based on the recommendation of our independent third-party advisor (Glass Lewis).

Offshore Reincorporation
U.S. to Offshore
We generally oppose “corporate inversion” transactions, which generally involve a move from the United States to a country with lower corporate tax rates. While we recognize that there are often significant tax advantages to the company from such a reincorporation, there are real and substantial disadvantages, namely: (i) these transactions constitute a taxable event under section 367 of the Internal Revenue Code, such that shareholders will recognize a gain to the extent that the share price at closing exceeds their basis in the stock; (ii) shareholders often have fewer rights in these foreign jurisdictions (and what rights they do have are certainly less well understood and harder to enforce), including, for example, that Bermuda does not allow for automatic enforcement of U.S. judgments such as derivative action judgments; (iii) there are potential economic and political ramifications – such as denial to federal contracts -- that could substantially injure the fundamental business operations and success of the company; and (iv) the tax advantages may be short-lived – or even illusory -- as evidenced by pending congressional bills that threaten to reduce or eliminate the tax advantages associated with inversion transactions both prospectively and retroactively. See Office of Tax Policy, Department of the Treasury, Corporate Inversion Transactions: Tax Policy Implications at 3 n.2 (citing introduced bills). Accordingly, we will rarely, if ever, be supportive of an inversion transaction that involves a reincorporation outside of the United States.

Offshore to U.S.
Proposals concerning reincorporating the company in a U.S. state involve quite a different analysis. At this point, the company in question is already experiencing the tax benefits of being a Bermuda or other non-U.S. corporation, and we believe the stock price often reflects that status.

We take the company’s trailing price-to-earnings multiple to calculate how much the tax savings is actually worth and what percentage of the company’s market capitalization it represents. Since the academic evidence suggests that companies that move offshore do not experience reduced price-to-earning ratios, we anticipate that reincorporating in the U.S. would likely not affect the Company’s current multiple. Accordingly, we estimate what a move back to the United States will likely cost shareholders as a percentage of the value of their stock. By taking the company’s current stock price, we can then estimate what it will be at solely as a result of reincorporation in the U.S.

Commonly, proponents of returning to the U.S. have suggested that the company in question might lose business (such as government contracts) by virtue of being domiciled offshore. We can calculate how much the company would have to lose in revenue to offset the tax advantages it currently obtains by being domiciled offshore, and in the cases we have reviewed, it has not been a strong argument when you look at the figures.

We note that for some shareholders, reincorporation in the United States may create a taxable event, depending on how such a transaction is structured and the stock price at the time of the closing. We are concerned that shareholders whose basis is less than the stock price at that time may have another tax realization event hard on the heels (assuming the company recently reincorporated outside of the U.S.) of the one incurred when the company originally reincorporated offshore.

Finally, we agree with proponents’ argument that incorporating in a U.S. state would increase U.S. shareholders’ ability to enforce their rights against officers and directors. Recent experience has underscored the importance of a well-settled body of law, as well as the importance of being able to enforce a judgment when officers and directors breach their fiduciary duties. There also may be, proponents often point out, substantial harm to the company’s reputation and image as a result of its being domiciled offshore.

Weighing all of these factors, however, we conclude that the admittedly important benefits cited by proponents are generally outweighed by the potential stock price effect.

V. Shareholder Initiatives and Management of the Firm
GLOBALT evaluates shareholder proposals on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

Labor Standards and Human Rights
GLOBALT supports proposals that seek to protect human rights, improve workplace diversity, and advance equal employment opportunities.

China Principles
GLOBALT votes against proposals to implement the China Principles unless:

  There are serious controversies surrounding the company’s China operations; and
  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-Specific Human Rights reports
GLOBALT votes case-by-case on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

  The nature and amount of company business in that country;
  The company’s workplace code of conduct;
  Proprietary and confidential information involved;
  Company compliance with U.S. regulations on investing in the country; and
  Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
GLOBALT votes case-by-case on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

  The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
  Agreements with foreign suppliers to meet certain workplace standards;
  Whether company and vendor facilities are monitored and how;
  Company participation in fair labor organizations;
  Type of business;
  Proportion of business conducted overseas;
  Countries of operation with known human rights abuses;
  Whether the company has been recently involved in significant labor and human rights controversies or violations;
  Peer company standards and practices; and
  Union presence in company’s international factories

GLOBALT generally votes for reports outlining vendor standards compliance unless any of the following apply:

  The company does not operate in countries with significant human rights violations;
  The company has no recent human rights controversies or violations; or
  The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
GLOBALT votes case-by-case on proposals to endorse or increase activity on the MacBride Principles, taking into account:

  Company compliance with or violations of the Fair Employment Act of 1989;
  Company antidiscrimination policies that already exceed the legal requirements;
  The cost and feasibility of adopting all nine principles;
  The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
  The potential for charges of reverse discrimination;
  The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
  The level of the company’s investment in Northern Ireland;
  The number of company employees in Northern Ireland;
  The degree that industry peers have adopted the MacBride Principles; and
  Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Workplace Diversity
Board Diversity
GLOBALT generally votes for reports on the company’s efforts to diversify the board, unless:

  The board composition is reasonably inclusive in relation to companies of similar size and business; or
  The board already reports on its nominating procedures and diversity initiatives.

GLOBALT votes case-by-case on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

  The degree of board diversity;
  Comparison with peer companies;
  Established process for improving board diversity;
  Existence of independent nominating committee;
  Use of outside search firm; and
  History of EEO violations.

Equal Employment Opportunity (EEO)
GLOBALT generally votes for reports outlining the company’s affirmative action initiatives unless all of the following apply:

  The company has well-documented equal opportunity programs;
  The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
  The company has no recent EEO-related violations or litigation.

GLOBALT votes against proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
GLOBALT votes for reports outlining the company’s progress toward the Glass Ceiling Commission’s business recommendations, unless:

  The composition of senior management and the board is fairly inclusive;
  The company has well-documented programs addressing diversity initiatives and leadership development;
  The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
  The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation
GLOBALT votes for proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

GLOBALT votes against proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

Military and US Government Business Policies
GLOBALT believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

Foreign Government Business Policies
GLOBALT believes that worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.

Environmental Policies
GLOBALT votes on all proposals referenced in the “Environmental Policies” section according to what we believe to be in the best economic interests of shareholders absent any specific instructions from our clients.

Drug Pricing
GLOBALT votes case-by-case on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

  Whether the proposal focuses on a specific drug and region
  Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

  The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
  Whether the company already limits price increases of its products
  Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
  The extent that peer companies implement price restraints

Genetically Modified Foods
GLOBALT votes against proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

GLOBALT votes case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

  The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
  The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
  Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs
  Any voluntary labeling initiatives undertaken or considered by the company.

GLOBALT votes case-by-case on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

  The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
  The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
  The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

GLOBALT votes against proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. GLOBALT votes against proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Steinberg Asset Management, LLC
Effective March 31, 2004

Introduction
Many of Steinberg’s investment management clients have delegated to Steinberg the authority and responsibility to vote proxies for the voting securities held in their accounts. Where Steinberg has been granted the authority and accepted the responsibility for voting proxies, it will determine whether and how to do so, in the case of individual proxies, in accordance with this Proxy Voting Policy and Procedure (“Policy”). Steinberg reserves the right to amend this Policy at any time.

Steinberg endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when Steinberg expects to routinely abstain from voting:

1. Proxies may not be voted in cases where Steinberg anticipates that it may soon be removing the security from a given client’s account.
2. Proxies will usually not be voted in cases where the security has been loaned from the client’s account, or where Steinberg determines that the costs to the client and/or the administrative inconvenience of voting the security (e.g., foreign securities) outweigh the benefit of doing so.

Ordinarily, Steinberg will not notify clients when it abstains from voting in these routine circumstances.

When Steinberg votes proxies it will do so in the best interest of its clients (defined, for this purpose, as in the best interest of enhancing or protecting the economic value of client accounts), considered as a group, as Steinberg determines in its sole and absolute discretion.

Steinberg generally will not accept proxy voting authority from a client if the client seeks to impose client-specific voting guidelines that may be inconsistent with Steinberg’s guidelines or with the client’s best economic interest in Steinberg’s view.

Proxy Committee
Proxy voting is overseen by the Steinberg Proxy Committee. The Proxy Committee is composed of senior investment, operations and client service professionals. The Committee is responsible for setting general policy as to the voting of proxies and the maintenance and administration of this Policy. Specifically, the Committee:

1. Reviews this Policy and associated Proxy Voting Guidelines annually and approves, from time to time, any amendments which it considers to be advisable and consistent with the Policy’s overall mandate of serving the best economic interests of those Steinberg advisory clients for which the firm has proxy voting authority.

2. Considers special proxy issues as may arise from time to time, including voting proxies:

☐ for which the Proxy Voting Guidelines do not provide clear and definitive guidance; and/or
☐ where an exception to the established Guidelines may be in the best interests of Steinberg clients.

Proxy Voting Administration
Steinberg Operations administers this Policy on a continuous basis through a Proxy Team that reports to Steinberg’s Managing Director (Operations). The Proxy Team has the following duties:

1. Continuously maintain the Proxy Voting Guidelines and make recommendations, as necessary, to the Proxy Committee regarding their amendment.

2. Monitor upcoming shareholder meetings and solicitations of proxies for such meetings.

3. Routine voting of proxies in accordance with this Policy and Steinberg’s Proxy Voting Guidelines.

4. Coordinate the Proxy Committee’s review of any new or unusual proxy issues.

5. Oversee the work of any third-party proxy service provider which Steinberg may retain and the protocols needed to ensure that the service provider timely and accurately accomplishes all votes and fulfills all other responsibilities as directed by Steinberg.

6. Coordinate responses to Steinberg investment professionals’ questions, if any, regarding proxy issues and this Policy, including forwarding specialized proxy research received from the proxy service provider.

7. Establish and preserve (or ensure that Steinberg’s proxy service provider does so) all required records as to proxy voting.

8. Ensure that clients that so request are timely furnished copies of this Policy.

9. Establish and maintain the means by which reports of proxy voting on behalf of Steinberg-advised accounts are timely and confidentially made available to clients of the firm that request to receive these for their accounts.

Proxy Voting Guidelines
Steinberg policy is to vote proxies, subject to the foregoing overall best economic interest standard, in accordance with written Proxy Voting Guidelines (“Guidelines”), as established by the Proxy Committee. A copy of the Guidelines is attached and incorporated within this Policy as “Attachment A”. As an aid rather than a substitute for applying the Guidelines, Steinberg also regularly considers the analysis and recommendations of an independent proxy service provider.

Conflicts of Interest

With Other Steinberg Affiliates
Steinberg and their affiliates owns, operates and has interests in lines of business that may create or give rise to the appearance of a conflict of interest between Steinberg or its affiliates and those of Steinberg advised clients.

Management of Conflicts
Steinberg’s policy is to always vote proxies in the best interests of its clients, as a whole, without regard to its own self interest or that of its affiliates. Steinberg has various compliance policies and procedures in place in order to address any material conflicts of interest which might arise in this context.

  Steinberg’s enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information.
  Within Steinberg, the Steinberg Code of Ethics affirmatively requires that employee’s of the firm act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the employee’s interests and those of Steinberg’s clients.
  By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Team and the Proxy Committee undertakes:

1. To disclose to the Managing Director (Operations) or chairperson of the Proxy Committee, respectively, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how Steinberg shall vote proxies; and
2. To refrain from taking into consideration, in the decision as to whether or how Steinberg shall vote proxies:

  The existence of any current or prospective material business relationship between Steinberg or any of it’s affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or
  Any direct, indirect or perceived influence or attempt to influence such action which the member views as being inconsistent with the purpose or provisions of this Policy or the Steinberg Codes of Ethics.

Where a material conflict of interest is determined to have arisen in the proxy voting process which may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, Steinberg’s policy is to invoke one or more of the following conflict management procedures:
1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner which is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include Steinberg’s proxy service provider.
3. In unusual cases, with the client’s consent and upon ample notice, forwarding the proxies to Steinberg’s clients so that they may vote the proxies directly.

Conflicts of interest are to be monitored and resolved pursuant to the Steinberg Proxy Voting Policy described above.

Availability of Policy and Proxy Voting Records to Clients
Steinberg will initially inform clients of this Policy and how a client may learn of Steinberg’s voting record for the client’s securities through summary disclosure in Part II of Steinberg’s Form ADV. Upon receipt of a client’s request for more information, Steinberg will provide to the client a copy of this Policy and/or how Steinberg voted proxies for the client pursuant to this policy for up to a one-year period.

Attachment A

The following guidelines have been established as a framework for exercising fiduciary authority in voting proxies for our fully discretionary accounts, including ERISA accounts in accordance with the views of the Department of Labor “DOL” as set forth in an advisory letter known as the “Avon letter”. Accordingly, Steinberg as a fiduciary, must vote ERISA account proxies exclusively for the benefit of the plan’s participants or beneficiaries. These guidelines are, however, merely guidelines as specific situations may call for unique responses and as such are not intended to be rigidly applied.

Steinberg’s proxy policy is based on the following positions:
(i) Management is generally most qualified to determine how to vote on board of director composition, selection of auditor, compensation, corporate law compliance and social issues; and
(ii) Measures that are likely to entrench management or deter takeovers generally depress market value on both a long and short term basis and should not be supported.

The Board of Directors

A. Director Nominees
Steinberg places a high degree of importance on board independence and will withhold votes for nominees who are insiders or affiliated outsiders on compensation, audit, or nominating committees. Otherwise, votes shall be cast for the entire slate of directors nominated by the board. This is based on the view that, management is in a good position to determine the credibility and potential contributions of the nominees and that director selection alone does not materially affect a company’s market value.

Factors that may alter this policy are the establishment of anti-takeover measures limiting shareholder rights, conflicts of interest including consulting fees, abusive compensation schemes, poor attendance, failure to implement shareholder proposals that have voted favorably by the majority of shareholders or long-term poor economic performance.

B. Classified or Staggered Boards
Votes shall be cast against proposals to classify or stagger boards. Votes shall be cast for shareholder proposals to de-classify boards. This is based on the view that periodic, as opposed to yearly, election of directors can be used to entrench management and make a corporation less attractive as a takeover candidate.

C. Cumulative Voting
Votes shall be cast on a case by case basis. Under cumulative voting each stockholder is permitted to cast a number of votes equal to the number of share owned multiplied by the number of directors to be elected in any manner desired. Therefore cumulative voting can enable minority shareholders, dissatisfied with entrenched management, board representation.

If we are pleased with the current structure of the board, we will vote against such proposals. If there is evidence that management is entrenching the board or if other anti-takeover devices are in place we will generally vote for cumulative voting.

D. Size of the Board
Votes to increase or decrease the size of the board shall be determined on a case by case basis.
Votes shall be cast against capping the number of directors on the board.
The vote will be determined by the current size of the board, the reasons for the change and the probability that the proposed change might be used as an anti-takeover measure. Capping the size of a board is generally viewed as a management device to entrench friendly directors and make it difficult for outside shareholders to add their representative to a board.

E. Independent Directors
Votes shall generally be cast for proposals seeking a majority of directors be independent.
Votes shall generally be cast for proposals that Audit, Compensation and Nominating Committees be constituted such that a majority of directors are independent.

F. Separate Offices of Chairperson and Chief Executive Officer
Votes shall be cast on a case by case basis on proposals to separate the Office of the Chairman from that of the Chief Financial Officer. Generally, separation of the offices eliminates the potential conflict of self-monitoring, however particularly in the case of small or recently reorganized companies, a combination of the two positions may be appropriate.

G. Director Liability Limitation
Votes shall generally be cast for proposals limiting director liability.
Such proposals are viewed as necessary to attract high quality board nominees in a litigious corporate environment. Votes shall be cast against proposals limiting director liability for gross negligence or violation of the duty of care that go beyond reasonable standards.

H. Term Limits
Votes shall be cast against term limits.
Term limits may result in prohibiting the service of directors who significantly contribute the company’s success and who effectively represent stockholders’ interests.

Corporate Governance

A. Selection of Auditors
Votes shall be cast for the ratification of auditors recommended by management.
Unless there is reason to believe that the company’s auditors have become complacent or derelict in their duties, the selection of auditors generally will not materially impact a corporation’s market value and management is most qualified to make this determination.

Auditor independence:
Shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services (or cap level of non-audit services) will be decided on a case by case basis following the guidance of ISS.

Audit firm fees:
We will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees combined. We will refer to ISS which follows the disclosure categories being proposed by the SEC in applying the above formula.

Audit firm ratification:
We will vote for shareholder proposals requesting shareholder vote for audit firm ratification.

Audit firm rotation:
We will vote for shareholder proposals asking for audit firm rotation, unless rotation period is less than five years.

B. Unequal Voting rights
Votes shall be cast against proposals to authorize or issue voting shares with unequal voting rights.
Shares with super-voting characteristics give entrenched management or other insiders excessive voting dominance. Under current SEC regulations, a corporation with a class of issued super-voting stock is generally ineligible for trading on NASDAQ or a national stock exchange.

C. Fair Price Provisions
Votes shall be cast against fair price provisions.
Certain states, such as Delaware, have built fair price provisions into their corporate law which apply to all public companies except those who opt out of the fair price statute. Votes shall be cast for any proposal, usually initiated by shareholders, to opt out of a fair price statute.

Fair price provisions tend to make takeovers, particularly tender offers more expensive by requiring that stockholders tendering their shares at the “back end” of a tender offer receive equal consideration to that given shareholders who tender their shares at the “front end”.

D. Confidential Voting
Votes shall be cast for confidential voting which permits shareholders to vote without identification.

E. Supermajority Provisions
Votes shall be cast against proposals to require a supermajority to approve significant business combinations or to amend any bylaws or charter provisions. Votes shall be cast for initiatives to eliminate supermajority provisions. These provisions serve to protect entrenched management.

F. Shareholders’ Right to Call Meetings and access to the proxy ballet
Votes shall be cast against restrictions on stockholders to call meetings.
Any limitation on stockholders to act can strengthen entrenched management’s hand in a takeover or other corporate challenge thus making a corporation a less attractive takeover candidate. Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members will be evaluated on a case by case basis.

G. Shareholder Action by Written Consent
Votes shall be cast against proposals to restrict stockholders from taking action by written consent.
Use of written consents is an inexpensive method for stockholders to pass resolutions that might be challenged by entrenched management in a stockholders’ meeting. Written consents have been used as takeover mechanisms to quickly expel entrenched management.

H. Reincorporation
Votes generally shall be cast against reincorporation into Delaware or other pro-management state.
Votes generally shall be cast for reincorporation into states that offer less resistant laws to corporate takeovers.
Pro-management laws often have the effect of entrenching management and deterring takeovers. While many reincorporation proposals carry such objectives, there are occasions where the purpose of the reincorporation may be to secure other benefits and must be taken into consideration in the vote.

US Reincorporation:
Shareholder proposal requiring offshore companies to reincorporate into the United States will be evaluated on a case by case basis.

I. Adjustment in Charter or By-Laws to Conform to Corporate Law Changes
Votes shall be cast for by-law changes recommended by management to conform to changes in corporate law. Management and corporate counsel are generally most qualified to monitor the propriety of these changes for compliance purposes.

Capital Structure

A. Increases in Common Stock
Votes shall be cast for increases in authorized common stock that are necessary to achieve legitimate corporate purposes.

Votes shall be cast against increases in authorized common stock that are deemed unnecessary, excessive or likely to be used to deter or fight takeovers.

Authorized common stock increases can constitute an important vehicle for raising capital, however it can also unnecessarily dilute shareholders or deter takeovers.

B. Change in Par Value of Authorized Stock.
Votes shall be cast for routine changes in par value.
Management is most qualified to determine this as a routine matter. However, they should not be considered routine if they: i) decrease the value held by Steinberg or clients, ii) materially reduce the corporation’s paid in or excess capital iii) reduce in par value a class of securities whose issuance can be used for anti-takeover purposes. In such circumstances, votes will be cast against such a proposal.

C. “Blank Check” Authorized Preferred Stock
Votes shall be cast against increases in “blank check” preferred stock.
“Blank check” preferred stock, stock authorized by shareholders that gives the board of directors broad powers to establish voting, dividend and other rights without shareholder review, can be used a takeover deterrent.

D. Merger, Consolidation, Reorganization, Recapitalization, Sale of Assets
Votes for these non-routine corporate transactions should be made on a case by case basis. The vote shall be based on an analysis of the transaction and should be the result of reasoned and formulated investment decisions.

E. Anti-Greenmail Proposals
Votes shall be cast for anti-greenmail proposals designed primarily to serve legitimate corporate purposes such as equal treatment among stockholders.

Votes shall be cast against anti-greenmail proposals designed primarily to deter potential raiders from making large investments in a corporation as a first step in a takeover.

F. Dividend Rights Plans, Poison Pills and Similar Devices
Votes shall be cast on a case by case basis for these proposals.
The following factors will be included in the consideration in determining a voting position; i) the specific terms of the plan ii) sunset provisions or clauses permitting shareholders to revoke the provision iii) absence/existence of other takeover defenses iv) prior performance of management v) management’s prior decisions with regard to mergers and acquisitions vi) the extent to which such merger and acquisition decisions are subject to Board and stockholder review vii) the medium and long term business plans of the company viii) the relationship of stock price to unrealized values and ix) the extent to which the corporation is perceived as a merger candidate. Since each situation can vary significantly, this list is intended to be representative but not limiting.

G. Standoff Proposals
Votes shall be cast for proposals that are designed to prevent the corporation from being forced to engage in transactions with potentially disruptive shareholders.

Votes shall be cast against proposals designed to prevent legitimate transactions to a corporate takeover.
Standoff proposals which typically prohibit a corporation from engaging in transactions such as mergers, asset purchases or sales, unless the transaction is consented to by the board of directors or a supermajority of shareholders, can positively or negatively affect shareholder value depending on the circumstances and need to be evaluated on the unique circumstances.

Compensation

Stock Option Plans and other Stock and Deferred Compensation Arrangements
Votes shall be cast on a case by case basis. ISS comparative analysis of share value transfer will be one of the primary criteria used in evaluating option and deferred compensation plans.

Votes shall be cast against management sponsored plans for employees that, alone or in conjunction with other plans, result in reserving over 20% of the company’s total issued and outstanding stock.

Votes shall be cast against compensation plans whose participants are officers and directors, if such plans, alone or in conjunction with already existing plans, either i) are structured so as to enable a control block of stock (10%) to be issued to such officers and directors or ii) provide such officers and directors with either excessive payments of automatic cash-outs through stock appreciation rights or other vehicles such as golden parachutes in the event of a takeover.

Stock options awards:
Shareholder proposals requiring performance-based stock options will be evaluated on a case by case basis.

Treatment of stock option awards:
We will vote for shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a certain date.

Performance Based Awards:
We will generally vote for shareholder proposals advocating the use of performance-based equity awards, unless the proposal is overly restrictive or the company demonstrates that it is using a “substantial” portion of performance – based awards for its top executives.

We will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

Holding periods:
We will vote for shareholder proposals asking companies to adopt full tenure holding periods for their executives, unless the company has already established some sort of holding period.

Future stock option awards:
We will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive broad-based (non-approved) plans and is not acting to correct the situation.

Supplemental Executive Retirement Plans (SERPs):
We will generally vote for Shareholder proposal unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans, along with the requirement that companies report on their executive retirement benefits (deferred compensation, splitdollar life insurance, SERPs, and pension benefits).

Extraordinary benefits:
Votes will be cast on a case by case basis concerning shareholder proposal requiring shareholder approval of extraordinary pension benefits for senior executives under the company’s SERP.

Key committee composition:
With respect to management proposals requesting reelection of insiders or affiliated directors who serve on audit, compensation, and nominating committees, we will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. We will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.

Social/Political Issues

A. South Africa, Environmental, Discrimination and Health Issues and other “Social Proposals”
Votes will be cast on a case by case basis.
Steinberg appreciates the importance of proposals relating to social issues and believes that economic, political, social, environmental and similar concerns can significantly affect both corporate and industrywide performance and the community in general. Accordingly, Steinberg will review and vote on such social-oriented proposals in accordance with its legal responsibilities. In such review, Steinberg will seriously consider management’s recommendations on the grounds that management is often most qualified to determine how social proposals will impact on a particular corporation’s business and stockholders.

Other
Periodically proposals will appear in proxy materials that do not fit any of the descriptions set forth above. Such proposals will be dealt with on a case by case basis.